As filed with the Securities and Exchange Commission on September 8, 2006

Registration Nos. 2-91948

811-04061

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON D.C. 20549

FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

Post-Effective Amendment No. 38

AND

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

Amendment No. 37

LEGG MASON PARTNERS CORE PLUS BOND FUND, INC.

(exact name of Registrant as Specified in Charter)

125 Broad Street, New York, New York 10004

(Address of Principal Executive Offices)

(800) 451-2010

(Registrant’s telephone number, including Area Code)

Robert I. Frenkel

300 First Stamford Place

Stamford, Connecticut 06902

(Name and Address of agent for service)

Continuous

(Approximate Date of Proposed Offering)

It is proposed that this filing will become effective on November 20, 2006 pursuant to paragraph (a) of Rule 485.

EXPERIENCE

PROSPECTUS

November     , 2006

The Securities and Exchange Commission has not approved or disapproved these securities or determined whether this prospectus is accurate or complete. Any statement to the contrary is a crime.

Legg Mason Partners Core Plus Bond Fund, Inc.

Class A, B, C, R and I Shares

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

“Smith Barney” and “Salomon Brothers” are service marks of Citigroup, licensed for use by Legg Mason as the names of funds and investment advisers. Legg Mason and its affiliates, as well as the fund’s investment manager, are not affiliated with Citigroup.

Legg Mason Partners Core Plus Bond Fund, Inc.

Prior to April 7, 2006, the fund was known as Smith Barney Core Plus Bond Fund, Inc. The fund’s investment objective and strategies were not affected as a result of this change.

Investments, risks and performance

Investment objective

The fund seeks maximum total return consisting of capital appreciation and income, consistent with the preservation of capital.

Principal investment strategies

Key investments

Under normal market conditions, the fund invests at least 80% of its net assets, plus any borrowings for investment purposes, in investment grade fixed income securities of U.S. issuers or other investments with similar economic characteristics, including repurchase agreements with respect to such securities. The portfolio managers have broad discretion to allocate the fund’s assets among the following segments of the fixed income securities market, with no specified minimum investment in any segment:

■	U.S. government obligations
■	Investment grade U.S. corporate debt
■	Mortgage-backed securities

The fund may invest up to 20% of its net assets in high yield, high risk corporate and government debt securities rated below investment grade (commonly known as “junk bonds”) or, if unrated, determined by the portfolio managers to be of comparable quality, and in U.S. dollar denominated and non-U.S. dollar denominated debt securities issued by foreign corporations, foreign governments, their agencies or instrumentalities, international agencies or supranational organizations, of which no more than 10% of the fund’s assets may be invested in fixed income securities of emerging market issuers.

Within these segments of the fixed income securities market, the fund may invest in a variety of securities and instruments, including asset-backed securities, variable and floating rate obligations, loan participations and assignments, structured notes, repurchase and reverse repurchase agreements and short-term debt obligations, including commercial paper, certificates of deposit, time deposits and bankers’ acceptances.

Allocation

The portfolio managers allocate and reallocate the fund’s assets among the types of fixed income securities described above based on their analysis of economic and market conditions and the relative returns and risks represented by each type.

Duration

The fund will normally maintain an average effective duration of three years to six years. Duration is an approximate measure of the sensitivity of the market value of the fund’s portfolio to changes in interest rates.

Selection process

The portfolio managers use a combination of quantitative models that seek to measure the relative risks and opportunities of each market segment based upon economic, market, political, currency and technical data and their own assessments of economic and market conditions in an effort to create an optimal risk/return allocation of the fund’s assets among various segments of the fixed income securities market. After the portfolio manag -

2         Legg Mason Partners Funds

ers make the sector allocations, they use traditional credit analysis to identify individual securities for the fund’s portfolio.

Government and mortgage-backed securities  In selecting government and mortgage-backed securities, the portfolio managers focus on identifying undervalued sectors and securities. Specifically, the portfolio managers:

■	Emphasize those sectors and maturities that seem to be most undervalued or appropriate based on the portfolio managers’ economic and interest rate outlooks
■	Monitor the yield spreads between U.S. Treasury and government agency or instrumentality securities and purchases agency and instrumentality securities when their additional yield justifies their additional risk
■	Use research to uncover inefficient sectors of the government and mortgage-backed securities markets and adjusts the fund’s portfolio to take advantage of new information
■	Measure the potential impact of supply/demand imbalances, changes in the relative yields for securities with different maturities, and changing prepayment patterns to identify individual securities that balance potential return and risk

U.S. corporate debt securities  In selecting U.S. corporate debt securities, the portfolio managers consider and compare the relative yields of various types of obligations and employ a forward looking strategy seeking to identify securities that exhibit or demonstrate a potential for higher ratings over time. The manager consider the issuer’s:

■	Financial condition
■	Sensitivity to economic conditions and trends
■	Operating history
■	Experience and track record of management

Foreign corporate and government debt  In selecting foreign corporate and government debt, the portfolio managers employ a top-down fundamental economic analysis combined with quantitative analytical tools. The portfolio managers invest in foreign corporate and government debt from different countries and regions, including, to a limited extent, emerging market countries. In selecting emerging market debt, the portfolio managers base their selection of countries on fundamentals and their selection of sectors and individual securities on quantitative analysis. The portfolio managers also may attempt to preserve the U.S. dollar value of securities by using derivatives to hedge foreign currency exposure. The portfolio managers consider:

■	Economic and political conditions within the issuer’s country
■	Overall and external debt levels and debt services ratios
■	Access to capital markets
■	Debt service payment history

The portfolio managers also employ an active sell strategy to dispose of securities that have a rising risk of default due to material changes in management, operations, earnings, or other internal or external factors.

Principal risks of investing in the fund

Investors could lose money on their investment in the fund, or the fund may not perform as well as other investments, as a result of the following risks:

■	Interest rates increase, causing the prices of fixed income securities to decline, reducing the value of the fund’s portfolio

Legg Mason Partners Core Plus Bond Fund, Inc.         3

■	Interest rates decline and the issuers of securities held by the fund pay principal earlier than scheduled or exercise a right to call the securities, thus forcing the fund to reinvest in lower yielding securities. This is known as prepayment or call risk
■	Interest rates increase and slower than expected principal payments extend the average life of fixed income securities held by the fund, locking in below market interest rates and reducing the value of these securities. This is known as extension risk
■	The issuer of a security owned by the fund defaults on its obligation to pay principal and/or interest, or the security’s credit rating is downgraded. This risk is higher for below investment grade bonds, as described below
■	Adverse governmental action or political, economic or market instability affects a foreign country or region
■	An unhedged currency in which a security is priced declines in value relative to the U.S. dollar
■	The portfolio managers’ judgment about the attractiveness, relative yield, value or potential appreciation of a particular security, or the proper allocation among types of fixed income securities, proves to be incorrect

Payments of principal and interest on mortgage pools issued by instrumentalities of the U.S. government are not guaranteed by the U.S. government. Although payments of principal and interest on mortgage pools issued by some U.S. agencies are guaranteed, this guarantee does not apply to losses resulting from declines in their market values.

Less developed foreign countries in which the fund may invest have less liquid and more volatile markets than in the United States. In some of these countries, there is also less information available about issuers and markets because of less rigorous accounting and regulatory standards than in the United States. Currency fluctuations could erase investment gains or add to investment losses.

Below investment grade bonds are speculative and their issuers may have diminished capacity to pay principal and/or interest. These securities have a higher risk of default, tend to be less liquid, and may be more difficult to value. Changes in economic conditions or other circumstances are likely to weaken the capacity of issuers of these securities to make principal and/or interest payments.

Who may want to invest

The fund may be an appropriate investment if you:

■	Are seeking total return through an investment in fixed income securities
■	Are willing to accept the risks of mortgage-backed securities, below investment grade bonds and foreign securities, including emerging markets debt

4         Legg Mason Partners Funds

Performance information

On March 11, 2005, the fund’s shareholders approved a change in the fund’s investment objective. The performance information shown below for the periods prior to March 18, 2005, reflects the performance of the fund when it operated under the name “Smith Barney Managed Governments Fund Inc.” and pursued an investment objective of high current income consistent with the liquidity and safety of capital by investing primarily in U.S. government securities, including mortgage-backed securities issued or guaranteed by agencies or instrumentalities of the U.S. government.

The following shows summary performance information for the fund in a bar chart and an Average Annual Total Returns table. The information provides an indication of the risks of investing in the fund by showing changes in its performance from year to year and by showing how the fund’s average annual returns compare with the returns of a broad-based unmanaged securities market index and an index of similar funds. The bar chart and the information below show performance of the fund’s Class A shares, but do not reflect the impact of sales charges (loads). If they did, the returns would be lower than those shown. Unlike the bar chart, the performance for Class A, B, C and I* shares in the Average Annual Total Returns table reflects the impact of the maximum sales charge (load) applicable to the respective classes, and the performance for Class A shares reflects the impact of taxes paid on distributions and the redemption of shares at the end of the period. Performance information for Class R shares is not provided as this class has not commenced operations as of the date of this prospectus. The fund’s past performance, is not necessarily an indication of how the fund will perform in the future.

Total Return for Class A Shares

Quarterly returns: (for periods shown in the bar chart)

Highest:         % in      quarter             ; Lowest:         % in      quarter             .

Year-to-date:         % through 9/30/06.

*	As of November 20, 2006, Class Y shares were renamed Class I shares.

Legg Mason Partners Core Plus Bond Fund, Inc.         5

Average Annual Total Returns For Periods Ended December 31, 2005

1 Year	5 Years	10 Years	Since Inception	Inception Date
Class A(1)

Return before taxes %	%	%	%	09/04/84

Return after taxes on distributions(2)%	%	%	N/A

Return after taxes on distributions and sale of fund shares(2)%	%	%	N/A

Other Classes (Return Before Taxes Only)

Class B %	%	%	%	11/06/92

Class C %	%	%	%	06/29/93

Class I(3)%	%	N/A	%	02/07/96

Lehman Aggregate Index(4)(7)%	%	%	N/A	N/A

Lipper Mortgage Fund Average(5)(7)%	%	%	N/A	N/A

Lipper Intermediate Fund Average(6)(7)%	%	%	N/A	N/A

(1)	On November 20, 2006, the initial sales charge on Class A shares was reduced for sales made on or after that date. The average annual returns for Class A shares in the table have been calculated as if the reduced sales charge had been in effect for the entire period.
(2)	After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period. After-tax returns shown above are for Class A shares only. After-tax returns for other share classes will vary.
(3)	As of November 20, 2006, Class Y shares were renamed Class I shares.
(4)	The Lehman Aggregate Index represents securities that are registered with the Securities and Exchange Commission (“SEC”), taxable, and dollar denominated and covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities.
(5)	The Lipper U.S. Mortgage Average (the “Lipper Mortgage Fund Average”) is a total return performance average composed of funds tracked by Lipper Inc. that invest in U.S. mortgage-backed securities.
(6)	The Lipper Intermediate Investment Grade Debt Fund Average (the “Lipper Intermediate Fund Average”) is a total return performance average of funds tracked by Lipper, Inc. that invest at least 65% of their assets in investment-grade debt issues (rated in the top four grades) with dollar-weighted average maturities of five to ten years.
(7)	It is not possible to invest directly in an index or average. An index does not reflect deductions for fees, expenses or taxes. An average reflects fees and expenses but no deduction for sales charges or taxes.

6         Legg Mason Partners Funds

Fee table

This table sets forth the fees and expenses you may pay if you invest in fund shares.

Shareholder Fees

(paid directly from your investment)	Class A		Class B	Class C		Class R	Class I(1)
Maximum sales charge (load) imposed on purchases (as a % of offering price)	4.25%		None	None		None	None

Maximum deferred sales charge (load) (as a % of the lower of net asset value at purchase or redemption)	None	(2)	4.50%	1.00	%(3)	None	None

Annual Fund Operating Expenses

(paid by the fund as a % of net assets)	Class A	Class B	Class C	Class R	Class I(1)
Management fee(4)	0.65%	0.65%	0.65%	0.65%	0.65%

Distribution and service (12b-1) fees	0.25%	0.75%	0.70%	0.50%	None

Other expenses(5)%		%	%	%	%

Total annual fund operating expenses	%	%	%	%	%

(1)	As of November 20, 2006, Class Y shares were renamed Class I shares.
(2)	You may buy Class A shares in amounts of $1,000,000 or more at net asset value (without an initial charge), but if you redeem those shares within 12 months of their purchase, you will pay a deferred sales charge of 1.00%.
(3)	As of November 20, 2006, the deferred sales charge is waived for retirement plans with omnibus accounts held on the books of the fund.
(4)	The fund pays a management fee computed daily and paid monthly at the following annual rates of the fund’s average daily net assets: 0.65% of the value of the fund’s average daily net assets up to $500 million and 0.60% of the value of the fund’s average daily net assets in excess of $500 million.
(5)	The amounts set forth in “Other expenses” for Class A, B, C and I Shares have been restated to reflect the estimated effect of new transfer agency and custody contracts which became effective January 1, 2006. The amounts set forth in “Other expenses” for Class R shares have been estimated based on “Other expenses” of other classes of the fund and include a recordkeeping fee which is used to compensate Service Agents for recordkeeping services.

Legg Mason Partners Core Plus Bond Fund, Inc.         7

Example

This example helps you compare the cost of investing in the fund with the costs of investing in other mutual funds. Your actual cost may be higher or lower. The example assumes:

■	You invest $10,000 in the fund for the period shown
■	Your investment has a 5% return each year — the assumption of a 5% return is required by the SEC for this example and is not a prediction of future the fund’s future performance
■	You reinvest all distributions and dividends without a sales charge
■	The fund’s operating expenses (before waivers and/or expense reimbursements, if any) remain the same

Number of years you own your shares

	1 year	3 years	5 years	10 years
Class A (with or without redemption)	$	$	$	$

Class B (redemption at end of period)	$	$	$		$(1)

Class B (no redemption)	$	$	$		$(1)

Class C (redemption at end of period)	$	$	$	$

Class C (no redemption)	$	$	$	$

Class R (with or without redemption)	$	$	$	$

Class I(2) (with or without redemption)	$	$	$	$

(1)	Assumes conversion to Class A shares approximately eight years after purchase.
(2)	As of November 20, 2006, Class Y shares were renamed Class I shares.

8         Legg Mason Partners Funds

More on the fund’s investments

Derivative contracts

The fund may, but need not, use derivative contracts, such as futures on securities, securities indices or currencies; options on these futures; forward currency contracts; and interest rate, credit default or currency swaps, for any of the following purposes:

■	To increase total return
■	To hedge against the economic impact of adverse changes in the market value of portfolio securities because of changes in interest rates
■	As a substitute for buying or selling securities
■	As a cash flow management technique

A derivative contract will obligate or entitle the fund to deliver or receive an asset or cash payment based on the change in value of one or more securities. Even a small investment in derivative contracts can have a big impact on the fund’s exposure to interest rates or exposure to changes in the value of individual securities. Therefore, using derivatives can disproportionately increase losses and reduce opportunities for gains when interest rates or the markets for individual securities are changing. The fund may not fully benefit from or may lose money on derivatives if changes in their value do not correspond accurately to changes in the value of the fund’s holdings. The counterparties to certain derivative contracts present the same types of default risk as issuers of fixed income securities. Derivatives also can make the fund less liquid and harder to value, especially in declining markets.

Foreign investments

The fund may invest up to 20% of its net assets in U.S. dollar and non-U.S. dollar denominated debt securities issued by foreign corporations and foreign governments, their agencies or instrumentalities, of which no more than 10% of its net assets may be invested in fixed income securities of emerging market issuers. The fund’s investments in securities of foreign issuers involve greater risk than investments in securities of U.S. issuers. Many foreign countries in which the fund invests may have markets that are less liquid and more volatile than U.S. markets. In some foreign countries, less information is available about foreign issuers and markets because of less rigorous accounting and regulatory standards. Currency fluctuations could erase investment gains or add to investment losses. The risks of investing in foreign securities are greater for securities of emerging market issuers because political or economic instability, lack of market liquidity, and negative government actions such as currency controls or seizure of private businesses or property are more likely.

Risk of high portfolio turnover

The fund may engage in active and frequent trading, resulting in high portfolio turnover. This may lead to the realization and distribution to shareholders of higher capital gains, increasing their tax liability. Frequent trading also increases transaction costs, which could detract from the fund’s performance.

Forward roll transactions

The fund may engage in forward roll transactions, in which the fund sells a mortgage security while simultaneously agreeing to repurchase a similar security from the same party at a

Legg Mason Partners Core Plus Bond Fund, Inc.         9

fixed price. These transactions involve risks that the market value will decline below the repurchase price or that the other party will default.

Defensive investing

The fund may depart from its principal investment strategies in response to adverse market, economic or political conditions by taking temporary defensive positions in any type of money market instruments and in short-term debt securities or cash without regard to any percentage limitations. If the fund takes a temporary defensive position, it may be unable to achieve its investment goal.

The fund may also use other strategies and invest in other securities that are described, along with their risks, in the fund’s Statement of Additional Information (“SAI”). However, the fund might not use all of the strategies and techniques or invest in all of the types of securities described in this prospectus or in the SAI. There also are many other factors, which are not described here, that could adversely affect your investment and that could prevent the fund from achieving its objective.

Portfolio holdings

The fund’s policies and procedures with respect to the disclosure of the fund’s portfolio securities are described in the SAI and on the fund’s website at http://www.leggmason.com/InvestorServices.

10         Legg Mason Partners Funds

Management

Manager and subadvisers

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the fund’s investment manager. LMPFA, with offices at 399 Park Avenue, New York, New York 10022, is a recently-organized investment adviser that has been formed to serve as the investment manager of the fund and other Legg Mason-sponsored funds. LMPFA provides administrative and certain oversight services to the fund. Western Asset Management Company (“Western Asset”) and Western Asset Management Company Limited (“Western Asset Limited”) provide the day-to-day portfolio management of the fund as subadvisers.

Western Asset, established in 1971, has offices at 385 East Colorado Boulevard, Pasadena, California 91101. Western Asset Limited has offices at 10 Exchange Place, London, England. Western Asset and Western Asset Limited act as investment advisers to institutional accounts, such as corporate pension plans, mutual funds and endowment funds. As of June 30, 2006, Western Asset’s total assets under management were approximately $            billion, of which approximately $            billion was managed by Western Asset Limited.

LMPFA, Western Asset and Western Asset Limited are wholly-owned subsidiaries of Legg Mason, Inc. (“Legg Mason”). Legg Mason, whose principal executive offices are at 100 Light Street, Baltimore, Maryland 21202, is a financial services holding company. As of June 30, 2006, Legg Mason’s asset management operation had aggregate assets under management of approximately             billion.

Prior to August 1, 2006, Smith Barney Fund Management LLC (“SBFM”) was the fund’s investment manager. SBFM is also a wholly-owned subsidiary of Legg Mason.

Portfolio Managers

The fund is managed by a team of portfolio managers, sector specialists and other investment professions. S. Kenneth Leech, Stephen A. Walsh, Carl L. Eichsteadt, Edward A. Moody, and Mark Lindbloom have been responsible for the day-to-day portfolio management of the fund since February 10, 2006. These portfolio managers lead the team, and their focus is on portfolio structure, including sector allocation, duration weighting and term structure decisions. In addition, Detlev Schlichter and Andres Sanchez-Balcazar have had portfolio management responsibility for the fund’s investments in non-U.S. dollar-denominated securities of non-U.S. issuers and currency transactions since February 1, 2006.

Messrs. Leech, Walsh, Eichstaedt, Moody, and Gardner are portfolio managers of Western Asset and have been employed by Western Asset for more than five years.

Messrs. Schlichter and Sanchez-Balcazar are each portfolio managers with Western Asset Limited and investment officers with Citigroup Asset Management Limited. Citigroup Asset Management Limited is a subsidiary of Legg Mason.

Mr. Schlichter joined Western Asset Limited in 2001. Prior to that time, he was a director of the European Bond Team at Merrill Lynch Investment Managers from 1998 to 2001. He has 16 years of investment experience.

Mr. Sanchez-Balcazar joined Western Asset Limited in 2005. Prior to that time, he was a fund manager with Merrill Lynch Investment Managers from 2000 to 2004. He has 9 years of investment experience.

Legg Mason Partners Core Plus Bond Fund, Inc.         11

The SAI provides additional information about the portfolio managers’ compensation, any other accounts managed by the portfolio managers, and any funds shares held by the portfolio managers and has more detailed information about the manager, subadviser and other fund service providers.

Management Fee

For the fiscal year ended July 31, 2006, the fund paid a fee of     % of the fund’s average daily net assets for advisory and administrative services. For the period from August 1, 2005 through November 30, 2005, the fund paid SBFM an advisory fee and an administrative fee equal to         % and         %, respectively, of the fund’s average daily net assets. For the period from December 1, 2005 through July 31, 2006, the fund paid SBFM a management fee equal to         % of the fund’s average daily net assets.

A discussion regarding the basis fro the Board’s approval of the fund’s management agreement and subadvisory agreements is available in the fund’s Annual Report for the fiscal year ended July 31, 2006.

Other information

The fund’s Board has approved a number of initiatives designed to streamline and restructure the fund complex, and has authorized seeking shareholder approval for those initiatives where shareholder approval is required. These initiatives include the election of a new Board, the grouping of the fund for organizational and governance purposes with other funds in the fund complex that are predominantly fixed-income funds, and adoption of a single form of organization as a Maryland business trust, with all funds operating under uniform charter documents. Fund shareholders entitled to vote also are being asked to approve investment matters, including standardized fundamental investment policies and the ability to change its goals and strategies without shareholder approval. Proxy materials describing these matters were mailed in October, 2006. If shareholder approval is obtained, these matters generally are expected to be effectuated during the first half of 2007.

Distribution Plan

Legg Mason Investor Services, LLC (“LMIS”), a wholly-owned broker dealer subsidiary of Legg Mason and Citigroup Global Markets Inc. (“CGMI”) serve as the fund’s distributors.

The fund has adopted a shareholder services and distribution plan for each of its Class A, B, C and R shares. Under the plan, the fund pays distribution and/or service fees. These fees are an ongoing expense and, over time, will increase the cost of your investment and may cost you more than other types of sales charges.

In addition, the fund’s distributor may make payments for distribution and/or shareholder servicing activities out of its past profits and other available sources. The distributor may also make payments to dealers for marketing, promotional or related expenses. The amount of these payments is determined by the distributor and may be substantial. The manager or an affiliate may make similar payments under similar arrangements.

The payments described in the paragraph above are often referred to as “revenue sharing payments.” The recipients of such payments may include the fund’s distributors, affiliates of the manager, broker-dealers, financial institutions and other financial intermediaries

12         Legg Mason Partners Funds

through which investors may purchase shares of the fund. In some circumstances, such payments may create an incentive for an intermediary or its employees or associated persons to recommend or sell shares of the fund to you. Please contact your financial intermediary for details about revenue sharing payments it may receive.

Transfer agent and shareholder servicing agent

PFPC, Inc. serves as the fund’s transfer agent and shareholder servicing agent. The transfer agent maintains the shareholder account records for the fund, handles certain communications between shareholders and the fund and distributes dividends and distributions payable by the fund.

Recent Developments

On May 31, 2005, the Securities and Exchange Commission (the “SEC”) issued an order in connection with the settlement of an administrative proceeding against SBFM, the then-investment adviser or manager to certain of the Funds and CGMI, relating to the appointment of an affiliated transfer agent for the Smith Barney family of mutual funds (the “Affected Funds”).

The SEC order finds that SBFM and CGMI willfully violated Section 206(1) of the Investment Advisers Act of 1940, as amended, and the rules promulgated thereunder (the “Advisers Act”). Specifically, the order finds that SBFM and CGMI knowingly or recklessly failed to disclose to the boards of the Affected Funds in 1999 when proposing a new transfer agent arrangement with an affiliated transfer agent that: First Data Investors Services Group (“First Data”), the Affected Funds’ then-existing transfer agent, had offered to continue as transfer agent and do the same work for substantially less money than before; and that Citigroup Asset Management (“CAM”), the Citigroup business unit that, at the time, included the Affected Funds’ investment manager and other investment advisory companies, had entered into a side letter with First Data under which CAM agreed to recommend the appointment of First Data as sub-transfer agent to the affiliated transfer agent in exchange, among other things, for a guarantee by First Data of specified amounts of asset management and investment banking fees to CAM and CGMI. The order also finds that SBFM and CGMI willfully violated Section 206(2) of the Advisers Act by virtue of the omissions discussed above and other misrepresentations and omissions in the materials provided to the Affected Funds’ boards, including the failure to make clear that the affiliated transfer agent would earn a high profit for performing limited functions while First Data continued to perform almost all of the transfer agent functions, and the suggestion that the proposed arrangement was in the Affected Funds’ best interests and that no viable alternatives existed.

SBFM and CGMI do not admit or deny any wrongdoing or liability. The settlement does not establish wrongdoing or liability for purposes of any other proceeding. The SEC censured SBFM and CGMI and ordered them to cease and desist from violations of Sections 206(1) and 206(2) of the Advisers Act. The order required Citigroup to pay $208.1 million, including $109 million in disgorgement of profits, $19.1 million in interest, and a civil money penalty of $80 million. Approximately $24.4 million has already been paid to the Affected Funds, primarily through fee waivers. The remaining $183.7 million, including the penalty, has been paid to the U.S. Treasury and will be distributed pursuant to a

Legg Mason Partners Core Plus Bond Fund, Inc.         13

plan submitted for the approval of the SEC. At this time, there is no certainty as to how the above-described proceeds of the settlement will be distributed, to whom such distributions will be made, the methodology by which such distributions will be allocated, and when such distributions will be made. The order also required that transfer agency fees received from the Affected Funds since December 1, 2004, less certain expenses, be placed in escrow and provided that a portion of such fees might be subsequently distributed in accordance with the terms of the order. On April 3, 2006, an aggregate amount of approximately $9 million held in escrow was distributed to the Affected Funds.

The order required SBFM to recommend a new transfer agent contract to the Fund boards within 180 days of the entry of the order; if a Citigroup affiliate submitted a proposal to serve as transfer agent or sub-transfer agent, SBFM and CGMI would have been required, at their expense, to engage an independent monitor to oversee a competitive bidding process. On November 21, 2005, and within the specified timeframe, the Affected Funds’ Boards selected a new transfer agent for the Affected Funds. No Citigroup affiliate submitted a proposal to serve as transfer agent. Under the order, SBFM also must comply with an amended version of a vendor policy that Citigroup instituted in August 2004.

Although there can be no assurance, SBFM does not believe that this matter will have a material adverse effect on the Affected Funds.

On December 1, 2005, Citigroup completed the sale of substantially all of its global asset management business, including SBFM, to Legg Mason.

14         Legg Mason Partners Funds

Choosing a class of shares to buy

Individual investors can choose among three classes of shares: Classes A, B and C shares. Institutional and retirement plan investors can choose among three(1) classes of shares: Class C, R and I (formerly Y) shares. Each class has different sales charges and expenses, allowing you to choose the class that best meets your needs.

When choosing which class of shares to buy, you should consider:

■	How much you plan to invest.
■	How long you expect to own the shares.
■	The expenses paid by each class detailed in the Fee table and Example at the front of this prospectus.
■	Whether you qualify for any reduction or waiver of sales charges.

If you are choosing between Class A and Class B shares, it will in almost all cases be the more economical choice for you to purchase Class A shares if you plan to purchase shares in an amount of $100,000 or more (whether in a single purchase or through aggregation of eligible holdings). This is because of the reduced sales charge available on larger investments of Class A shares and the lower ongoing expenses of Class A shares compared to Class B shares.

You may buy shares from:

■	Certain broker/dealers, financial intermediaries, financial institutions or Smith Barney Financial Advisors (each called a “Service Agent”)
■	The fund, but only if you are investing through certain qualified plans or Service Agents.

Different types of shareholder services may be available to you under arrangements offered by different Service Agents. In addition, these services may vary depending on the share class in which you choose to invest. In making your decision regarding which share class may be best for you, please keep in mind that your Service Agent may receive different compensation depending on the share class in which you invest. Investors should consult with their Service Agent about comparative pricing of shareholder services available to them under each available share class, the compensation that will be received by their Service Agent in connection with each available share class, and other factors that may be relevant to the investor’s decision as to the best share class in which to invest.

Not all classes of shares are available through each Service Agent. You should contact your Service Agent for further information.

(1)	As of November 20, 2006, Class A and Class B shares will no longer be offered through Service Agents to retirement plans with omnibus accounts held on the books of the fund. However, retirement plans that hold Class A or Class B shares prior to that date will continue to be permitted to make additional investments in that Class. Certain existing programs for current and prospective retirement plan investors sponsored by financial intermediaries will also remain eligible for Class A shares.

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Investment minimums

Minimum initial and additional investment amounts vary depending on the class of shares you buy and the nature of your investment account.

Investment Minimum Initial/Additional Investments
	Class A		Class B		Class C		Class R		Class I
General	$500/$50		$500/$50		$500/$50		n/a		n/a

IRAs and Uniform Gifts or Transfers to Minor Accounts	$250/$50		$250/$50		$250/$50		n/a		n/a

SIMPLE IRAs	$1/$1		$1/$1		$1/$1		n/a		n/a

Systematic Investment Plans	$25/$25		$25/$25		$25/$25		n/a		n/a

Clients of Eligible Financial Intermediaries(1)	$1/$1		n/a		n/a		n/a		None None	(2)/ (2)

Retirement Plans with omnibus accounts held on the books of the fund(3)	n/a	(4)	n/a	(4)	None None	(2)/ (2))	None None	(2)/ (2)	None None	(2)/ (2)

Other Retirement Plans(3)	$50/$50		$50/$50		$50/$50		n/a		n/a

Institutional Investors(5)	$500/$50		$500/$50		$500/$50		n/a		$1 million/ none	(6)

(1)	Clients of Eligible Financial Intermediaries are investors who invest in the fund through financial intermediaries that offer their clients Class A or I shares through investment programs as authorized by LMIS.
(2)	Minimums may be imposed by a financial intermediary.
(3)	Retirement Plans include 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit-sharing plans, non-qualified deferred compensation plans and other similar employer-sponsored retirement plans. Retirement Plans do not include individual retirement vehicles, such as traditional and Roth individual retirement accounts, Coverdell education savings accounts, individual 403(b)(7) custodial accounts, Keogh plans, SEPs, SARSEPs, SIMPLE IRAs, or Section 529 saving accounts.
(4)	As of November 20, 2006, Class A and Class B shares will no longer be offered through Service Agents to Retirement Plans with omnibus accounts held on the books of the fund. However, Retirement Plans that hold Class A or Class B shares prior to that date will continue to be permitted to make additional investments in that Class. Certain existing programs for current and prospective Retirement Plan investors sponsored by financial intermediaries will also remain eligible for Class A shares.
(5)	Institutional Investors generally include corporations, banks, insurance companies, foundations, retirement plans and other similar entities with direct relationships to the fund. As of November 20, 2006, Class I shares will generally be offered only to Institutional Investors (unless a client of a financial intermediary). However, non-Institutional Investors that hold Class I shares prior to that date will continue to be permitted to make additional investments in Class I shares.
(6)	The $1 million investment amount does not apply to investors who invest in the fund through financial intermediaries that offer their clients Class I shares through investment programs, although certain investment minimums may be imposed by a financial intermediary.

More information about the fund’s classes of shares is available through the Legg Mason Partners Funds’ web site. You’ll find detailed information about sales charges and ways you can qualify for reduced or waived sales charges, including:

■	the front-end sales charges that apply to the purchase of Class A shares
■	the deferred sales charges that apply to the redemption of Class B shares, Class C shares and certain Class A shares (within one year)
■	who qualifies for lower sales charges on Class A shares
■	who qualifies for a sales load waiver

Go to http://www.leggmason.com/InvestorServices and click on the name of the fund.

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Comparing the fund’s classes

The following table compares key features of the fund’s classes. You should review the Fee Table and Example at the front of this prospectus carefully before choosing your share class. You Service Agent can help you decide which class meets your goals. They may receive different compensation depending upon which class you choose.

	Class A	Class B	Class C	Class R	Class I
Key features	■ Initial sales charge ■ You may qualify for reduction or waiver of initial sales charge ■ Generally lower annual expenses than Class B and Class C	■ No initial sales charge ■ Deferred sales charge declines over time ■ Converts to Class A after approximately 8 years ■ Higher annual expenses than Class A	■ No initial sales charge ■ Deferred sales charge for only 1 year ■ Does not convert to Class A ■ Higher annual expenses than Class A	■ No initial or deferred sales charge ■ Only offered to eligible Retirement Plans with omnibus accounts held on the books of the fund	■ No initial or deferred sales charge ■ Only offered to institutional and other eligible investors ■ Lower expenses than the other classes
Initial sales charge	Up to 4.25%; reduced or waived for large purchases and certain investors. No charge for purchases of $1 million or more	None	None	None	None
Deferred sales charge	1.00% on purchases of $1 million for redemptions within 1 year of purchase; waived for certain investors	4.50% for redemptions within 1 year. This charge is reduced by over time and there is no deferred sales charge after 5 years; waived for certain investors	1.00% for redemptions within 1 year of purchase; waived for certain retirement plan investors	None	None
Annual distribution and service fees	0.25% of average daily net assets	0.75% of average daily net assets	0.70% of average daily net assets	0.50% of average daily net assets	None
Exchange Privilege(1)	Class A shares of most Legg Mason Partners funds	Class B shares of most Legg Mason Partners funds	Class C of most Legg Mason Partners funds	Class R shares of applicable Legg Mason Partners funds	Class I shares of most Legg Mason Partners funds
(1)	Ask your Service Agent for the Legg Mason Partners Funds available for exchange.

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Sales charge

Class A shares

You buy Class A shares at the offering price, which is the net asset value plus a sales charge. You pay a lower sales charge as the size of your investment increases to certain levels called breakpoints. You do not pay a sales charge on the fund’s distributions or dividends reinvested in additional Class A shares.

The table below shows the rate of sales charge you pay, depending on the amount you purchase, for purchases made on or after November 20, 2006. The table below also shows the amount of broker-dealer compensation that is paid out of the sales charge. This compensation includes commissions received by Service Agents that sell shares of the fund. Each distributor retains that portion of the sales charge that is not paid to the broker/dealer in accordance with the table below. For shares sold by LMIS, LMIS will receive the sales charge imposed on purchases of Class A shares (or any deferred sales charge paid on redemptions) and will retain the full amount of such sales charge. For shares sold by CGMI, CGMI will receive the sales charge imposed on purchases of Class A shares and will retain an amount equal to the broker-dealer commission paid out of the sales charge. LMIS will receive any portion not retained by CGMI. Service Agents (including CGMI) will also receive a fee payable on Class A shares at an annual rate of up to 0.25% of the average daily net assets represented by the Class A shares serviced by them.

Amount of investment	Sales charge as % of offering price	Sales charge as % of net amount	Broker/Dealer Commission as a % of offering price
Less than $100,000	4.25	4.44	4.00

$100,000 but less than $250,000	3.50	3.63	3.00

$250,000 but less than $500,000	2.50	2.56	2.00

$500,000 but less than $750,000	2.00	2.04	1.60

$750,000 but less than $1 million	1.50	1.52	1.20

$1 million or more*	0	0	up to 1.00

*	A distributor may pay a commission of up to 1.00% to a Service Agent for purchase amounts of $1 million or more. In such cases, starting in the thirteenth month after purchase, the Service Agent will also receive an annual fee of up to 0.25% of the average daily net assets represented by the Class A shares held by its clients. Prior to the thirteenth month, the distributor will retain this fee. Where the Service Agent does not receive the payment of this commission, the Service Agent will instead receive the annual fee starting immediately after purchase. In certain cases, the Service Agent may receive both a payment of the commission and the annual fee starting immediately after purchase. As of November 20, 2006, the commission of up to 1.00% will no longer be paid to Service Agents for purchases by retirement plans with a direct omnibus relationship with the fund. However, for certain retirement plans that are permitted to purchase shares at net asset value on or after this date, the Service Agent will remain eligible to receive commissions on additional Class A shares that are purchased. Please contact your Service Agent for more information.

Investments of $1,000,000 or more

You do not pay an initial sales charge when you buy $1,000,000 or more of Class A shares. However, if you redeem these Class A shares within one year of purchase, you will pay a deferred sales charge of 1.00%.

18         Legg Mason Partners Funds

Qualifying for a reduced Class A sales charge

There are several ways you can combine multiple purchases of Class A shares of Legg Mason Partners Funds to take advantage of the breakpoints in the sales charge schedule. In order to take advantage of reductions in sales charges that may be available to you when you purchase fund shares, you must inform your Service Agent or the transfer agent if you have entered into a letter of intent or a right of accumulation and if there are other accounts in which there are holdings eligible to be aggregated with your purchases. Certain records, such as account statements, may be necessary in order to verify your eligibility for reduced sales charges.

■	Accumulation Privilege – lets you combine the current value of Class A shares of the fund with all other shares of Legg Mason Partners Funds that are owned by:
☐	you; or
☐	your spouse and children under the age of 21;

with the dollar amount of your next purchase of Class A shares for purposes of calculating the initial sales charge.

Shares of Smith Barney money market funds (other than money market fund shares acquired by exchange from other Legg Mason Partners Funds), Legg Mason Partners S&P 500 Index Fund and Class O shares of Legg Mason Partners Equity Fund, Inc. may not be combined.

If your current purchase order will be placed through a Smith Barney Financial Advisor, you may also combine eligible shares held in accounts with a different Service Agent. If you hold shares of Legg Mason Partners Funds in accounts at two or more different Service Agents, please contact your Service Agents to determine which shares may be combined.

Certain trustees and fiduciaries may be entitled to combine accounts in determining their sales charge.

■	Letter of Intent – lets you purchase Class A shares of Legg Mason Partners Funds over a 13-month period and pay the same sales charge on Class A shares, if any, as if all shares had been purchased at once. At the time you enter into the letter of intent, you select your asset goal amount. Generally, purchases of any Legg Mason Partners Funds shares that are subject to a sales charge and are purchased during the 13-month period by:
☐	you; or
☐	your spouse and children under the age of 21

are eligible for inclusion under the letter, based on the public offering price at the time of the purchase, and any capital appreciation on those shares. You may also backdate your letter up to 90 days in which case eligible purchases made during that period will be treated as purchases made under the letter. In addition, you can include towards your asset goal amount the current value of any eligible purchases that were made prior to the date of entering into the letter of intent and are still held.

If you are setting up your letter of intent through a Smith Barney Financial Advisor, you may also include eligible shares held in accounts with a different Service Agent. If you hold shares of Legg Mason Partners Funds in accounts at two or more different Service Agents, please contact your Service Agents to determine which shares may be combined.

Shares of Smith Barney money market funds (other than money market fund shares acquired by exchange from other Legg Mason Partners Funds), Legg Mason Partners S&P 500 Index Fund and Class O shares of Legg Mason Partners Equity Fund, Inc. may not be

Legg Mason Partners Core Plus Bond Fund, Inc.         19

combined. If you do not meet your asset goal amount, shares equal to the amount of any sales charges due for your actual purchases, will be redeemed from your account.

Waivers for certain Class A investors

Class A initial sales charges are waived for certain types of investors, including:

■	Employees of Service Agents having dealer, service or other selling agreements with the fund’s distributors
■	Investors who redeemed Class A shares of a Legg Mason Partners Fund in the past 60 days, if the investor’s Service Agent is notified
■	Directors and officers of any Legg Mason-sponsored fund
■	Employees of Legg Mason and its subsidiaries

If you qualify for a waiver of the Class A initial sales charge, you must notify your Service Agent or the transfer agent at the time of purchase and provide sufficient information at the time of purchase to permit verification that the purchase qualifies for the initial sales charge waiver.

If you want to learn about additional waivers of Class A initial sales charges, contact your Service Agent, consult the SAI or look at the Legg Mason Partners Funds’ website: http://www.leggmason.com/InvestorServices and click on the name of the fund.

Class B shares

You buy Class B shares at net asset value without paying an initial sales charge. However, if you redeem your Class B shares within five years of your purchase payment, you will pay a deferred sales charge. The deferred sales charge decreases as the number of years since your purchase payment increases.

Year after purchase	1st	2nd	3rd	4th	5th	6th through 8th
Deferred sales charge	4.50%	4%	3%	2%	1%	0%

LMIS will pay Service Agents, including CGMI, selling Class B shares a commission of up to 4% of the purchase price of the Class B shares they sell and LMIS will retain the deferred sales charges. Service Agents also receive a fee at an annual rate of up to 0.25% of the average daily net assets represented by the Class B shares.

20         Legg Mason Partners Funds

Class B conversion

After approximately 8 years, Class B shares automatically convert into Class A shares. This helps you because Class A shares have lower annual expenses. Your Class B shares will convert to Class A shares as follows:

Shares issued: At initial purchase	Shares issued: On reinvestment of dividends and distributions	Shares issued: Upon exchange from another Legg Mason Partners Fund
Approximately eight years after the date of purchase payment	In same proportion as the number of Class B shares converting is to total Class B shares you own (excluding shares issued as a dividend)	On the date the shares originally acquired would have converted into Class A shares

Class C shares

You buy Class C shares at net asset value without paying an initial sales charge. However, if you redeem your Class C shares within one year of purchase, you will pay a deferred sales charge of 1.00%.

LMIS will pay Service Agents selling Class C shares (other than on shares sold to omnibus accounts of retirement plans held on the books of the fund) a commission of up to 1.00% of the purchase price of the Class C shares they sell and will retain the deferred sales charges and an annual fee of up to 0.70% until the thirteenth month after purchase. Starting in the thirteenth month after purchase, Service Agents will receive an annual fee of up to 0.70% of the average daily net assets represented by the Class C shares serviced by them. As of November 20, 2006, starting immediately after purchase, LMIS will pay Service Agents selling Class C shares to retirement plans with omnibus accounts held on the books of the fund an annual fee of up to 0.70% of the average daily net assets represented by the Class C shares serviced by them.

As of November 20, 2006, retirement plans with an omnibus account held on the books of the fund will not be subject to a deferred sales charge on shares redeemed within one year of purchase.

Class R shares

You buy Class R shares at net asset value with no initial sales charge and no deferred sales charge when you redeem. Class R shares are offered only to retirement plans with accounts held on the books of the fund (either at the plan level or at the level of the financial intermediary). Retirement plans include 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit-sharing plans, non-qualified deferred compensation plans and other similar employer-sponsored retirement plans. Retirement plans do not include individual retirement vehicles, such as traditional and Roth individual retirement accounts, Coverdell education savings accounts, individual 403(b)(7) custodial accounts, Keogh plans, SEPs, SARSEPs, SIMPLE IRAs or Section 529 saving accounts.

Legg Mason Partners Core Plus Bond Fund, Inc.         21

LMIS may pay Service Agents selling Class R shares an annual fee of up to 0.50% of the average daily net assets represented by the Class R shares serviced by them. In addition, the fund may pay Service Agents a recordkeeping fee for performing recordkeeping services for Class R shares.

Class I shares

As of November 20, 2006, Class Y shares were renamed Class I shares. You buy Class I shares at net asset value with no initial sales charge and no deferred sales charge when you redeem. Class I shares are offered to institutional investors, including corporations, banks, insurance companies, foundations, retirement plans and other similar entities, and may be offered to other investors in the discretion of a distributor. Class I shares are also offered to investors who invest in the fund through financial intermediaries that offer their clients Class I shares through investment programs, as authorized by LMIS, such as (i) fee-based advisory or brokerage account programs (ii) employee benefit plans such as 401(k), 457 or 403(b) retirement plans or (iii) college savings vehicles such as 529 plans. Investors who held Class I shares prior to November 20, 2006 will continue to be permitted to make additional investments in Class I shares.

Investors in Class I shares must generally meet the $1,000,000 minimum initial investment requirement. The $1,000,000 minimum investment amount does not apply to investors who invest in the fund through financial intermediaries that offer their clients Class I shares through investment programs, although certain investment minimums may be imposed by a financial intermediary.

22         Legg Mason Partners Funds

More about deferred sales charges

The deferred sales charge is based on the net asset value at the time of purchase or redemption, whichever is less, and therefore you do not pay a sales charge on amounts representing appreciation or depreciation.

In addition, you do not pay a deferred sales charge on:

■	Shares exchanged for shares of another Legg Mason Partners Fund
■	Shares representing reinvested distributions and dividends
■	Shares no longer subject to the deferred sales charge

Each time you place a request to redeem shares, the fund will first redeem any shares in your account that are not subject to a deferred sales charge and then the shares in your account that have been held the longest.

If you redeemed shares of a Legg Mason Partners Fund paid a deferred sales charge, you may, under certain circumstances, reinvest all or part of the redemption proceeds within 60 days and receive pro rata credit for any deferred sales charge imposed on the prior redemption. Please contact your Service Agent for additional information.

LMIS receives deferred sales charges as partial compensation for their expenses in selling shares, including the payment of compensation to your Service Agent.

Deferred sales charge waivers

The deferred sales charge for each share class will generally be waived:

■	On payments made through certain systematic withdrawal plans
■	On certain distributions from a retirement plan
■	For involuntary redemptions of small account balances
■	For 12 months following the death or disability of a shareholder

If you want to learn more about additional waivers of deferred sales charges, contact your Service Agent, consult the SAI or look at the Legg Mason Partners Funds’ web site: http://www.leggmason.com/InvestorServices and click on the name of the fund.

Legg Mason Partners Core Plus Bond Fund, Inc.         23

Buying shares

Through a Service Agent

You should contact your Service Agent to open a brokerage account and make arrangements to buy shares. If you do not provide the following information, your order will be rejected:

■ Class of shares being bought

■ Dollar amount or number of shares being bought

Your Service Agent may charge an annual account maintenance fee.

Through the fund

Qualified retirement plans and certain other investors who are clients of certain Service Agents are eligible to buy shares directly from the fund.

■ Write the fund at the following address:

Legg Mason Partners Funds

c/o PFPC, Inc

P.O. Box 9699

Providence, Rhode Island 02940-9699

■ Enclose a check to pay for the shares. For initial purchases, complete and send an account application available at: ■ For more information, please call Shareholder Services at 800-451-2010

Through a systematic investment plan

You may authorize your Service Agent or the transfer agent to transfer funds automatically from (i) a regular bank account, (ii) cash held in a brokerage account with a Service Agent or (iii) certain money market funds, in order to buy shares on a regular basis.

■ Amounts transferred should be at least $25

■ Amounts may be transferred monthly, every alternate month, quarterly, semi-annually or annually

■ If you do not have sufficient funds in your account on a transfer date, your Service Agent or the transfer agent may charge you a fee

For more information, contact your Service Agent or the transfer agent or consult the SAI.

24         Legg Mason Partners Funds

Exchanging shares

Legg Mason Partners offers a distinctive family of funds tailored to help meet the varying needs of both large and small investors

You should contact your Service Agent to exchange into other Legg Mason Partners Funds. Be sure to read the prospectus of the Legg Mason Partners Fund into which you are exchanging. An exchange is a taxable transaction, unless you are investing through a tax-qualified savings plan or account.

■  You may exchange shares only for shares of the same class of another Legg Mason Partners Fund. Not all Legg Mason Partners Funds offer all classes.

■  Not all Legg Mason Partners Funds may be offered in your state of residence. Contact your Service Agent or the transfer agent for further information.

■  Exchanges of Class A, B, C and R shares are subject to minimum investment requirements (except for systematic investment plan exchanges), and all shares are subject to the other requirements of the fund into which exchanges are made.

■  If you hold share certificates, the transfer agent must receive the certificates endorsed for transfer or with signed stock powers (documents transferring ownership of certificates) before the exchange is effective.

■  The fund may suspend or terminate your exchange privilege if you engage in an excessive pattern of exchanges.

Waiver of additional sales charges

Your shares will not be subject to an initial sales charge at the time of the exchange.

Your deferred sales charge (if any) will continue to be measured from the date of your original purchase of shares subject to a deferred sales charge.

By telephone	If you do not have a brokerage account with a Service Agent, you may be eligible to exchange shares through the fund. You must complete an authorization form to authorize telephone transfers. If eligible, you may make telephone exchanges on any day the New York Stock Exchange Inc. (“NYSE”) is open. Call Mutual Funds Shareholder Services at 800-451-2010 between 8:30 a.m. and 4:00 p.m. (Eastern time). Exchanges are priced at the net asset value next determined.
You can make telephone exchanges only between accounts that have identical registrations.

By mail	If you do not have a brokerage account, contact your Service Agent or write to the fund at the address on the following page.

Through a systematic exchange plan

You may be permitted to schedule exchanges of shares of any class of the fund for shares of the same class of any other Legg Mason Partners Fund.

■  Exchanges may be made, monthly, every alternate month, quarterly, semi-annually or annually

■  A predetermined dollar amount of at least $25 per exchange is required

For more information contact your Service Agent or the transfer agent.

Legg Mason Partners Core Plus Bond Fund, Inc.         25

Redeeming shares

Generally

Contact your Service Agent to redeem shares of the fund.

If you hold share certificates, the transfer agent must receive the certificates endorsed for transfer or with signed stock powers before you may redeem.

If the shares are held by a fiduciary or corporation, other documents may be required.

Redemptions are priced at net asset value next determined after receipt.

Your redemption proceeds will normally be sent within three business days after your request is received in good order, but in any event with in seven days. Your redemption proceeds may be delayed for up to ten days if your purchase was made by check.

If you have a brokerage account with a Service Agent, your redemption proceeds will be sent to your Service Agent. In other cases, unless you direct otherwise, your redemption proceeds will be paid by check mailed to your address of record.

By mail	For accounts held directly at the fund, send written requests to the fund at the following address: Legg Mason Partners Funds c/o PFPC, Inc. P.O. Box 9699 Providence, Rhode Island 02940-9699

Your written request must provide the following:

■ The fund name, the class of shares to be redeemed, and your account number

■ The dollar amount or number of shares to be redeemed

■ Signatures of each owner exactly as the account is registered

■ Signature guarantees, as applicable

By telephone

If you do not have a brokerage account with a Service Agent, you may be eligible to redeem shares (except those held in certain retirement plans) in amounts up to $50,000 per day through the fund. You must complete an authorization form to authorize telephone redemptions. If eligible, you may request redemptions by telephone on any day the NYSE is open. Call Shareholder Services at 1-800-451-2010 between 8:30 a.m. and 4:00 p.m. (Eastern time).

Your redemption proceeds can be sent by check to your address of record or by wire or electronic transfer (ACH) to a bank account designated on your authorization form. You must submit a new authorization form to change the bank account designated to receive wire or electronic transfers and you may be asked to provide certain other documents. The transfer agent may charge a fee on a wire or an electronic transfer (ACH).

26         Legg Mason Partners Funds

Automatic cash withdrawal plans	You can arrange for the automatic redemption of a portion of your shares monthly, every alternate month, quarterly, semi-annually or annually. To qualify you must own shares of the fund with a value of at least $10,000 ($5,000 for retirement plan accounts) and each automatic redemption must be at least $50. If your shares are subject to a deferred sales charge, the sales charge will be waived if your automatic payments are equal to or less than 12.00% annually or 2.00% monthly of your account balance on the date the withdrawals commence.

The following conditions apply:

■ Your shares must not be represented by certificates

■ All dividends and distributions must be reinvested

For more information, contact your Service Agent or consult the SAI.

Legg Mason Partners Core Plus Bond Fund, Inc.         27

Other things to know about transactions

When you buy, exchange or redeem shares, your request must be in good order. This means you have provided the following information, without which your request will not be processed:

■	Name of the fund
■	Your account number
■	Class of shares being bought, and if you own more than one class, the class of shares being exchanged or redeemed
■	Dollar amount or number of shares being bought, exchanged or redeemed
■	Signature of each owner exactly as the account is registered

The fund’s transfer agent or Shareholder Services will employ reasonable procedures to confirm that any telephone exchange or redemption request is genuine, including recording calls, asking the caller to provide certain personal identification information, sending you a written confirmation or requiring other confirmation procedures from time to time. If these procedures are followed, neither the fund nor its agent will bear any liability for such transactions.

Signature guarantees

To be in good order, your redemption request must include a signature guarantee if you:

■	Are redeeming over $50,000
■	Are sending signed share certificates or stock powers to the transfer agent
■	Instruct the transfer agent to mail the check to an address different from the one on your account
■	Changed your account registration or your address within 30 days
■	Want the check paid to someone other than the account owner(s)
■	Are transferring the redemption proceeds to an account with a different registration

You can obtain a signature guarantee from most banks, dealers, brokers, credit unions and federal savings and loan institutions, but not from a notary public.

The fund has the right to:

■	Suspend the offering of shares
■	Waive or change minimum and additional investment amounts
■	Reject any purchase or exchange order
■	Change, revoke or suspend the exchange privilege
■	Suspend telephone transactions
■	Suspend or postpone redemptions of shares on any day when trading on the NYSE is restricted, or as otherwise permitted by the SEC
■	Pay redemption proceeds by giving you securities. You may pay transaction costs to dispose of the securities

Small account balances/Mandatory redemptions

If at any time the aggregate net asset value of the fund shares in your account is less than $500 for any reason (including solely due to declines in net asset value and/or failure to invest at least $500 within a reasonable period), the fund reserves the right to ask you to bring your account up to the applicable minimum investment amount as determined by

28         Legg Mason Partners Funds

your Service Agent. In such case you shall be notified in writing and will have 60 days to make an additional investment to bring your account value up to the required level. If you choose not to do so within this 60-day period, the fund may close your account and send you the redemption proceeds. In the event your account is closed due to a failure to increase your balance to the minimum required amount, you will not be eligible to have your account subsequently reinstated without imposition of any sales charges that may apply to your new purchase. The fund may, with prior notice, change the minimum size of accounts subject to mandatory redemption, which may vary by class, or implement fees for small accounts.

Subject to applicable law, the fund may, with prior notice, adopt other policies from time to time requiring mandatory redemption of shares in certain circumstances.

For more information please contact your Service Agent, the transfer agent or consult the SAI.

Frequent purchases and redemptions of fund shares

Frequent purchases and redemptions of fund shares may interfere with the efficient management of the fund’s portfolio by its portfolio managers, increase portfolio transaction costs, and have a negative effect on the fund’s long-term shareholders. For example, in order to handle large flows of cash into and out of the fund, the portfolio managers may need to allocate more assets to cash or other short-term investments or sell securities, rather than maintaining full investment in securities selected to achieve the fund’s investment objective. Frequent trading may cause the fund to sell securities at less favorable prices. Transaction costs, such as brokerage commissions and market spreads, can detract from the fund’s performance. In addition, the return received by long-term shareholders may be reduced when trades by other shareholders are made in an effort to take advantage of certain pricing discrepancies, when, for example, it is believed that the fund’s share price, which is determined at the close of the NYSE on each trading day, does not accurately reflect the value of the fund’s portfolio securities. Funds investing in foreign securities have been particularly susceptible to this form of arbitrage, but other funds could also be affected.

Because of the potential harm to the fund and its long-term shareholders, the Board of the fund has approved policies and procedures that are intended to discourage and prevent excessive trading and market timing abuses through the use of various surveillance techniques. Under these policies and procedures, the fund may limit additional exchanges or purchases of fund shares by shareholders who are believed by the manager to be engaged in these abusive trading activities. The intent of the policies and procedures is not to inhibit legitimate strategies, such as asset allocation, dollar cost averaging, or similar activities that may nonetheless result in frequent trading of fund shares. For this reason, the Board has not adopted any specific restrictions on purchases and sales of fund shares, but the fund reserves the right to reject any exchange or purchase of fund shares with or without prior notice to the account holder. In cases where surveillance of a particular account establishes what the manager believes to be obvious market timing, the manager will seek to block future purchases and exchanges of fund shares by that account. Where surveillance of a particular account indicates activity that the manager believes could be either abusive or for legitimate purposes, the fund may permit the account holder to justify the activity.

Legg Mason Partners Core Plus Bond Fund, Inc.         29

The policies apply to any account, whether an individual account or accounts with financial intermediaries such as investment advisers, broker/dealers or retirement plan administrators, commonly called omnibus accounts, where the intermediary holds fund shares for a number of its customers in one account. The fund’s distributors have entered into agreements with intermediaries requiring the intermediaries to provide certain information to help identify frequent trading activity and to prohibit further purchases or exchanges by a shareholder identified as having engaged in frequent trading.

The fund’s policies also require personnel such as portfolio managers and investment staff to report any abnormal or otherwise suspicious investment activity, and prohibit short-term trades by such personnel for their own account in mutual funds managed by the manager and its affiliates, other than money market funds. Additionally, the fund has adopted policies and procedures to prevent the selective release of information about the fund’s portfolio holdings, as such information may be used for market-timing and similar abusive practices.

The fund’s policies provide for ongoing assessment of the effectiveness of current policies and surveillance tools, and the Board reserves the right to modify these or adopt additional policies and restrictions in the future. Shareholders should be aware, however, that any surveillance techniques currently employed by the fund or other techniques that may be adopted in the future may not be effective. As noted above, if the fund is unable to detect and deter trading abuses, the fund’s performance, and its long-term shareholders, may be harmed. In addition, because the fund has not adopted any specific limitations or restrictions on the trading of fund shares, shareholders may be harmed by the extra costs and portfolio management inefficiencies that result from frequent trading of fund shares, even when the trading is not for abusive purposes. The fund will provide advance notice to shareholders and prospective investors of any specific restrictions on the trading of fund shares that the board may adopt in the future.

Share certificates

Share certificates for the fund will no longer be issued. If you currently hold share certificates of the fund, such certificates will continue to be honored. If you would like to return your share certificates to the fund and hold your shares in uncertificated form, please contact your Service Agent or the transfer agent.

Record Ownership

If you hold shares through a Service Agent, your Service Agent may establish and maintain your account and be the shareholder of record. In the event that the fund holds a shareholder meeting, your Service Agent, as record holder, will vote your shares in accordance with your instructions. If you do not give your Service Agent voting instructions, your Service Agent may nonetheless, under certain circumstances, be entitled to vote your shares.

30         Legg Mason Partners Funds

Dividends, distributions and taxes

Dividends and distributions

The fund generally pays dividends monthly and makes capital gain distributions, if any, once a year, typically in December. The fund may pay additional distributions and dividends at other times if necessary for the fund to avoid a federal tax. The fund expects distributions to be primarily from income. Distributions and dividends are reinvested in additional fund shares of the same class you hold. You do not pay a sales charge on reinvested distributions or dividends. Alternatively, you can instruct your Service Agent or the transfer agent to have your distributions and/or dividends paid in cash. You can change your choice at any time to be effective as of the next distribution or dividend.

Taxes

In general, redeeming shares, exchanging shares and receiving dividends and distributions (whether in cash or additional shares) are all taxable events. The following table summarizes the tax status to you of certain transactions related to the fund.

Transaction	Federal tax status
Redemption or exchange of shares	Usually capital gain or loss; long-term only if shares owned more than one year

Long-term capital gain distributions	Long-term capital gain

Dividends	Ordinary income

Distributions attributable to short-term capital gains are treated as dividends, taxable as ordinary income. Dividends and capital gain distributions are taxable whether received in cash or reinvested in fund shares.

Long-term capital gain distributions are taxable to you as long-term capital gain regardless of how long you have owned your shares. You may want to avoid buying shares when the fund is about to declare a capital gain distribution or a dividend, because it will be taxable to you even though it may actually be a return of a portion of your investment.

After the end of each year, your servicing agent or the fund will provide you with information about the distributions and dividends you received and any redemptions of shares during the previous year. If you do not provide the fund with your correct taxpayer identification number and any required certifications, you may be subject to back-up withholding on your distributions, dividends and redemption proceeds. Because each shareholder’s circumstances are different and special tax rules may apply, you should consult your tax adviser about your investment in the fund.

The above discussion is applicable to shareholders who are U.S. persons. If you are a non-U.S. person, please consult your own tax adviser with respect to the U.S. tax consequences to you of an investment in the fund.

Legg Mason Partners Core Plus Bond Fund, Inc.         31

Share price

You may buy, exchange or redeem shares at their net asset value, plus any applicable sales charge, next determined after receipt of your request in good order, plus any applicable sales charge. The fund’s net asset value per share is the value of its assets minus its liabilities divided by the number of shares outstanding. Net asset value is calculated separately for each class of shares. The fund calculates its net asset value every day the NYSE is open. This calculation is done when regular trading closes on the NYSE (normally 4:00 p.m., Eastern time). The NYSE is closed on certain holidays listed in the SAI.

The Board has approved procedures to be used to value the fund’s securities for the purposes of determining the fund’s net asset value. The valuation of the securities of the fund is determined in good faith by or under the direction of the Board. The Board has delegated certain valuation functions for the fund to the manager.

The fund generally values its securities based on market prices determined at the close of regular trading on the NYSE. The fund’s currency valuations, if any, are done when the London stock exchange closes, which is usually at 12 noon Eastern time. The market price for debt obligations is generally the price supplied by an independent third party pricing service approved by the fund’s Board, which may use a matrix, formula or other objective method that takes into consideration market indices, yield curves and other specific adjustments. Short-term debt obligations that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment’s fair value. If vendors are unable to supply a price, or if the price supplied is deemed by the manager to be unreliable, the market price may be determined using quotations received from one or more broker/dealers that make a market in the security. When such prices or quotations are not available, or when the manager believes that they are unreliable, the manager will price securities using fair value procedures approved by the Board. Because the fund may invest in securities of issuers located in emerging markets and/or issuers rated below investment grade — some of which may be thinly traded, or for which market quotations may not be readily available or may be unreliable — the fund may use fair valuation procedures more frequently than funds that invest primarily in securities that are more liquid, such as securities of large capitalization domestic issuers. The fund may also use fair value procedures if the manager determines that a significant event has occurred between the time at which a market price is determined and the time at which the fund’s net asset value is calculated. In particular, the value of foreign securities may be materially affected by events occurring after the close of the market on which they are valued, but before the fund prices its shares.

Valuing securities at fair value involves greater reliance on judgment than valuation of securities based on readily available market quotations. A fund that uses fair value to price securities may value those securities higher or lower than another fund using market quotations or its own fair value methodologies to price the same securities. There can be no assurance that the fund could obtain the fair value assigned to a security if it were to sell the security at approximately the time at which the fund determines its net asset value.

In order to buy, redeem or exchange shares at that day’s price, you must place your order with your Service Agent or the sub-transfer agent before the NYSE closes. If the

32         Legg Mason Partners Funds

NYSE closes early, you must place your order prior to the actual closing time. Otherwise, you will receive the next business day’s price.

It is the responsibility of the Service Agents to transmit all orders to buy, exchange or redeem shares to the transfer agent on a timely basis.

Legg Mason Partners Core Plus Bond Fund, Inc.         33

Financial highlights

On March 11, 2005, shareholders of the fund approved a change in the fund’s investment objective. The financial highlights shown below includes the periods prior to March 18, 2005 when the fund operated under the name “Smith Barney Managed Governments Fund Inc.” and pursued an investment objective of high current income consistent with liquidity and safety of capital by investing primarily in U.S. government securities, including mortgage-backed securities issued or guaranteed by agencies or instrumentalities of the U.S. government.

The financial highlights tables are intended to help you understand the performance of each class for the past 5 years. Certain information reflects financial results for a single share. Total return represents the rate that a shareholder would have earned (or lost) on a fund share assuming reinvestment of all dividends and distributions. The information in the following tables has been derived from the fund’s financial statements which have been audited by             , independent registered public accounting firm, whose report along with the fund’s financial statements is included in the annual report (available upon request). As of November 20, 2006, Class Y shares were renamed Class I shares.

Financial highlights for Class R is not provided as this class has not commenced operations as of the date of this prospectus.

For a Class A share(1) of capital stock outstanding throughout each year ended July 31:

	2006	2005		2004		2003	2002
Net Asset Value, Beginning of Year		$12.57		$12.50		$12.87	$12.56

Income (Loss) From Operations:
Net investment income		0.45		0.42		0.37	0.59
Net realized and unrealized gain (loss)		(0.05)		0.05		(0.22)	0.29

Total Income From Operations		0.40		0.47		0.15	0.88

Less Distributions From:
Net investment income		(0.48)		(0.40)		(0.45)	(0.57)
Return of capital		—		—		(0.07)	—

Total Distributions		(0.48)		(0.40)		(0.52)	(0.57)

Net Asset Value, End of Year		$12.49		$12.57		$12.50	$12.87

Total Return(2)		3.22%		3.77%		1.15%	7.17%

Net Assets, End of Year (000s)		$186,585		$215,950		$252,312	$277,136

Ratios to Average Net Assets:
Gross expenses		1.07%		1.04%		1.02%	1.05%
Net expenses		1.05	(3)	1.04		1.02	1.05
Net investment income		3.58		3.34		2.87	4.67

Portfolio Turnover Rate		169	%(4)	40	%(4)	457%	335%

(1)	Per share amounts have been calculated using the average shares method.
(2)	Performance figures may reflect voluntary fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower.
(3)	The manager voluntarily waived a portion of its fees.
(4)	Excluding mortgage dollar roll transactions which are deemed a short-term investment strategy. If mortgage dollar roll transactions had been included, the portfolio turnover rate would have been 660% and 855% for the years ended July 31, 2005 and 2004, respectively.

34         Legg Mason Partners Funds

For a Class B share(1) of capital stock outstanding throughout each year ended July 31:

	2006	2005		2004		2003	2002
Net Asset Value, Beginning of Year		$12.57		$12.51		$12.88	$12.57

Income (Loss) From Operations:
Net investment income		0.38		0.35		0.30	0.52
Net realized and unrealized gain (loss)		(0.04)		0.04		(0.21)	0.29

Total Income From Operations		0.34		0.39		0.09	0.81

Less Distributions From:
Net investment income		(0.41)		(0.33)		(0.39)	(0.50)
Return of capital		—		—		(0.07)	—

Total Distributions		(0.41)		(0.33)		(0.46)	(0.50)

Net Asset Value, End of Year		$12.50		$12.57		$12.51	$12.88

Total Return(2)		2.73%		3.13%		0.62%	6.60%

Net Assets, End of Year (000s)		$18,163		$24,140		$36,266	$38,431

Ratios to Average Net Assets:
Gross expenses		1.64%		1.57%		1.53%	1.56%
Net expenses		1.62	(3)	1.57		1.53	1.56
Net investment income		3.02		2.78		2.35	4.13

Portfolio Turnover Rate		169	%(4)	40	%(4)	457%	335%

(1)	Per share amounts have been calculated using the average shares method.
(2)	Performance figures may reflect voluntary fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower.
(3)	The manager voluntarily waived a portion of its fees.
(4)	Excluding mortgage dollar roll transactions which are deemed a short-term investment strategy. If mortgage dollar roll transactions had been included, the portfolio turnover rate would have been 660% and 855% for the years ended July 31, 2005 and 2004, respectively.

Legg Mason Partners Core Plus Bond Fund, Inc.         35

For a Class C share(1)(2) of capital stock outstanding throughout each year ended July 31:

	2006	2005		2004		2003	2002
Net Asset Value, Beginning of Year		$12.57		$ 12.51		$ 12.88	$ 12.57

Income (Loss) From Operations:
Net investment income		0.39		0.35		0.30	0.53
Net realized and unrealized gain (loss)		(0.04)		0.04		(0.20)	0.29

Total Income From Operations		0.35		0.39		0.10	0.82

Less Distributions From:
Net investment income		(0.42)		(0.33)		(0.40)	(0.51)
Return of capital		—		—		(0.07)	—

Total Distributions		(0.42)		(0.33)		(0.47)	(0.51)

Net Asset Value, End of Year		$12.50		$12.57		$12.51	$12.88

Total Return(3)		2.79%		3.17%		0.71%	6.69%

Net Assets, End of Year (000s)		$9,238		$11,233		$20,796	$21,740

Ratios to Average Net Assets:
Gross expenses		1.56%		1.52%		1.50%	1.46%
Net expenses		1.54	(4)	1.52		1.50	1.46
Net investment income		3.09		2.80		2.35	4.17

Portfolio Turnover Rate		169	%(5)	40	%(5)	457%	335%

(1)	Per share amounts have been calculated using the average shares method.
(2)	On April 29, 2004, Class L shares were renamed as Class C shares.
(3)	Performance figures may reflect voluntary fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower.
(4)	The manager voluntarily waived a portion of its fees.
(5)	Excluding mortgage dollar roll transactions which are deemed a short-term investment strategy. If mortgage dollar roll transactions had been included, the portfolio turnover rate would have been 660% and 855% for the years ended July 31, 2005 and 2004, respectively.

36         Legg Mason Partners Funds

For a Class I (formerly Class Y) share of capital stock outstanding throughout each year ended July 31:

	2006	2005		2004		2003	2002
Net Asset Value, Beginning of Year		$12.56		$12.50		$12.87	$12.56

Income (Loss) From Operations:
Net investment income		0.49		0.47		0.41	0.63
Net realized and unrealized gain (loss)		(0.03)		0.03		(0.21)	0.29

Total Income From Operations		0.46		0.50		0.20	0.92

Less Distributions From:
Net investment income		(0.52)		(0.44)		(0.50)	(0.61)
Return of capital		—		—		(0.07)	—

Total Distributions		(0.52)		(0.44)		(0.57)	(0.61)

Net Asset Value, End of Year		$12.50		$12.56		$12.50	$12.87

Total Return(2)		3.74%		4.03%		1.49%	7.55%

Net Assets, End of Year (000s)		$549,040		$179,231		$143,706	$125,474

Ratios to Average Net Assets:
Gross expenses		0.70%		0.71%		0.69%	0.70%
Net expenses		0.69	(3)	0.71		0.69	0.70
Net investment income		3.94		3.72		3.15	5.01

Portfolio Turnover Rate		169	%(4)	40	%(4)	457%	335%

(1)	Per share amounts have been calculated using the average shares method.
(2)	Performance figures may reflect voluntary fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower.
(3)	The manager voluntarily waived a portion of its fees.
(4)	Excluding mortgage dollar roll transactions which are a deemed short-term investment strategy. If mortgage dollar roll transactions had been included, the portfolio turnover rate would have been 660% and 855% for the years ended July 31, 2005 and 2004.

Legg Mason Partners Core Plus Bond Fund, Inc.         37

(Investment Company Act file no. 811-04551)

FD

Legg Mason Partners

Core Plus Bond Fund, Inc.

You may visit the fund’s web site at www.leggmason.com/InvestorServices for a free copy of a prospectus, statement of additional information (“SAI”) or an annual or semi-annual report.

Shareholder reports Annual and semi-annual reports to shareholders provide additional information about the fund’s investments. These reports discuss the market conditions and investment strategies that significantly affected the fund’s performance during its last fiscal year.

The fund sends only one report to a household if more than one account has the same address. Contact your Service Agent or the transfer agent if you do not want this policy to apply to you.

Statement of additional information The SAI provides more detailed information about the fund and is incorporated by reference into (is legally a part of) this Prospectus.

You can make inquiries about the fund or obtain shareholder reports or the SAI (without charge) by contacting your Service Agent, by calling Shareholder Services at 800-451-2010, or by writing to the fund at Legg Mason Partners Mutual Funds, 125 Broad Street, New York, New York 10004.

Information about the fund (including the SAI) can be reviewed and copied at the Securities and Exchange Commission’s (the “SEC”) Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 800-SEC-0330. Reports and other information about the fund are available on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov. Copies of this information may be obtained for a duplicating fee by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, Washington, D.C. 20549-0102.

If someone makes a statement about the fund that is not in this prospectus, you should not rely upon that information. Neither the fund nor the distributors are offering to sell shares of the fund to any person to whom the fund may not lawfully sell its shares.

November     , 2006

STATEMENT OF ADDITIONAL INFORMATION

LEGG MASON PARTNERS CORE PLUS BOND FUND, INC.

125 Broad Street

New York, New York 10004

(800) 451-2010

This Statement of Additional Information (“SAI”) is not a prospectus and is meant to be read in conjunction with the prospectus of the Legg Mason Partners Core Plus Bond Fund, Inc. (the “fund”) dated November     , 2006, as amended or supplemented from time to time (the “prospectus”), and is incorporated by reference in its entirety into the fund’s prospectus. Additional information about the fund’s investments is available in the fund’s annual and semi-annual reports to shareholders. These reports contain information which is incorporated herein by reference. The prospectus and copies of the reports may be obtained free of charge by contacting a Smith Barney Financial Advisor, a broker/dealer, financial intermediary, or financial institution (each called a “Service Agent”), or by writing or calling the fund at the address or telephone number set forth above. Legg Mason Investor Services, LLC (“LMIS”), a wholly-owned broker-dealer subsidiary of Legg Mason Inc. (“Legg Mason”), and Citigroup Global Markets Inc. (“CGMI”) the fund’s distributors.

“Smith Barney” and “Salomon Brothers” are service marks of Citigroup, licensed for use by Legg Mason as the names of funds and investment advisers. Legg Mason and its affiliates, as well as the fund’s investment manager, are not affiliated with Citigroup.

THIS SAI IS NOT A PROSPECTUS AND IS AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS ONLY IF PRECEDED OR ACCOMPANIED BY AN EFFECTIVE PROSPECTUS.

INVESTMENT OBJECTIVE AND MANAGEMENT POLICIES

The fund is an open-end, diversified, management investment company. The prospectus discusses the fund’s investment objective and the policies. The following discussion supplements the description of the fund’s investment policies in the prospectus. Legg Mason Partners Advisor, LLC (“LMPFA” or the “manager”) serves as manager to the fund and Western Asset Management Company (“Western Asset”) and Western Asset Management Company Limited (“Western Asset Limited”) serve as subadvisers to the fund (each, a “subadviser”).

The investment objective of the fund may not be changed without the approval of the holders of a majority of the fund’s shares. The fund has called a meeting of shareholders to consider several proposals. If approved by the shareholders, the fund’s investment objective may be changed without shareholder approval. There can be no assurance that the fund will achieve its investment objective.

The fund’s investment objective is to seek maximum total return consisting of capital appreciation and income, consistent with the preservation of capital. The fund invests at least 80% of its net assets in a portfolio of investment grade fixed income securities of U.S. issuers, or other investments with similar economic characteristics, including corporate, mortgage-backed and government securities, and invests up to 20% of its net assets in securities rated below investment grade and in U.S. dollar and non-U.S. dollar denominated debt securities issued by foreign corporations and foreign governments, their agencies or instrumentalities, of which up to 10% of such assets may be invested in fixed income securities of emerging market issuers. The fund will maintain an average portfolio duration of three years to six years.

Investment grade securities are those fixed income securities rated in the top four rating categories by a nationally recognized statistical rating organization (a “NRSRO”), such as the Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. (“S&P”) or Moody’s Investors Service, Inc. (“Moody’s”), or, if unrated, determined by a subadviser to be of comparable quality. Moody’s considers securities rated Baa to have some speculative characteristics.

The fund may invest up to 20% of its net assets in high yield, high risk securities rated below investment grade (commonly known as “junk bonds”) or, if unrated, determined by a subadviser to be of comparable quality, and in U.S. dollar denominated and non-U.S. dollar denominated debt issued by foreign corporations and foreign governments, their agencies or instrumentalities, of which no more than 10% of the fund’s assets may be invested in fixed income securities of emerging market issuers. Securities rated below investment grade are predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. Investment in non-U.S. dollar denominated debt will expose the fund to the risks of investment in foreign securities, as discussed in greater detail below. Investment in emerging market debt securities presents risks of greater volatility of return and higher risk of default.

The mix of corporate, mortgage-backed and government securities in the fund’s portfolio will be determined by the subadvisers based on market conditions; there are no limits on the percentage of the fund’s assets that may be invested in any one of those asset classes. The fund will be permitted to invest in derivatives, such as options, futures contracts, options on futures contracts, currency transactions and swaps, to increase total return as well as for hedging purposes. The fund will be permitted to hold any type of money market securities or cash for temporary defensive purposes.

The fund may invest up to 15% of its total assets in securities with contractual or other restrictions on resale and other instruments that are not readily marketable (such as repurchase agreements with maturities in excess of seven days). The fund may invest up to 5% of its net assets in U.S. government securities for which the principal repayment at maturity, while paid in U.S. dollars, is determined by reference to the exchange rate between the U.S. dollar and the currency of one or more foreign countries. The interest payable on these securities is denominated in U.S. dollars and is not subject to foreign currency risk. The fund also is authorized to borrow in an amount of up to 10% of its total assets under unusual or emergency circumstances, including when necessary to meet redemptions, and to pledge its assets to the same extent in connection with such borrowings.

Diversified Classification.    The fund is classified as a diversified fund under the Investment Company Act of 1940, as amended (“1940 Act”). In order to be classified as a diversified investment company under the 1940 Act, the fund may not, with respect to 75% of its assets, invest more than 5% of its total assets in the securities of any one issuer (except U.S. government securities) or own more than 10% of the outstanding voting securities of any one issuer. For the purposes of diversification under the 1940 Act, the identification of the issuer of securities depends upon the terms and conditions of the security. When the assets and revenues of an agency, authority, instrumentality or other political subdivision are separate from those of the government creating the issuing entity and the security is backed only by the assets and revenues of such entity, such entity is deemed to be the sole issuer. Similarly, in the case of a private activity bond, if that bond is backed only by the assets and revenues of the nongovernmental user, then such nongovernmental user is deemed to be the sole issuer. If, however, the creating government or some other entity guarantees a security, such guarantee would be considered a separate security and is to be treated as an issue of such government or other entity.

U.S. Government Securities.    U.S. government securities include debt obligations of varying maturities issued or guaranteed by the U.S. government or its agencies or instrumentalities (“U.S. government securities”). U.S. government securities include not only direct obligations of the United States Treasury, but also securities issued or guaranteed by the Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration, Government National Mortgage Association (“GNMA”), General Services Administration, Central Bank for Cooperatives, Federal Intermediate Credit Banks, Federal Land Banks, Federal National Mortgage Association (“FNMA”), Maritime Administration, Tennessee Valley Authority, District of Columbia Armory Board, Student Loan Marketing Association, International Bank for Reconstruction and Development and Resolution Trust Corporation. Certain U.S. government securities, such as those issued or guaranteed by GNMA, FNMA and Federal Home Loan Mortgage Corporation (“FHLMC”), are mortgage-related securities. Because the United States government is not obligated by law to provide support to an instrumentality that it sponsors, the fund will invest in obligations issued by such an instrumentality only if a subadviser determines that the credit risk with respect to the instrumentality does not make its securities unsuitable for investment by the fund.

Bank Obligations.    Domestic commercial banks organized under federal law are supervised and examined by the Comptroller of the Currency and are required to be members of the Federal Reserve System and to be insured by the Federal Deposit Insurance Corporation (the “FDIC”). Domestic banks organized under state law are supervised and examined by state banking authorities, but are members of the Federal Reserve System only if they elect to join. Most state banks are insured by the FDIC (although such insurance may not be of material benefit to the fund, depending upon the principal amount of certificates of deposit (“CDs”) of each held by the fund) and are subject to federal examination and to a substantial body of federal law and regulation. As a result of federal and state laws and regulations, domestic branches of domestic banks are, among other things, generally required to maintain specified levels of reserves, and are subject to other supervision and regulation designed to promote financial soundness. Obligations of foreign branches of U.S. banks, such as CDs and time deposits (“TDs”), may be general obligations of the parent bank in addition to the issuing branch, or may be limited by the terms of a specific obligation and governmental regulation. Obligations of foreign branches of U.S. banks and foreign banks are subject to different risks than are those of U.S. banks or U.S. branches of foreign banks. These risks include foreign economic and political developments, foreign governmental restrictions that may adversely affect payment of principal and interest on the obligations, foreign exchange controls and foreign withholding and other taxes on interest income. Foreign branches of U.S. banks are not necessarily subject to the same or similar regulatory requirements that apply to U.S. banks, such as mandatory reserve requirements, loan limitations and accounting, auditing and financial recordkeeping requirements. In addition, less information may be publicly available about a foreign branch of a U.S. bank than about a U.S. bank. CDs issued by wholly owned Canadian subsidiaries of U.S. banks are guaranteed as to repayment of principal and interest, but not as to sovereign risk, by the U.S. parent bank. Obligations of U.S. branches of foreign banks may be general obligations of the parent bank in addition to the issuing branch, or may be limited by the terms of a specific obligation and by federal and state regulation as well as governmental action in the country in which the foreign bank has its head office. A U.S. branch of a foreign bank with assets in excess of $1 billion may or may not be subject to reserve requirements imposed by the Federal Reserve System or by the state in which the branch is located if the branch is licensed in that state. In addition, branches licensed by the Comptroller of the Currency and branches licensed by certain states (“State Branches”) may or may not be required to: (a) pledge to the regulator by depositing assets with a designated bank within the state, an amount of its assets equal to 5% of its total liabilities; and (b) maintain assets within the state in an amount equal to a specified percentage of the aggregate amount of liabilities of the foreign bank payable at or through all of its agencies or branches within the state. The deposits of State Branches may not necessarily be insured by the FDIC. In addition, there may be less publicly available information about a U.S. branch of a foreign bank than about a U.S. bank. In view of the foregoing factors associated with the purchase of CDs and TDs issued by foreign banks and foreign branches of U.S. banks, each subadviser will carefully evaluate such investments on a case-by-case basis.

Corporate Debt.    Corporate debt securities include corporate bonds, debentures, notes and other similar debt securities issued by companies.

Senior Loans.    The fund may invest in senior loans issued by banks or other financial institutions. Senior loans are any loans that hold a senior position in the capital structure of a business entity (the “Borrower”), typically secured with specific collateral and have a claim on the assets and/or stock of the Borrower, relative to the position held by subordinated debt holders and stockholders of the Borrower. The proceeds of senior loans primarily are used to finance leveraged buyouts, recapitalizations, mergers, acquisitions, stock repurchases or refinancings and to finance internal growth and for other corporate purposes. Senior loans typically have rates of interest that are re-determined either quarterly or semi-annually by reference to a base lending rate, plus a premium or credit spread. These base lending rates are primarily the London-Interbank Offered Rate (“LIBOR”), and secondarily the prime rate offered by one or more major U.S. banks (the “Prime Rate”) and the certificate of deposit (“CD”) rate or other base lending rates used by commercial lenders.

Ratings as Investment Criteria.    In general, the ratings of NRSROs represent the opinions of these agencies as to the quality of securities that they rate. Such ratings, however, are relative and subjective, are not absolute standards of quality and do not evaluate the market value risk of the securities. These ratings will be used by the fund as initial criteria for the selection of portfolio securities, but the fund also will rely upon the independent advice of a subadviser to evaluate potential investments. Among the factors that will be considered are the long-term ability of the issuer to pay principal and interest and general economic trends. Appendix A to this SAI contains further information concerning the rating categories of NRSROs and their significance. Subsequent to its purchase by the fund, an issue of securities may cease to be rated or its rating may be reduced below the minimum required for purchase by the fund. In addition, it is possible that a NRSRO might not change its rating of a particular issue to reflect subsequent events. None of these events will require sale of such securities by the fund, but a subadviser will consider such events in its determination of whether the fund should continue to hold the securities. In addition, to the extent that the ratings change as a result of changes in such organizations or their rating systems, or due to a corporate reorganization, the fund will attempt to use comparable ratings as standards for its investments in accordance with its investment objective and policies.

Illiquid Securities.    Illiquid securities are securities that cannot be resold at their approximate carrying value within seven days. Repurchase agreements maturing in more than seven days will be included for purposes of the foregoing limit. Securities subject to restrictions on resale under the Securities Act of 1933, as amended (the “1933 Act”), are considered illiquid unless they are eligible for resale pursuant to Rule 144A under the 1933 Act or another exemption from the registration requirements of the 1933 Act and are determined to be liquid by a subadviser. A subadviser determines the liquidity of Rule 144A and other restricted securities according to procedures adopted by the fund’s board of directors (the “board”). The fund’s board of directors monitors a subadviser’s application of these guidelines and procedures. The inability of the fund to dispose of illiquid investments readily or at reasonable prices could impair the fund’s ability to raise cash for redemptions or other purposes.

Exchange Rate-Related U.S. Government Securities.    The fund may invest up to 5% of its assets in U.S. government securities for which the principal repayment at maturity, while paid in U.S. dollars, is determined by reference to the exchange rate between the U.S. dollar and the currency of one or more foreign countries (“Exchange Rate-Related Securities”). The interest payable on these securities is denominated in U.S. dollars, is not subject to foreign currency risk and, in most cases, is paid at rates higher than most other U.S. government securities in recognition of the foreign currency risk component of Exchange Rate-Related Securities. Exchange Rate-Related Securities are issued in a variety of forms, depending on the structure of the principal repayment formula. The principal repayment formula may be structured so that the security holder will benefit if a particular foreign currency to which the security is linked is stable or appreciates against the U.S. dollar. In the alternative, the principal repayment formula may be structured so that the securityholder benefits if the U.S. dollar is stable or appreciates against the linked foreign currency. Finally, the principal repayment formula can be a function of more than one currency and, therefore, be designed as a combination of those forms.

Investments in Exchange Rate-Related Securities entail special risks. There is the possibility of significant changes in rates of exchange between the U.S. dollar and any foreign currency to which an Exchange Rate-Related Security is linked. If currency exchange rates do not move in the direction or to the extent anticipated by a subadviser at the time of purchase of the security, the amount of principal repaid at maturity might be significantly below the par value of the security, which might not be offset by the interest earned by the fund over the term of the security. The rate of exchange between the U.S. dollar and other currencies is determined by the forces of supply and demand in the foreign exchange markets. These forces are affected by the international balance of payments and other economic and financial conditions, government intervention, speculation and other factors. The imposition or modification of foreign exchange controls by the U.S. or foreign governments or intervention by central banks could also affect exchange rates. Finally, there is no assurance that sufficient trading interest to create a liquid secondary market will exist for a particular Exchange Rate-Related Security because of conditions in the debt and foreign currency markets. Illiquidity in the forward foreign exchange market and the high volatility of the foreign exchange market may from time to time combine to make it difficult to sell an Exchange Rate-Related Security prior to maturity without incurring a significant price loss.

When-Issued Securities and Delayed-Delivery Transactions.    In order to secure yields or prices deemed advantageous at the time, the fund may purchase or sell securities on a when-issued or delayed-delivery basis. The fund will enter into a when-issued transaction for the purpose of acquiring portfolio securities and not for the purpose of leverage. In such transactions delivery of the securities occurs beyond the normal settlement periods, but no payment or delivery is made by the fund prior to the actual delivery or payment by the other party to the transaction. Due to fluctuations in the value of securities purchased or sold on a when-issued or delayed-delivery basis, the yields obtained on those securities may be higher or lower than the yields available in the market on the dates when the investments are actually delivered to the buyers. The fund will establish a segregated account consisting of cash and liquid securities having a value equal to or greater than the fund’s purchase commitments, provided such securities have been determined by a subadviser to be liquid and unencumbered and are marked to market daily pursuant to guidelines established by the directors. Placing securities rather than cash in the segregated account may have a leveraging effect on the fund’s total assets.

Fixed income securities are normally subject to changes in value based upon changes, real or anticipated, in the level of interest rates and, although to a lesser extent in the case of U.S. government securities, the public’s perception of the creditworthiness of the issuers. In general, fixed income securities tend to appreciate when interest rates decline and depreciate when interest rates rise. Purchasing these securities on a when-issued or delayed-delivery basis, therefore, can involve the risk that the yields available in the market when the delivery takes place may actually be higher than those obtained in the transaction itself. Similarly, the sale of fixed income securities for delayed delivery can involve the risk that the prices available in the market when the delivery is made may actually be higher than those obtained in the transaction itself. In the case of the purchase of securities on a when-issued or delayed-delivery basis by the fund, the fund will meet its obligations on the settlement date from then-available cash flow, the sale of securities held in the segregated account, the sale of other securities or, although it would not normally expect to do so, from the sale of the securities purchased on a when-issued or delayed-delivery basis (which may have a value greater or less than the fund’s payment obligations).

Zero Coupon Bonds.    A zero coupon bond pays no interest in cash to its holder during its life, although interest is accrued during that period. Its value to an investor consists of the difference between its face value at the time of maturity and the price for which it was acquired, which is generally an amount significantly less than its face value (sometimes referred to as a “deep discount” price). Because such securities usually trade at a deep discount, they will be subject to greater fluctuations of market value in response to changing interest rates than debt obligations of comparable maturities, which make periodic distributions of interest. On the other hand, because there are no periodic interest payments to be reinvested prior to maturity, zero coupon securities eliminate reinvestment risk and lock in a rate of return to maturity.

Structured Notes and Related Instruments.    The fund may invest in “structured” notes and other related instruments, which are privately negotiated debt obligations where the principal and/or interest is determined by reference to the performance of a benchmark asset, market or interest rate (an “embedded index”), such as selected securities, an index of securities or specified interest rates, or the differential performance of two assets or markets, such as indexes reflecting bonds. Structured instruments may be issued by corporations, including banks, as well as by governmental agencies. Structured instruments frequently are assembled in the form of medium-term notes, but a variety of forms are available and may be used in particular circumstances. The terms of such structured instruments normally provide that their principal and/or interest payments are to be adjusted upwards or downwards (but ordinarily not below zero) to reflect changes in the embedded index while the structured instruments are outstanding. As a result, the interest and/or principal payments that may be made on a structured product may vary widely, depending on a variety of factors, including the volatility of the embedded index and the effect of changes in the embedded index on principal and/or interest payments. The rate of return on structured notes may be determined by applying a multiplier to the performance or differential performance of the referenced index(es) or other asset(s). Application of a multiplier involves leverage that will serve to magnify the potential for gain and the risk of loss.

Mortgage-Related Securities.    Mortgage-related securities provide a monthly payment consisting of interest and principal payments. Additional payments may be made out of unscheduled repayments of principal resulting from the sale of the underlying residential property, refinancing or foreclosure, net of fees or costs that may be incurred. Prepayments of principal on mortgage-related securities may tend to increase due to refinancing of mortgages as interest rates decline. Mortgage pools created by private organizations generally offer a higher rate of interest than government and government-related pools because no direct or indirect guarantees of payments are applicable with respect to the former pools. Timely payment of interest and principal in these pools, however, may be supported by various forms of private insurance or guarantees, including individual loan, title, pool and hazard insurance. There can be no assurance that the private insurers can meet their obligations under the policies. Prompt payment of principal and interest on GNMA mortgage pass-through certificates is backed by the full faith and credit of the United States. FNMA guaranteed mortgage pass-through certificates and FHLMC participation certificates are solely the obligations of those entities but FNMA obligations are supported by the discretionary authority of the United States government to purchase its obligations. Collateralized mortgage obligations are a type of bond secured by an underlying pool of mortgages or mortgage pass-through certificates that are structured to direct payments on underlying collateral to different series or classes of the obligations. To the extent that the fund purchases mortgage-related securities at a premium, mortgage foreclosures and prepayments of principal by mortgagors (which may be made at any time without penalty) may result in some loss of the fund’s principal investment to the extent of the premium paid. The fund’s yield may be affected by reinvestment of prepayments at higher or lower rates than the original investment. In addition, like other debt securities, the values of mortgage-related securities, including government and government-related mortgage pools, generally will fluctuate in response to market interest rates. The average maturity of pass-through pools of mortgage-related securities varies with the maturities of the underlying mortgage instruments. In addition, a pool’s stated maturity may be shortened by unscheduled payments on the underlying mortgages. Factors affecting mortgage prepayments include the level of interest rates, general economic and social conditions, the location of the mortgaged property and age of the mortgage. Because prepayment rates of individual pools vary widely, it is not possible to accurately predict the average life of a particular pool. Common practice is to assume that prepayments will result in an average life ranging from two to ten years for pools of fixed-rate 30-year mortgages. Pools of mortgages with other maturities or different characteristics will have varying average life assumptions.

Mortgage-related securities may be classified as private, governmental or government-related, depending on the issuer or guarantor. Private mortgage-related securities represent pass-through pools consisting principally of conventional residential mortgage loans created by non-governmental issuers, such as commercial banks, savings and loan associations and private mortgage insurance companies. Governmental mortgage-related securities are backed by the full faith and credit of the United States. GNMA, the principal guarantor of such securities, is a wholly owned United States government corporation within the Department of Housing and Urban Development. Government-related mortgage-related securities are not backed by the full faith and credit of the United States government. Issuers of such securities include FNMA and FHLMC. FNMA is a government-sponsored corporation owned entirely by private stockholders, which is subject to general regulation by the Secretary of Housing and Urban Development. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA. FHLMC is a stockholder-owned corporation chartered by Congress and subject to general regulation by the Department of Housing and Urban Development. Participation certificates representing interests in mortgages from FHLMC’s national portfolio are guaranteed as to the timely payment of interest and ultimate collection of principal by FHLMC. Private, U.S. governmental or government-related entities create mortgage loan pools offering pass-through investments in addition to those described above. The mortgages underlying these securities may be alternative mortgage instruments, that is, mortgage instruments whose principal or interest payments may vary or whose terms to maturity may be shorter than previously customary. As new types of mortgage-related securities are developed and offered to investors, the fund, consistent with its investment objective and policies, will consider making investments in such new types of securities.

Structured Mortgage-Backed Securities.    The fund may invest in structured mortgage-backed securities. The interest rate or, in some cases, the principal payable at the maturity of a structured security may change positively or inversely in relation to one or more interest rates, financial indices or other financial indicators (“reference prices”). A structured security may be leveraged to the extent that the magnitude of any change in the interest rate or principal payable on a structured security is a multiple of the change in the reference price. Thus, structured securities may decline in value due to adverse market changes in reference prices.

The structured securities purchased by the fund may include interest only (“IO”) and principal only (“PO”) securities, floating rate securities linked to the Cost of Funds Index (“COFI floaters”), other “lagging rate” floating rate securities, floating rate securities that are subject to a maximum interest rate (“capped floaters”), leveraged floating rate securities (“super floaters”), leveraged inverse floating rate securities (“inverse floaters”), leveraged or super IOs and POs, inverse IOs, dual index floaters and range floaters.

Forward Roll Transactions.    In order to enhance current income, the fund may enter into forward roll transactions with respect to mortgage-related securities issued by GNMA, FNMA and FHLMC. In a forward roll transaction, the fund sells a mortgage security to a financial institution, such as a bank or broker-dealer, and simultaneously agrees to repurchase a similar security from the institution at a later date at an agreed-upon price. The mortgage securities that are repurchased will bear the same interest rate as those sold, but generally will be collateralized by different pools of mortgages with different prepayment histories than those sold. During the period between the sale and repurchase, the fund will not be entitled to receive interest and principal payments on the securities sold. Proceeds of the sale will be invested in short-term instruments, particularly repurchase agreements, and the income from these investments, together with any additional fee income received on the sale, will generate income for the fund exceeding the yield on the securities sold. Forward roll transactions involve the risk that the market value of the securities the fund is obligated to repurchase may decline below the repurchase price of those securities. At the time the fund enters into forward roll transactions, it will place in a segregated account with the fund’s custodian cash, U.S. government securities, equity securities or debt securities of any grade having a value equal to or greater than the fund’s purchase commitments, provided such securities have been determined by the applicable subadviser to be liquid and unencumbered and are marked to market daily pursuant to guidelines established by the board of directors. The fund will subsequently monitor the account to insure that such equivalent value is maintained.

Risks of Mortgage-Backed Securities.    Many mortgage-backed and structured securities are considered to be derivative instruments. Different types of derivative securities are subject to different combinations of prepayment, extension, interest rate and/or other market risks. Conventional mortgage pass-through securities and sequential pay collateralized mortgage obligations (“CMOs”) are subject to all of these risks, but are typically not leveraged. Planned amortization classes (“PACs”), targeted amortization classes (“TACs”) and other senior classes of sequential and parallel pay CMOs involve less exposure to prepayment, extension and interest rate risk than other mortgage-backed securities, provided that prepayment rates remain within expected prepayment ranges or “collars.”

The risk of early prepayments is the primary risk associated with mortgage IOs, super floaters and other leveraged floating rate mortgage-backed securities. The primary risks associated with COFI floaters, other “lagging rate” floaters, capped floaters, inverse floaters, POs and leveraged inverse IOs are the potential extension of average life and/or depreciation due to rising interest rates. The residual classes of CMOs are subject to both prepayment and extension risk.

Other types of floating rate derivative debt securities present more complex types of interest rate risks. For example, range floaters are subject to the risk that the coupon will be reduced to below market rates if a designated interest rate floats outside of a specified interest rate band or collar. Dual index or yield curve floaters are subject to depreciation in the event of an unfavorable change in the spread between two designated interest rates.

In addition to the interest rate, prepayment and extension risks described above, the risks associated with transactions in these securities may include: (1) leverage and volatility risk and (2) liquidity and valuation risk.

Derivative Securities.    Derivative securities may sometimes increase or leverage the fund’s exposure to a particular market risk. Leverage enhances the price volatility of derivative securities held by the fund. Some derivative securities are not readily marketable or may become illiquid under adverse market conditions. For thinly traded derivative securities, the only source of price quotations may be the selling dealer.

Options.    A “call option” gives a holder the right to purchase a specific stock at a specified price referred to as the “exercise price,” within a specific period of time (usually 3, 6, or 9 months). A “put option” gives a holder the right to sell a specific stock at a specified price within a specified time period. The initial purchaser of a call option pays the “writer” a premium, which is paid at the time of purchase and is retained by the writer whether or not such option is exercised. Put and call options are currently traded on The Chicago Board Options Exchange and several other national exchanges. Institutions such as the fund that sell (or “write”) call options against securities held in their investment portfolios retain the premium. If the writer determines not to deliver the stock prior to the option’s being exercised, the writer may purchase in the secondary market an identical option for the same stock with the same price and expiration date in fulfillment of the obligation. In the event the option is exercised the writer must deliver the underlying stock to fulfill the option obligation. The brokerage commissions associated with the buying and selling of call options are normally proportionately higher than those associated with general securities transactions.

Futures Contracts.    The fund will not be a commodity pool. In addition, each subadviser has claimed an exclusion from the definition of commodity pool operator and, therefore, is not subject to registration or regulation as a pool operator under the rules of the Commodity Futures Trading Commission (“CFTC”). The fund may enter into interest rate or currency futures contracts as a hedge against changes in prevailing levels of interest rates or currency exchange rates in order to establish more definitely the effective return on securities or currencies held or committed to be acquired by the fund or to enhance the fund’s return. The fund’s hedging may include holding futures as an offset against anticipated changes in interest or currency exchange rates. The fund may also enter into futures contracts based on financial indices including any index of U.S. government securities, foreign government securities or corporate debt securities.

A futures contract provides for the future sale by one party and purchase by another party of a specified amount of a specific financial instrument or currency for a specified price at a designated date, time and place. The purchaser of a futures contract on an index agrees to take or make delivery of an amount of cash equal to the difference between a specified dollar multiple of the value of the index on the expiration date of the contract (“current contract value”) and the price at which the contract was originally struck. No physical delivery of the debt securities underlying the index is made. Brokerage fees are incurred when a futures contract is bought or sold, and margin deposits must be maintained at all times that the futures contract is outstanding.

Although techniques other than sales and purchases of futures contracts could be used to reduce the fund’s exposure to interest rate and currency exchange rate fluctuations, the fund may be able to hedge its exposure more effectively and at a lower cost through using futures contracts. Although futures contracts typically require future delivery of and payment for financial instruments or currencies, futures contracts are usually closed out before the delivery date. Closing out an open futures contract sale or purchase is effected by entering into an offsetting futures contract purchase or sale, respectively, for the same aggregate amount of the identical financial instrument or currency and the same delivery date. If the offsetting purchase price is less than the original sale price, the fund realizes a gain; if it is more, the fund realizes a loss. Conversely, if the offsetting sale price is more than the original purchase price, the fund realizes a gain; if it is less, the fund realizes a loss. The transaction costs must also be included in these calculations. There can be no assurance, however, that the fund will be able to enter into an offsetting transaction with respect to a particular futures contract at a particular time. If the fund is not able to enter into an offsetting transaction, the fund will continue to be required to maintain the margin deposits of the underlying financial instrument or currency on the relevant delivery date. The fund intends to enter into futures transactions only on exchanges or boards of trade where there appears to be a liquid secondary market. However, there can be no assurance that such a market will exist for a particular contract at a particular time.

Persons who trade in futures contracts may be broadly classified as “hedgers” and “speculators.” Hedgers, whose business activity involves investment or other commitment in securities or other obligations, use the futures markets to offset unfavorable changes in value that may occur because of fluctuations in the value of the securities and obligations held or committed to be acquired by them or fluctuations in the value of the currency in which the securities or obligations are denominated. Debtors and other obligors may also hedge the interest cost of their obligations. The speculator, like the hedger, generally expects neither to deliver nor to receive the financial instrument underlying the futures contract, but, unlike the hedger, hopes to profit from fluctuations in prevailing interest rates or currency exchange rates.

The fund’s futures transactions normally will be entered into for traditional hedging purposes; that is, futures contracts will be sold to protect against a decline in the price of securities or currencies the fund owns, or futures contracts will be purchased to protect the fund against an increase in the price of securities or currencies it has committed to purchase or expects to purchase. The fund may, however, enter into futures transactions for non-hedging purposes, subject to applicable law.

“Margin” with respect to futures contracts is the amount of funds that must be deposited by the fund with a broker in order to initiate futures trading and to maintain the fund’s open positions in futures contracts. A margin deposit made when the futures contract is entered into (“initial margin”) is intended to assure the fund’s performance of the futures contract. The margin required for a particular futures contract is set by the exchange on which the futures contract is traded, and may be significantly modified from time to time by the exchange during the term of the futures contract. Futures contracts are customarily purchased and sold on margin, which may be 5% or less of the value of the futures contract being traded.

If the price of an open futures contract changes (by increase in the case of a sale or by decrease in the case of a purchase) so that the loss on the futures contract reaches a point at which the margin on deposit does not satisfy margin requirements, the broker will require an increase in the margin deposit (“variation margin”). If, however, the value of a position increases because of favorable price changes in the futures contract so that the margin deposit exceeds the required margin, it is anticipated that the broker will pay the excess to the fund. In computing daily net asset values, the fund will mark to market the current value of its open futures contracts. The fund expects to earn interest income on its margin deposits.

Options on Futures Contracts.    Options on futures contracts are similar to options on securities or currencies except that options on futures contracts give the purchaser the right, in return for the premium paid, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put), rather than to purchase or sell the futures contract, at a specified exercise price at any time during the period of the option. Upon exercise of the option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer’s futures margin account, which represents the amount by which the market price of the futures contract, at exercise, exceeds (in the case of a call) or is less than (in the case of a put) the exercise price of the option on the futures contract. If an option is exercised on the last trading day prior to the expiration date of the option, the settlement will be made entirely in cash equal to the difference between the exercise price of the option and the closing level of the securities or currencies upon which the futures contracts are based on the expiration date. Purchasers of options who fail to exercise their options prior to the exercise date suffer a loss of the premium paid.

To reduce or eliminate the leverage then employed by the fund or to reduce or eliminate the hedge position then held by the fund, the fund may seek to close out an option position by selling an option covering the same securities or currency and having the same exercise price and expiration date. The ability to establish and close out positions on options on futures contracts is subject to the existence of a liquid market. It is not certain that this market will exist at any specific time.

Risks of Futures Contracts.    There are several risks in connection with the use of futures contracts as a hedging device. Successful use of futures contracts by the fund is subject to a subadviser’s ability to predict correctly movements in the direction of interest rates. Such predictions involve skills and techniques that may be different from those involved in the management of a bond fund. In addition, there can be no assurance that there will be a correlation between movements in the price of the futures contract and movements in the price of the securities that are the subject of the hedge. The degree of imperfection of correlation depends upon various circumstances, such as variations in speculative market demand for futures contracts and securities, technical influences on futures trading, and differences between the securities being hedged and the securities underlying the futures contracts, in such respects as interest rate levels, maturities and creditworthiness of issuers. A decision of whether, when and how to hedge involves the exercise of skill and judgment and even a well-conceived hedge may be unsuccessful to some degree because of market behavior or unexpected trends in interest rates.

Although the fund intends to purchase or sell futures contracts only if there is an active market for such contracts, there is no assurance that a liquid market will exist for the contracts at any particular time. Most domestic futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single trading day. The daily limit establishes the maximum amount the price of a futures contract may vary either up or down from the previous day’s settlement price at the end of a trading session. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit. The daily limit governs only price movement during a particular trading day and, therefore, does not limit potential losses because the limit may prevent the liquidation of unfavorable positions. It is possible that futures contract prices could move to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and subjecting some futures traders to substantial losses. In such event, it will not be possible to close a futures position and, in the event of adverse price movements, the fund would be required to make daily cash payments of variation margin. In such circumstances, an increase in the value of the portion of the fund being hedged, if any, may partially or completely offset losses on the futures contract. As described above, however, there is no guarantee that the price of securities will, in fact, correlate with the price movements in the futures contract and thus provide an offset to losses on a futures contract.

If the fund has hedged against the possibility of an increase in interest rates adversely affecting the value of the bonds held by the fund and rates decrease instead, the fund will lose part or all of the benefit of the increased value of the bonds it has hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if the fund has insufficient cash, it may have to sell securities to meet daily variation margin requirements. Such sales of securities may, but will not necessarily, be at increased prices, which reflect the decline in interest rates. The fund may have to sell securities at a time when it may be disadvantageous to do so.

When the fund purchases futures contracts, an amount of cash and U.S. government securities or other high grade debt securities equal to the market value of the futures contracts will be deposited in a segregated account with the fund’s custodian or in the fund’s records to collateralize the positions and thereby insure that the use of such futures contracts is not leveraged.

Swaps, Caps, Floors and Collars.    As one way of managing its exposure to different types of investments, the fund may enter into interest rate swaps, currency swaps, and other types of swap agreements such as caps, collars and floors. In a typical interest rate swap, one party agrees to make regular payments equal to a floating interest rate times a “notional principal amount,” in return for payments equal to a fixed rate times the same notional amount, for a specified period of time. If a swap agreement provides for payment in different currencies, the parties might agree to exchange the notional principal amount as well. Swaps may also depend on other prices or rates, such as the value of an index or mortgage prepayment rates. In a typical cap or floor agreement, one party agrees to make payments only under specified circumstances, usually in return for payment of a fee by the other party. For example, the buyer of an interest rate cap obtains the right to receive payments to the extent that a specified interest rate exceeds an agreed-upon level, while the seller of an interest rate floor is obligated to make payments to the extent that a specified interest rate falls below an agreed-upon level. An interest rate collar combines elements of buying a cap and selling a floor.

Swap agreements will tend to shift the fund’s investment exposure from one type of investment to another. For example, if the fund agreed to exchange payments in U.S. dollars for payments in a foreign currency, the swap agreement would tend to decrease the fund’s exposure to U.S. interest rates and increase its exposure to foreign currency and interest rates. Caps and floors have an effect similar to buying or writing options. Depending on how they are used, swap agreements may increase or decrease the overall volatility of the fund’s investments and its share price and yield.

Credit Default Swap Contracts.    The fund may enter into credit default swap contracts for hedging purposes or to add leverage to the portfolio. When used for hedging purposes, the fund would be the buyer of a credit default swap contract. In that case, the fund would be entitled to receive the par (or other agreed-upon) value of a referenced debt obligation from the counterparty to the contract in the event of a default by a third party, such as a U.S. or foreign issuer, on the debt obligation. In return, the fund would pay to the counterparty a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no default occurs, the fund would have spent the stream of payments and received no benefit from the contract. When the fund is the seller of a credit default swap contract, it receives the stream of payments but is obligated to pay upon default of the referenced debt obligation. As the seller, the fund would effectively add leverage to its portfolio because, in addition to its total assets, the fund would be subject to investment exposure on the notional amount of the swap.

Swap agreements are sophisticated risk management instruments that typically require a small cash investment relative to the magnitude of risks assumed. As a result, swaps can be highly volatile and may have a considerable impact on the fund’s performance. Swap agreements are subject to credit risks related to the counterparty’s ability to perform, and may decline in value if the counterparty’s creditworthiness deteriorates.

The fund may also suffer losses if it is unable to terminate outstanding swap agreements or reduce its exposure through offsetting transactions. The fund will maintain in a segregated account cash or liquid securities equal to the net amount, if any, of the excess of the fund’s obligations over its entitlements with respect to swap, cap, collar, floor or swaption transactions.

Securities of Other Investment Companies.    The fund may invest in securities of other investment companies to the extent permitted under the 1940 Act. Presently, under the 1940 Act, the fund may hold securities of another investment company in amounts which (i) do not exceed 3% of the total outstanding voting stock of such company, (ii) do not exceed 5% of the value of the fund’s total assets and (iii) when added to all other investment company securities held by the fund, do not exceed 10% of the value of the fund’s total assets.

To the extent the fund invests in securities of other investment companies, fund shareholders would indirectly pay a portion of the operating costs of such companies in addition to the expenses of its own operation. These costs include management, brokerage, shareholder servicing and other operational expenses. Additionally, the fund’s investments in such investment companies are subject to limitations under the 1940 Act and market availability.

Asset-Backed Securities.    An asset-backed security represents an interest in a pool of assets such as receivables from credit card loans, automobile loans and other trade receivables. Changes in the market’s perception of the asset backing the security, the creditworthiness of the servicing agent for the loan pool, the originator of the loans, or the financial institution providing any credit enhancement, will all affect the value of an asset-backed security, as will the exhaustion of any credit enhancement. The risks of investing in asset-backed securities ultimately depend upon the payment of the consumer loans by the individual borrowers. In its capacity as purchaser of an asset-backed security, the fund would generally have no recourse to the entity that originated the loans in the event of default by the borrower. Additionally, in the same manner as described above under “Mortgage-Related Securities” with respect to prepayment of a pool of mortgage loans underlying mortgage related securities, the loans underlying asset-backed securities are subject to prepayments, which may shorten the weighted average life of such securities and may lower their return.

Medium-, Low- and Unrated Securities.    The fund may invest in medium- or low-rated securities and unrated securities that a subadviser determines to be of comparable quality. Generally, these securities offer a higher current yield than the yield offered by higher-rated securities, but involve greater volatility of price and risk of loss of income and principal, including the probability of default by or bankruptcy of the issuers of such securities. Medium- and low-rated and comparable unrated securities: (a) will likely have some quality and protective characteristics that, in the judgment of the NRSRO, are outweighed by large uncertainties or major risk exposures to adverse conditions and (b) are predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal in accordance with the terms of the obligation. Thus, it is possible that these types of factors could, in certain instances, reduce the value of securities held by the fund with a commensurate effect on the value of the fund’s shares. While the market values of medium- and low-rated and comparable unrated securities tend to react less to fluctuations in interest rate levels than do those of higher-rated securities, the market values of certain of these securities also tend to be more sensitive to individual corporate developments and changes in economic conditions than higher-rated securities. In addition, medium- and low-rated and comparable unrated securities generally present a higher degree of credit risk. Issuers of medium- and low-rated and comparable unrated securities are often highly leveraged and may not have more traditional methods of financing available to them so that their ability to service their debt obligations during an economic downturn or during sustained periods of rising interest rates may be impaired. The risk of loss due to default by such issuers is significantly greater because medium- and low-rated and comparable unrated securities generally are unsecured and frequently are subordinated to the prior payment of senior indebtedness. The fund may incur additional expenses to the extent that it is required to seek recovery upon a default in the payment of principal or interest on its portfolio holdings. In addition, the markets in which medium- and low-rated or comparable unrated securities are traded generally are more limited than those in which higher-rated securities are traded. The existence of limited markets for these securities may restrict the availability of securities for the fund to purchase and also may have the effect of limiting the ability of the fund to: (a) obtain accurate market quotations for purposes of valuing securities and calculating net asset value and (b) sell securities at their fair value either to meet redemption requests or to respond to changes in the economy or the financial markets. A major economic recession likely could disrupt severely the market for medium- and low-rated securities and adversely affect the value of such securities. Any such economic downturn also could adversely affect the ability of the issuers of such securities to repay principal and pay interest thereon.

Fixed-income securities, including medium- and low-rated and comparable unrated securities, frequently have call or buy-back features that permit their issuers to call or repurchase the securities from their holders, such as the fund. If an issuer exercises these rights during periods of declining interest rates, the fund may have to replace the security with a lower yielding security, resulting in a decreased return to the fund. Securities that are rated Ba by Moody’s or BB by S&P have speculative characteristics with respect to capacity to pay interest and repay principal. Securities that are rated B generally lack characteristics of a desirable investment and assurance of interest and principal payments over any long period of time may be small. Securities that are rated Caa or CCC are of poor standing. These issues may be in default or present elements of danger may exist with respect to principal or interest. In light of the risks described above, a subadviser, in evaluating the creditworthiness of an issue, whether rated or unrated, will take various factors into consideration, which may include, as applicable, the issuer’s financial resources, its sensitivity to economic conditions and trends, the ability of the issuer’s management and regulatory matters.

Foreign Investments.    Investors should recognize that investing in foreign companies involves certain considerations which are not typically associated with investing in U.S. issuers. Because the fund may invest in securities denominated in currencies other than the U.S. dollar, and may hold funds in bank deposits or other money-market investments denominated in foreign currencies, the fund may be affected favorably or unfavorably by exchange control regulations or changes in the exchange rate between such currencies and the dollar. A change in the value of a foreign currency relative to the U.S. dollar will result in a corresponding change in the dollar value of the fund’s total assets denominated in that foreign currency. Changes in foreign currency exchange rates may also affect the value of dividends and interest earned, gains and losses realized on the sale of securities and net investment income and gain, if any, to be distributed to shareholders by the fund. The rate of exchange between the U.S. dollar and other currencies is determined by the forces of supply and demand in the foreign exchange markets. Changes in the exchange rate may result over time from the interaction of many factors directly or indirectly affecting economic conditions and political developments in other countries. Of particular importance are rates of inflation, interest rate levels, the balance of payments and the extent of government surpluses or deficits in the Unites States and the particular foreign country. All these factors are in turn sensitive to the monetary, fiscal and trade policies pursued by the governments of the United States and other foreign countries important to international trade and finance. Government intervention may also play a significant role. National governments rarely voluntarily allow their currencies to float freely in response to economic forces. Sovereign governments use a variety of techniques, such as intervention by a country’s central bank or imposition of regulatory controls or taxes, to affect the exchange rates of their currencies.

Certain securities held by the fund will not be registered with, nor the issuers thereof be subject to reporting requirements of, the Securities and Exchange Commission (“SEC”). Accordingly, there may be less publicly available information about the securities and about the foreign company or government issuing them than is available about a domestic company or government entity. Foreign issuers are generally not subject to uniform financial reporting standards, practices and requirements comparable to those applicable to U.S. issuers. In addition, with respect to some foreign countries, there is the possibility of expropriation or confiscatory taxation, limitations on the removal of funds or other assets of the fund, political or social instability, or domestic developments, which could affect U.S. investments in those countries. Moreover, individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payment positions. The fund may invest in securities of foreign governments (or agencies or instrumentalities thereof), and many, if not all, of the foregoing considerations apply to such investments as well. Securities of some foreign companies are less liquid, and their prices are more volatile, than securities of comparable domestic companies. Certain foreign countries are known to experience long delays between the trade and settlement dates of securities purchased or sold. Due to the increased exposure of the fund to market and foreign exchange fluctuations brought about by such delays, and to the corresponding negative impact on fund liquidity, the fund will avoid investing in countries which are known to experience settlement delays which may expose the fund to unreasonable risk of loss. The interest payable on the fund’s foreign securities may be subject to foreign withholding taxes, which will reduce the fund’s return on its investments. Additionally, the operating expenses of the fund can be expected to be higher than those of an investment company investing exclusively in U.S. securities, since the costs of investing in foreign securities, such as custodial costs, valuation costs and communication costs, are higher than the costs of investing exclusively in U.S. securities.

Foreign and Emerging Market Investments.    The fund may invest in foreign securities and currencies, including emerging market debt. Investing in foreign issuers, including in particular emerging market issuers, may involve unique risks compared to investing in the securities of U.S. issuers. An “emerging market” country is any country considered to be an emerging market country by the World Bank at the time of investment. These countries generally include every nation in the world except the United States, Canada, Japan, Australia, New Zealand and most countries located in Western Europe. These securities may be U.S. dollar denominated or non-U.S. dollar denominated and include: (a) debt obligations issued or guaranteed by foreign national, provincial, state, municipal or other governments with taxing authority or by their agencies or instrumentalities, including Brady Bonds; (b) debt obligations of supranational entities; (c) debt obligations (including dollar and non-dollar denominated) and other debt securities of foreign corporate issuers; and (d) non-dollar denominated debt obligations of U.S. corporate issuers. The fund may also invest in securities denominated in currencies of emerging market countries. There is no minimum rating criteria for the fund’s investments in such securities. Less information about non-U.S. issuers or markets may be available due to less rigorous disclosure and accounting standards or regulatory practices. Many non-U.S. markets are smaller, less liquid and more volatile than U.S. markets. In a changing market, a subadviser may not be able to sell the fund’s portfolio securities in amounts and at prices the subadviser considers reasonable. The U.S. dollar may appreciate against non-U.S. currencies or a foreign government may impose restrictions on currency conversion or trading. The economies of non-U.S. countries may grow at a slower rate than expected or may experience a downturn or recession. Economic, political and social developments may adversely affect non-U.S. securities markets. Some of these risks do not apply to issuers in larger, more developed countries. These risks are more pronounced to the extent the fund invests in issuers in countries with emerging markets or if the fund invests significantly in one country.

Sovereign Government and Supranational Debt.    The fund may invest in all types of debt securities of governmental issuers in all countries, including emerging markets. These sovereign debt securities may include: debt securities issued or guaranteed by governments, governmental agencies or instrumentalities and political subdivisions located in emerging market countries; debt securities issued by government owned, controlled or sponsored entities located in emerging market countries; interests in entities organized and operated for the purpose of restructuring the investment characteristics of instruments issued by any of the above issuers; Brady Bonds, which are debt securities issued under the framework of the Brady Plan as a means for debtor nations to restructure their outstanding external indebtedness; participations in loans between emerging market governments and financial institutions; or debt securities issued by supranational entities such as the World Bank or the European Economic Community. A supranational entity is a bank, commission or company established or financially supported by the national governments of one or more countries to promote reconstruction or development. Sovereign government and supranational debt involve all the risks described herein regarding foreign and emerging markets investments as well as the risk of debt moratorium, repudiation or renegotiation and the fund may be unable to enforce its rights against the issuers.

Repurchase Agreements.    The fund may enter into repurchase agreements. In a repurchase agreement, the fund buys, and the seller agrees to repurchase, a security at a mutually agreed upon time and price (usually within seven days). The repurchase agreement thereby determines the yield during the fund’s holding period, while the seller’s obligation to repurchase is secured by the value of the underlying security. The fund’s custodian will have custody of, and will hold in a segregated account, securities acquired by the fund under a repurchase agreement. Repurchase agreements are considered by the staff of the SEC to be loans by the fund. Repurchase agreements could involve risks in the event of a default or insolvency of the other party to the agreement, including possible delays or restrictions upon the fund’s ability to dispose of the underlying securities. In an attempt to reduce the risk of incurring a loss on a repurchase agreement, the fund will enter into repurchase agreements only with domestic banks with total assets in excess of $1 billion, or primary government securities dealers reporting to the Federal Reserve Bank of New York, with respect to securities of the type in which the fund may invest, and will require that additional securities be deposited with it if the value of the securities purchased should decrease below resale price.

Pursuant to an exemptive order issued by the SEC, the fund, along with other affiliated entities, may transfer uninvested cash balances into one or more joint repurchase accounts. These balances are invested in one or more repurchase agreements, secured by U.S. government securities. Each joint repurchase arrangement requires that the market value of the collateral be sufficient to cover payments of interest and principal; however, in the event of default by the other party to the agreement, retention or sale of the collateral may be subject to legal proceedings.

Reverse Repurchase Agreements.    The fund may enter into reverse repurchase agreements with the same parties with whom it may enter into repurchase agreements. Reverse repurchase agreements involve the sale of securities held by the fund pursuant to its agreement to repurchase them at a mutually agreed upon date, price and rate of interest. At the time the fund enters into a reverse repurchase agreement, it will establish and maintain a segregated account with an approved custodian containing cash or liquid securities having a value not less than the repurchase price (including accrued interest). The assets contained in the segregated account will be marked- to-market daily and additional assets will be placed in such account on any day in which the assets fall below the repurchase price (plus accrued interest). The fund’s liquidity and ability to manage its assets might be affected when it sets aside cash or portfolio securities to cover such commitments. Reverse repurchase agreements involve the risk that the market value of the securities retained in lieu of sale may decline below the price of the securities the fund has sold but is obligated to repurchase. If the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, such buyer or its trustee or receiver may receive an extension of time to determine whether to enforce the fund’s obligation to repurchase the securities, and the fund’s use of the proceeds of the reverse repurchase agreement may effectively be restricted pending such decision. The fund currently intends to invest not more than 33 1/3% of its net assets in reverse repurchase agreements.

Lending of Portfolio Securities.    Consistent with applicable regulatory requirements, the fund may lend portfolio securities to brokers, dealers and other financial organizations that meet capital and other credit requirements or other criteria established by the board. The fund will not lend portfolio securities to affiliates of the manager or a subadviser unless they have applied for and received specific authority to do so from the SEC. Loans of portfolio securities will be collateralized by cash, letters of credit or U.S. government securities, which are maintained at all times in an amount equal to at least 102% of the current market value of the loaned securities. Any gain or loss in the market price of the securities loaned that might occur during the term of the loan would be for the account of the fund. From time to time, the fund may return a part of the interest earned from the investment of collateral received for securities loaned to the borrower and/or a third party that is unaffiliated with the fund, Legg Mason, or CGMI, and that is acting as a “finder.” By lending its securities, the fund can increase its income by continuing to receive interest and any dividends on the loaned securities as well as by either investing the collateral received for securities loaned in short-term instruments or obtaining yield in the form of interest paid by the borrower when U.S. government securities are used as collateral. Income received could be used to pay the fund’s expenses and would increase an investor’s total return. The fund will adhere to the following conditions whenever its portfolio securities are loaned: (i) the fund must receive at least 102% cash collateral or equivalent securities of the type discussed above from the borrower; (ii) the borrower must increase such collateral whenever the market value of the securities rises above the level of such collateral; (iii) the fund must be able to terminate the loan at any time; (iv) the fund must receive reasonable interest on the loan, as well as any dividends, interest or other distributions on the loaned securities and any increase in market value; (v) the fund may pay only reasonable custodian fees in connection with the loan; and (vi) voting rights on the loaned securities may pass to the borrower, provided, however, that if a material event adversely affecting the investment occurs, the board must terminate the loan and regain the right to vote the securities. Loan agreements involve certain risks in the event of default or insolvency of the other party including possible delays or restrictions upon the fund’s ability to recover the loaned securities or dispose of the collateral for the loan.

Temporary Investments.    When a subadviser believes that market conditions warrant, the fund may adopt a temporary defensive posture and may invest in short-term instruments without limitation. Short-term instruments in which the fund may invest include: U.S. government securities; certain bank obligations (including CDs, TDs and bankers’ acceptances of domestic or foreign banks, domestic savings and loan associations and similar institutions); commercial paper rated no lower than A-2 by S&P or Prime-2 by Moody’s or an equivalent rating by any other NRSRO or, if unrated, of an issuer having an outstanding, unsecured debt issue then rated within the three highest rating categories; and repurchase agreements with respect to securities in which the fund may invest.

RISK FACTORS

The following risk factors are intended to supplement the risks described above and in the fund’s prospectus.

General.    Investors should realize that risk of loss is inherent in the ownership of any securities and that the fund’s net asset value will fluctuate, reflecting fluctuations in the market value of its portfolio positions.

Fixed Income Securities.    Investments in fixed income securities may subject the fund to risks, including the following.

Interest Rate Risk.    When interest rates decline, the market value of fixed income securities tends to increase. Conversely, when interest rates increase, the market value of fixed income securities tends to decline. The volatility of a security’s market value will differ depending upon the security’s duration, the issuer and the type of instrument.

Default Risk/Credit Risk.    Investments in fixed income securities are subject to the risk that the issuer of the security could default on its obligations, causing the fund to sustain losses on such investments. A default could impact both interest and principal payments.

Call Risk and Extension Risk.    Fixed income securities may be subject to both call risk and extension risk. Call risk exists when the issuer may exercise its right to pay principal on an obligation earlier than scheduled, which would cause cash flows to be returned earlier than expected. This typically results when interest rates have declined and the fund will suffer from having to reinvest in lower yielding securities. Extension risk exists when the issuer may exercise its right to pay principal on an obligation later than scheduled, which would cause cash flows to be returned later than expected. This typically results when interest rates have increased, and the fund will suffer from the inability to invest in higher yield securities.

Lower Rated Fixed Income Securities.    Securities which are rated BBB by S&P or Baa by Moody’s are generally regarded as having adequate capacity to pay interest and repay principal, but may have some speculative characteristics. Securities rated below Baa by Moody’s or BBB by S&P have predominantly speculative characteristics, including the possibility of default or bankruptcy of the issuers of such securities, market price volatility based upon interest rate sensitivity, questionable creditworthiness and relative liquidity of the secondary trading market. Because high yield bonds (“junk bonds”) have been found to be more sensitive to adverse economic changes or individual corporate developments and less sensitive to interest rate changes than higher-rated investments, an economic downturn could disrupt the market for high yield bonds and adversely affect the value of outstanding bonds and the ability of issuers to repay principal and interest. In addition, in a declining interest rate market, issuers of high yield bonds may exercise redemption or call provisions, which may force the fund, to the extent it owns such securities, to replace those securities with lower yielding securities. This could result in a decreased return.

Repurchase Agreements.    The fund bears a risk of loss in the event that the other party to a repurchase agreement defaults on its obligations and the fund is delayed or prevented from exercising its rights to dispose of the underlying securities, including the risk of a possible decline in the value of the underlying securities during the period in which the fund seeks to assert its rights to them, the risk of incurring expenses associated with asserting those rights and the risk of losing all or a part of the income from the agreement.

Foreign Securities.    Investments in securities of foreign issuers involve certain risks not ordinarily associated with investments in securities of domestic issuers. Such risks include fluctuations in foreign exchange rates, future political and economic developments, and the possible imposition of exchange controls or other foreign governmental laws or restrictions. Since the fund may invest in securities denominated or quoted in currencies other than the U.S. dollar, changes in foreign currency exchange rates will, to the extent the fund does not adequately hedge against such fluctuations, affect the value of securities in its portfolio and the unrealized appreciation or depreciation of investments so far as U.S. investors are concerned. In addition, with respect to certain countries, there is the possibility of expropriation of assets, confiscatory taxation, political or social instability or diplomatic developments which could adversely affect investments in those countries. There may be less publicly available information about a foreign company than about a U.S. company, and foreign companies may not be subject to accounting, auditing, and financial reporting standards and requirements comparable to or as uniform as those of U.S. companies. Foreign securities markets, while growing in volume, have, for the most part, substantially less volume than U.S. markets, and securities of many foreign companies are less liquid and their price more volatile than securities of comparable U.S. companies. Transaction costs on foreign securities markets are generally higher than in the U.S. There is generally less government supervision and regulation of exchanges, brokers and issuers than there is in the U.S. The fund might have greater difficulty taking appropriate legal action in foreign courts. Dividend and interest income from foreign securities will generally be subject to withholding taxes by the country in which the issuer is located and may not be recoverable by the fund. Capital gains are also subject to taxation in some foreign countries.

Emerging Markets Risk

The fund’s investments in debt securities of emerging market issuers may include dollar and non-dollar denominated: (i) debt obligations issued or guaranteed by foreign national, provincial, state, municipal or other governments with taxing authority or by their agencies or instrumentalities, including Brady Bonds; (ii) debt obligations of supranational entities; (iii) debt obligations and other debt securities of foreign corporate issuers; (iv) debt obligations of U.S. corporate issuers; (v) debt securities issued by corporations that generate significant profits from emerging market countries; and (vi) structured securities, including but not limited to, warrants, options and other derivatives, whose price is directly linked to emerging market securities or indices.

Investing in securities of emerging market issuers entails all of the risks of investing in securities of foreign issuers to a heightened degree. The heightened risks include: (i) greater risks of expropriation, confiscatory taxation, nationalization, and less social, political and economic stability; (ii) the smaller size of the market for such securities and a lower volume of trading, resulting in lack of liquidity and price volatility; and (iii) certain national policies which may restrict the fund’s investment opportunities, including restrictions on investing in issuers or industries deemed sensitive to relevant national interests.

Investing in securities of emerging market issuers also entails the heightened risks of investing in emerging market sovereign debt. The heightened risks include:

•	Risk of default by a governmental issuer or guarantor. In the event of a default, the fund may have limited legal recourse against the issuer and/or guarantor.

•	Risk of restructuring certain debt obligations (such as Brady Bonds). This may include reducing and rescheduling interest and principal payments or requiring lenders to extend additional credit, which may adversely affect the value of these investments.

The economies of individual emerging market countries may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rate of inflation, currency depreciation, capital reinvestment, resource self-sufficiency and balance of payments position. Further, the economies of developing countries generally are heavily dependent upon international trade and, accordingly, have been and may continue to be adversely affected by trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade. These economies also have been and may continue to be adversely affected by economic conditions in the countries with which they trade.

Foreign investment in certain emerging market issuers is restricted or controlled to varying degrees. These restrictions or controls may at times limit or preclude foreign investment in certain emerging market issuers and increase the costs and expenses of the fund. Certain emerging market countries require governmental approval prior to investments by foreign persons in a particular issuer, limit the amount of investment by foreign persons in a particular issuer, limit the investment by foreign persons only to a specific class of securities of an issuer that may have less advantageous rights than the classes available for purchase by domiciliaries of the countries and/or impose additional taxes on foreign investors. Certain emerging market countries may also restrict investment opportunities in issuers in industries deemed important to national interests.

Emerging market countries may require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if a deterioration occurs in an emerging market country’s balance of payments, the country could impose temporary restrictions on foreign capital remittances. Investing in local markets in emerging market countries may require the fund to adopt special procedures, seek local government approvals or take other actions, each of which may involve additional costs to the fund.

Currency Risks.    The U.S. dollar value of securities denominated in a foreign currency will vary with changes in currency exchange rates, which can be volatile. Accordingly, changes in the value of the currency in which the fund’s investments are denominated relative to the U.S. dollar will affect the fund’s net asset value. Exchange rates are generally affected by the forces of supply and demand in the international currency markets, the relative merits of investing in different countries and the intervention or failure to intervene of U.S. or foreign governments and central banks. However, currency exchange rates may fluctuate based on factors intrinsic to a country’s economy. Some emerging market countries also may have managed currencies, which are not free floating against the U.S. dollar. In addition, emerging markets are subject to the risk of restrictions upon the free conversion of their currencies into other currencies. Any devaluations relative to the U.S. dollar in the currencies in which the fund’s securities are quoted would reduce the fund’s net asset value per share.

The fund may be limited in its ability to hedge the value of its non-dollar-denominated investments against currency fluctuations. As a result, a decline in the value of currencies in which the fund’s investments are denominated against the dollar will result in a corresponding decline in the dollar value of the fund’s assets. These declines will in turn affect the fund’s income and net asset value. The fund will compute its income on the date of its receipt by the fund at the exchange rate in effect with respect to the relevant currency on that date. If the value of the currency declines relative to the dollar between the date income is accrued and the date the fund makes a distribution, the amount available for distribution to the fund’s shareholders would be reduced. If the exchange rate against the dollar of a currency in which a portfolio security of the fund is denominated declines between the time the fund accrues expenses in dollars and the time expenses are paid, the amount of the currency required to be converted into dollars in order to pay expenses in dollars will be greater than the equivalent amount in the currency of the expenses at the time they are incurred. A decline in the value of non-U.S. currencies relative to the dollar may also result in foreign currency losses that will reduce distributable net investment income.

Special Risks of Countries in the Asia Pacific Region.    Certain of the risks associated with international investments are heightened for investments in these countries. For example, some of the currencies of these countries have experienced devaluations relative to the U.S. dollar, and adjustments have been made periodically in certain of such currencies. Certain countries, such as Indonesia, face serious exchange constraints. Jurisdictional disputes also exist, for example, between South Korea and North Korea.

Senior Loan Risk.    Senior loans may be rated in lower grade rating categories, or may be unrated but of lower grade quality. As in the case of junk bonds, senior loans can provide higher yields than higher grade income securities, but are subject to greater credit and other risks. Although senior loan obligations often are secured by pledges of assets by the Borrower and have other structural aspects intended to provide greater protection to the holders of bank loans than the holders of unsecured and subordinated securities, there are also additional risks in holding senior loans. In particular, the secondary trading market for senior loans is not well developed and, therefore, senior loans present increased market risk relating to liquidity and pricing concerns. Senior loans and other variable rate debt instruments are subject to the risk of non-payment of scheduled interest or principal. Such non-payment would result in a reduction of income to the fund, a reduction in the value of the investment and a potential decrease in the net asset value of the fund. Similarly, a sudden and significant increase in market interest rates may cause a decline in the value of these investments and in the fund’s net asset value. Other factors (including, but not limited to, rating downgrades, credit deterioration, a large downward movement in stock prices, a disparity in supply and demand of certain securities or market conditions that reduce liquidity) can reduce the value of senior loans and other debt obligations, impairing the fund’s net asset value.

The fund may acquire senior loans of Borrowers that are experiencing, or are more likely to experience, financial difficulty, including senior loans of Borrowers that have filed for bankruptcy protection. Although senior loans in which the fund will invest generally will be secured by specific collateral, there can be no assurance that liquidation of such collateral would satisfy the Borrower’s obligation in the event of nonpayment of scheduled interest or principal, or that such collateral could be readily liquidated. In the event of bankruptcy of a Borrower, the fund could experience delays or limitations with respect to its ability to realize the benefits of the collateral securing a senior loan. In the event that the fund invests a portion of its assets in senior loans that are not secured by specific collateral, the fund will not enjoy the benefits of collateralization with respect to such senior loans.

In the case of collateralized senior loans, there is no assurance that sale of the collateral would raise enough cash to satisfy the Borrower’s payment obligation or that the collateral can or will be liquidated. As a result, the fund might not receive payments to which it is entitled and thereby may experience a decline in the value of its investment and its net asset value. In the event of bankruptcy, liquidation may not occur and the court may not give lenders the full benefit of their senior positions. If the terms of a senior loan do not require the Borrower to pledge additional collateral, the fund will be exposed to the risk that the value of the collateral will not at all times equal or exceed the amount of the Borrower’s obligations under the senior loans. To the extent that a senior loan is collateralized by stock in the Borrower or its subsidiaries, such stock may lose all of its value in the event of bankruptcy of the Borrower. Uncollateralized senior loans involve a greater risk of loss.

Derivative Instruments.    In accordance with its investment policies, the fund may invest in certain derivative instruments, which are securities or contracts that provide for payments based on or “derived” from the performance of an underlying asset, index or other economic benchmark. Essentially, a derivative instrument is a financial arrangement or a contract between two parties (and not a true security like a stock or a bond). Transactions in derivative instruments can be, but are not necessarily, riskier than investments in conventional stocks, bonds and money market instruments. A derivative instrument is more accurately viewed as a way of reallocating risk among different parties or substituting one type of risk for another. Every investment by the fund, including an investment in conventional securities, reflects an implicit prediction about future changes in the value of that investment. Every fund investment also involves a risk that the portfolio managers’ expectations will be wrong. Transactions in derivative instruments often enable the fund to take investment positions that more precisely reflect a subadviser’s expectations concerning the future performance of the various investments available to the fund. Derivative instruments can be a legitimate and often cost-effective method of accomplishing the same investment goals as could be achieved through other investment in conventional securities.

Derivative contracts include options, futures contracts, forward contracts, forward commitment and when issued securities transactions, forward foreign currency exchange contracts and interest rate, mortgage and currency transactions. The following are the principal risks associated with derivative instruments.

Market risk:    The risk that the instrument will decline in value or that an alternative investment would have appreciated more, but this is no different from the risk of investing in conventional securities.

Leverage and associated price volatility:    Leverage causes increased volatility in the price and magnifies the impact of adverse market changes, but this risk may be consistent with the investment objective of even a conservative fund in order to achieve an average portfolio volatility that is within the expected range for that type of fund.

Credit risk:    The risk that the issuer of the instrument may default on its obligation to pay interest and/or principal.

Liquidity and valuation risk:    Many derivative instruments are traded in institutional markets rather than on an exchange. Nevertheless, many derivative instruments are actively traded and can be priced with as much accuracy as conventional securities. Derivative instruments that are custom designed to meet the specialized investment needs of a relatively narrow group of institutional investors such as the fund are not readily marketable and are subject to the fund’s restrictions on illiquid investments.

Correlation risk:    There may be imperfect correlation between the price of the derivative and the underlying asset. For example, there may be price disparities between the trading markets for the derivative contract and the underlying asset. Each derivative instrument purchased for the fund’s portfolio is reviewed and analyzed by the fund’s portfolio managers to assess the risk and reward of each such instrument in relation to the fund’s portfolio investment strategy. The decision to invest in derivative instruments or conventional securities is made by measuring the respective instrument’s ability to provide value to the fund and its shareholders.

Special Risks of Using Futures Contracts.    The prices of futures contracts are volatile and are influenced by, among other things, actual and anticipated changes in interest rates, which in turn are affected by fiscal and monetary policies and national and international political and economic events. At best, the correlation between changes in prices of futures contracts and of the securities or currencies being hedged can be only approximate. The degree of imperfection of correlation depends upon circumstances such as: variations in speculative market demand for futures and for debt securities or currencies, including technical influences in futures trading; and differences between the financial instruments being hedged and the instruments underlying the standard futures contracts available for trading, with respect to interest rate levels, maturities, and creditworthiness of issuers. A decision of whether, when, and how to hedge involves skill and judgment, and even a well-conceived hedge may be unsuccessful to some degree because of unexpected market behavior or interest rate trends. Because of the low margin deposits required, futures trading involves an extremely high degree of leverage. As a result, a relatively small price movement in a futures contract may result in immediate and substantial loss, as well as gain, to the investor. For example, if at the time of purchase, 10% of the value of the futures contract is deposited as margin, a subsequent 10% decrease in the value of the futures contract would result in a total loss of the margin deposit, before any deduction for the transaction costs, if the account were then closed out. A 15% decrease would result in a loss equal to 150% of the original margin deposit, if the futures contract were closed out. Thus, a purchase or sale of a futures contract may result in losses in excess of the amount invested in the futures contract. The fund, however, would presumably have sustained comparable losses if, instead of the futures contract, it had invested in the underlying financial instrument and sold it after the decline. Where the fund enters into futures transactions for non-hedging purposes, it will be subject to greater risks and could sustain losses which are not offset by gains on other fund assets. Furthermore, in the case of a futures contract purchase, in order to be certain that the fund has sufficient assets to satisfy its obligations under a futures contract, the fund segregates and commits to back the futures contract an amount of cash and liquid securities equal in value to the current value of the underlying instrument less the margin deposit.

DISCLOSURE OF PORTFOLIO HOLDINGS

The fund has adopted policies and procedures developed by Citigroup Asset Management (“CAM”)1, with respect to the disclosure of the fund’s portfolio securities and any ongoing arrangements to make available information about the fund’s portfolio securities. The policy requires that consideration always be given as to whether disclosure of information about the fund’s portfolio holdings is in the best interests of the fund’s shareholders, and that any conflicts of interest between the interests of the fund’s shareholders and those of the manager, the subadviser, the fund’s distributors or their affiliates, be addressed in a manner that places the interests of fund shareholders first. The policy provides that information regarding the fund’s portfolio holdings may not be shared with non-CAM employees, with investors and potential investors (whether individual or institutional), or with third parties unless it is done for legitimate fund business purposes and in accordance with the policy.

CAM’s policy generally provides for the release of details of securities positions once they are considered “stale.” Data is considered stale 25 calendar days following quarter-end. CAM believes that this passage of time prevents a third party from benefiting from an investment decision made by the fund that has not been fully reflected by the market.

Under the policy, the fund’s complete list of holdings (including the size of each position) may be made available to investors, potential investors, third parties and non-CAM employees with simultaneous public disclosure at least 25 days after calendar quarter-end. Typically, simultaneous public disclosure is achieved by the filing of Form N-Q or Form N-CSR in accordance with SEC rules, provided that such filings may not be made until 25 days following quarter-end and/or posting the information to a CAM or the fund’s Internet site that is accessible by the public, or through public release by a third party vendor.

The policy permits the release of limited portfolio holdings information that is not yet considered stale in a number of situations, including:

1.  The fund’s top ten securities, current as of month-end, and the individual size of each such security position may be released at any time following month-end with simultaneous public disclosure.

2.  The fund’s top ten securities positions (including the aggregate but not individual size of such positions) may be released at any time with simultaneous public disclosure.

(1)	Citigroup Asset Management (“CAM”) comprises ClearBridge Advisors, LLC (“ClearBridge”), Salomon Brothers Asset Management Inc, Smith Barney Fund Management LLC, and other affiliated investment advisory firms, including the manager. On December 1, 2005, Citigroup Inc. (“Citigroup”) sold substantially all of its worldwide asset management business, Citigroup Asset Management, to Legg Mason, Inc. (“Legg Mason”). As part of this transaction, ClearBridge, Salomon Brothers Asset Management Inc and Smith Barney Fund Management LLC became wholly-owned subsidiaries of Legg Mason. Under a licensing agreement between Citigroup and Legg Mason, the names of ClearBridge, Salomon Brothers Asset Management Inc, Smith Barney Fund Management LLC and their affiliated advisory entities, as well as all logos, trademarks, and service marks related to Citigroup or any of its affiliates (“Citi Marks”) are licensed for use by Legg Mason. Citi Marks include, but are not limited to, “Citigroup Asset Management,” “Salomon Brothers Asset Management” and “CAM”. All Citi Marks are owned by Citigroup, and are licensed for use until no later than one year after the date of the licensing agreement. Legg Mason and its subsidiaries, including ClearBridge, Salomon Brothers Asset Management Inc, and Smith Barney Fund Management LLC are not affiliated with Citigroup.

3.  A list of securities (that may include fund holdings together with other securities) followed by a portfolio manager without position sizes or identification of particular funds) may be disclosed to sell-side brokers at any time for the purpose of obtaining research and/or market information from such brokers.

4.  A trade in process may be discussed only with counterparties, potential counterparties and others involved in the transaction (i.e., brokers and custodians).

5.  The fund’s sector weightings, performance attribution (e.g. analysis of the fund’s outperformance or underperformance of its benchmark based on its portfolio holdings) and other summary and statistical information that does not include identification of specific portfolio holdings may be released, even if non-public, if such release is otherwise in accordance with the policy’s general principles.

6.  The fund’s portfolio holdings may be released on an as-needed basis to its legal counsel, counsel to its directors who are not “interested persons,” as defined in the 1940 Act, of the fund or the manager (“independent directors”), and its independent registered public accounting firm, in required regulatory filings or otherwise to governmental agencies and authorities.

Under the policy, if information about the fund’s portfolio holdings is released pursuant to an ongoing arrangement with any party, the fund must have a legitimate business purpose for the release of the information, and either the party receiving the information must be under a duty of confidentiality, or the release of non-public information must be subject to trading restrictions and confidential treatment to prohibit the entity from sharing with an unauthorized source or trading upon any non-public information provided. Neither the fund, nor CAM nor any other affiliated party may receive compensation or any other consideration in connection with such arrangements. Ongoing arrangements to make available information about the fund’s portfolio securities will be reviewed at least annually by the fund’s Board.

The approval of the fund’s Chief Compliance Officer, or designee, must be obtained before entering into any new ongoing arrangement or altering any existing ongoing arrangement to make available portfolio holdings information, or with respect to any exceptions to the policy. Any exceptions to the policy must be consistent with the purposes of the policy. Exceptions are considered on a case-by-case basis and are granted only after a thorough examination and consultation with CAM’s legal department, as necessary. Exceptions are granted only after a thorough examination and consultation with CAM’s legal department, as necessary. Exceptions to the policies must be reported to the fund’s Board at its next regularly scheduled meeting.

Currently, the fund discloses its complete portfolio holdings approximately 25 days after calendar quarter end on the website, www.leggmason.com/InvestorServices.

Set forth below is a list, as of             , 2006 of those parties with whom CAM, on behalf of the fund, has authorized ongoing arrangements that include the release of portfolio holdings information in accordance with the policy, as well as the frequency of the release under such arrangements, and the length of the lag, if any, between the date of the information and the date on which the information is disclosed. The parties identified below as recipients are service providers, fund rating agencies, consultants and analysts.

[to be updated by amendment]

Recipient	Frequency	Delay Before Dissemination
State Street Bank & Trust Co., (Fund Custodian and Accounting Agent)	Daily	None
Institutional Shareholders Services, (Proxy Voting Services)	As necessary	None
Bloomberg	Quarterly	25 Days after Quarter End
Lipper	Quarterly	25 Days after Quarter End
S&P	Quarterly	25 Days after Quarter End
Morningstar	Quarterly	25 Days after Quarter End
Vestek	Daily	None
Factset	Daily	None

Portfolio holdings information for the fund may also be released from time to time pursuant to ongoing arrangements with the following parties: [to be updated by amendment]

Recipient	Frequency	Delay Before Dissemination
Baseline	Daily	None
Frank Russell	Monthly	1 Day
Callan	Quarterly	25 Days after Quarter End
Mercer	Quarterly	25 Days after Quarter End
eVestment Alliance	Quarterly	25 Days after Quarter End
CRA RogersCasey	Quarterly	25 Days after Quarter End
Cambridge Associates	Quarterly	25 Days after Quarter End
Marco Consulting	Quarterly	25 Days after Quarter End
Wilshire	Quarterly	25 Days after Quarter End
Informa Investment Services (Efron)	Quarterly	25 Days after Quarter End
CheckFree (Mobius)	Quarterly	25 Days after Quarter End
Nelsons Information	Quarterly	25 Days after Quarter End
Investors Tools	Daily	None
Advent	Daily	None
BARRA	Daily	None
Plexus	Quarterly	Sent the 1-3 business day following the end of a Quarter
Elkins/McSherry	Quarterly (Calendar)	Sent the first business day following the end of a Quarter
Quantitative Services Group	Daily	None
AMBAC	Daily	None
Deutsche Bank	Monthly	Sent 6-8 business days following month end
Fitch	Monthly	Sent 6-8 business days following month end
Liberty Hampshire	Weekly and Month End	None
Sun Trust	Weekly and Month End	None
New England Pension Consultants	Quarterly	25 Days after Quarter End
Evaluation Associates	Quarterly	25 days after Quarter End
Watson Wyatt	Quarterly	25 days after Quarter End
Moody’s	Weekly Tuesday Night	1 business day
S&P	Weekly Tuesday Night	1 business day

INVESTMENT RESTRICTIONS

The fund has adopted the investment restrictions below for the protection of shareholders. Restrictions 1 through 7 below have been adopted by the fund as fundamental policies and may not be changed without the vote of a majority of the outstanding shares of the fund, defined under the 1940 Act as the lesser of (a) 67% or more of the shares present at a fund meeting, if the holders of more than 50% of the outstanding shares of the fund are present in person or represented by proxy or (b) more than 50% of the fund’s outstanding shares. As discussed under “Proposed Investment Restrictions” below, the fund is proposing to change its investment restrictions.

Current Investment Restrictions

Under the investment restrictions adopted by the fund, the fund may not:

1.  Invest in a manner that would cause it to fail to be a “diversified company” under the 1940 Act and the rules, regulations and orders thereunder.

2.  Issue “senior securities” as defined in the 1940 Act and the rules, regulations and orders thereunder, except as permitted under the 1940 Act and the rules, regulations and orders thereunder.

3.  Invest more than 25% of its total assets in securities, the issuers of which are in the same industry. For purposes of this limitation, U.S. government securities (including its agencies and instrumentalities) and securities of state or municipal governments and their political subdivisions are not considered to be issued by members of any industry.

4.  Borrow money, except that (a) the fund may borrow from banks for temporary or emergency (not leveraging) purposes, including the meeting of redemption requests which might otherwise require the untimely disposition of securities, and (b) the fund may, to the extent consistent with its investment policies, enter into reverse repurchase agreements, forward roll transactions and similar investment strategies and techniques. To the extent that it engages in transactions described in (a) and (b), the fund will be limited so that no more than 33 1/3% of the value of its total assets (including the amount borrowed), valued at the lesser of cost or market, less liabilities (not including the amount borrowed), is derived from such transactions.

5.  Make loans. This restriction does not apply to: (a) the purchase of debt obligations in which the fund may invest consistent with its investment objective and policies; (b) repurchase agreements; and (c) loans of its portfolio securities, to the fullest extent permitted under the 1940 Act.

6.  Engage in the business of underwriting securities issued by other persons, except to the extent that the fund may technically be deemed to be an underwriter under the 1933 Act, in disposing of portfolio securities.

7.  Purchase or sell real estate, real estate mortgages, commodities or commodity contracts, but this restriction shall not prevent the fund from (a) investing in securities of issuers engaged in the real estate business or the business of investing in real estate (including interests in limited partnerships owning or otherwise engaging in the real estate business or the business of investing in real estate) and securities which are secured by real estate or interests therein; (b) holding or selling real estate received in connection with securities it holds or held; (c) trading in futures contracts and options on futures contracts (including options on currencies to the extent consistent with the fund’s investment objective and policies); or (d) investing in real estate investment trust securities.

8.  Purchase any securities on margin (except for such short-term credits as are necessary for the clearance of purchases and sales of portfolio securities) or sell any securities short (except “against the box”). For purposes of this restriction, the deposit or payment by the fund of underlying securities and other assets in escrow and collateral agreements with respect to initial or maintenance margin in connection with futures contracts and related options and options on securities, indexes or similar items is not considered to be the purchase of a security on margin.

9.  Purchase or sell oil, gas or other mineral exploration or development programs.

10.  Purchase restricted securities, illiquid securities (such as repurchase agreements with maturities in excess of seven days) or other securities which are not readily marketable if more than 15% of the total assets of the fund would be invested in such securities.

11.  Purchase any security if as a result the fund would then have more than 5% of its total assets (taken at current value) invested in securities of companies that have been in continuous operations for fewer than three years, except that this restriction will not apply to U.S. government securities. (For purposes of this restriction, issuers include predecessors, sponsors, controlling persons, general partners and guarantors of underlying assets.)

12.  Make investments for the purpose of exercising control or management.

If any percentage restriction described above is complied with at the time of an investment, a later increase or decrease in percentage resulting from a change in values or assets will not constitute a violation of such restriction.

Proposed Investment Restriction

The fund has called a meeting of its shareholders to consider several proposals, including the adoption of revised fundamental investments policies or restrictions. If approved by the fund’s shareholders, the fund’s revised fundamental policies will be as follows:

1.   The Fund may not borrow money except as permitted by (i) the Investment Company Act of 1940, as amended, or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.

2.   The Fund may not engage in the business of underwriting the securities of other issuers except as permitted by (i) the Investment Company Act of 1940, as amended, or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.

3.   The Fund may lend money or other assets to the extent permitted by (i) the Investment Company Act of 1940, as amended, or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.

4.   The Fund may not issue senior securities except as permitted by (i) the Investment Company Act of 1940, as amended, or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.

5.   The Fund may not purchase or sell real estate except as permitted by (i) the Investment Company Act of 1940, as amended, or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.

6.   The Fund may purchase or sell commodities or contracts related to commodities to the extent permitted by (i) the Investment Company Act of 1940, as amended, or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.

7.   Except as permitted by exemptive or other relief or permission from the SEC, SEC staff or other authority with appropriate jurisdiction, the Fund may not make any investment if, as a result, the Fund’s investments will be concentrated in any one industry.

DIRECTORS AND EXECUTIVE OFFICERS OF THE FUND

The Board in accordance with the laws of the State of Maryland manages the business and affairs of the fund. The Board elects officer who are responsible for the day-to-day operations of the fund and who execute policies authorized by the Board.

The current directors, including the independent directors, and executive officers of the fund, their birth years, their principal occupations during the past five years (their titles may have varied during that period), the number of investment companies associated with Legg Mason the directors oversee, and other board memberships they hold are set forth below. The address of each director is c/o Jay Gerken, 399 Park Avenue, New York, New York 10022. The fund has called a meeting of its shareholders to consider several proposals, including the election of a new board.

Name, Address, and Birth Year	Position(s) Held with Fund	Term of Office* and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director
Independent Directors:
Dwight B. Crane Born 1937	Director	1995	Professor, Harvard Business School (since 1969); Independent Consultant (since 1969)	47	None

Burt N. Dorsett Born 1930	Director	1984	President-Dorsett McCabe Capital Management Inc.; (1986-2004); Chief Investment Officer-Leeb Capital Management, Inc. (1999-2003)	24	None

Elliot S. Jaffe Born 1926	Director	1985	Chairman of The Dress Barn, Inc.	24	The Dress Barn, Inc.

Stephen E. Kaufman Born 1932	Director	1995	Attorney	48	None

Cornelius C. Rose, Jr. Born 1932	Director	Since 1984	Chief Executive Officer and Chairman-Performance Learning Systems; President, Rose Associates until 2002	24	None
Interested Director:**

R. Jay Gerken, CFA Born 1951	Chairman, President and Chief Executive Officer	2002	Managing Director, Legg Mason & Co.; Chairman of the Board, Trustee, or Director of 169 funds associated with LMPFA and its affiliates; Chairman, President and Chief Executive Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates; formerly, Chairman, Smith Barney Fund Management LLC (“SBFM”) and CFM (2002 to 2005); formerly, Chairman, President and Chief Executive Officer, Travelers Investment Advisers Inc. (2002 to 2005)	171	None

*	Each director and officer serves until his successor is elected and qualified.
**	Mr. Gerken and each officer of the fund is an “interested person” of the fund as defined in the 1940 Act because of their position with the manager and/or certain of its affiliates.

Name, Address, and Birth Year	Position(s) Held with Fund	Term of Office* and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director
Officers:**
Kaprel Ozsolak 125 Broad Street New York, NY 10004 Born 1965	Treasurer and Chief Financial Officer	Since 2004	Director of Legg Mason & Co.; Chief Financial Officer and Treasurer of certain mutual funds associated with Legg Mason & Co.; formerly, Controller of certain mutual funds associated with Legg Mason & Co. (2002 to 2004)	N/A	N/A

Ted P. Becker 399 Park Avenue New York, NY 10022 Born 1951	Chief Compliance Officer	Since 2006	Managing Director of Compliance at Legg Mason & Co., LLC (“Legg Mason & Co.”) (2005 to present); Chief Compliance Officer with certain mutual funds associated with Legg Mason & Co. (since 2006); Chief Compliance Officer of Legg Mason Partners Fund Advisor, LLC (“LMPFA”) and certain affiliates; Managing Director of Compliance at Citigroup Asset Management (“CAM”) (2002 to 2005). Prior to 2002, Managing Director-Internal Audit & Risk Review at Citigroup Inc.	N/A	N/A

John Chiota 100 First Stamford Place, 5th Fl Stamford, CT 06902 Born 1968	Chief Anti-Money Laundering Compliance Officer	Since 2006	Vice President of Legg Mason & Co. or its predecessors (since 2004); Chief Anti-Money Laundering Compliance Officer of certain mutual funds associated with Legg Mason & Co. (since 2006); prior to August 2004, Chief Anti-Money Laundering Compliance Officer of TD Waterhouse	N/A	N/A

Robert I. Frenkel 300 First Stamford Place Stamford, CT 06902 Born 1954	Secretary and Chief Legal Officer	Since 2003	Managing Director and General Counsel of Global Mutual Funds for Legg Mason & Co. and its predecessors (since 2000); Secretary and Chief Legal Officer of certain mutual funds associated with Legg Mason & Co. (since 2003); formerly, Secretary of Citi Fund Management, Inc. (“CFM”) (2001 to 2004)	N/A	N/A

Thomas C. Mandia 300 First Stamford Place Stamford, CT 06902 Born 1962	Assistant Secretary	Since 2000	Managing Director and Deputy General Counsel of Legg Mason & Co. or its predecessors (since 1992); Assistant Secretary of certain mutual funds associated with LMPFA or its affiliates	N/A	NA
*	Each director and officer serves until his successor is elected and qualified.
**	Mr. Gerken and each officer of the fund is an “interested person” of the fund as defined in the 1940 Act because of their position with the manager and/or certain of its affiliates.

For the calendar year ended December 31, 2005, the directors beneficially owned equity securities of the fund they oversee within the dollar ranges presented in the table below:

Name of Director	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Director in Family of Investment Companies
Independent Directors
Dwight B. Crane
Burt N. Dorsett
Elliot S. Jaffe
Stephen E. Kaufman
Cornelius C. Rose, Jr.
Interested Director
R. Jay Gerken

As of December 31, 2005, none of the independent directors or his or her immediate family members owned beneficially or of record any securities of the manager, the subadvisers, or distributors of the fund, or in a person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with the manager, the subadvisers, or distributors of the fund.

The fund has an Audit Committee and a Nominating Committee. The members of the Audit Committee and the Nominating Committee consist of all the independent directors, namely Messrs. Crane, Dorsett, Jaffe, Kaufman and Rose.

The primary purposes of the Board’s Audit Committee are to assist the Board in fulfilling its responsibility for oversight of the integrity of the accounting, auditing and financial reporting practices of the fund, the qualifications and independence of the fund’s independent registered public accounting firm, and the fund’s compliance with legal and regulatory requirements. The Audit Committee reviews the scope of the fund’s audit, accounting and financial reporting policies and practices and internal controls. The Audit Committee approves, and recommends to the independent directors for their ratification, the selection, appointment, retention or termination of the fund’s independent registered public accounting firms. The Audit Committee also approves all audit and permissible non-audit services provided by the fund’s independent registered public accounting firms to its manager and any affiliated service providers if the engagement relates directly to the fund’s operations and financial reporting of the fund. During the most recent fiscal year, the Audit Committee met          times.

The Nominating Committee is responsible for, among other things, recommending candidates to fill vacancies on the Board. During the most recent fiscal year, the Nominating Committee met          times.

The Nominating Committee may consider nominees recommended by a shareholder. Shareholders who wish to recommend a nominee should send recommendations to the fund’s Secretary that include all information relating to such person that is required to be disclosed in solicitations of proxies for the election of directors. A recommendation must be accompanied by a written consent of the individual to stand for election if nominated by the Board and to serve if elected by the shareholders.

The Nominating Committee also identifies potential nominees through its network of contacts and may also engage, if it deems appropriate, a professional search firm. The Nominating Committee meets to discuss and consider such candidates’ qualifications and then chooses a candidate by majority vote. The Nominating Committee does not have specific, minimum qualifications for nominees, and none has established specific qualities or skills that it regards as necessary for one or more of the directors to possess (other than any qualities or skills that may be required by applicable law, regulation or listing standard). However, in evaluating a person as a potential nominee to serve as a director, the Nominating Committee may consider the following factors, among any others it may deem relevant:

•	whether or not the person is an “interested person,” as defined in the 1940 Act, and whether the person is otherwise qualified under applicable laws and regulations to serve as a director;

•	whether or not the person has any relationships that might impair his or her independence, such as any business, financial or family relationships with fund management, the investment adviser, service providers or their affiliates;

•	whether or not the person serves on boards of, or is otherwise affiliated with, competing financial service organizations or their related mutual fund complexes;

•	whether or not the person is willing to serve, and willing and able to commit the time necessary for the performance of the duties of a director;

•	the contribution which the person can make to the Board (or, if the person has previously served as director, the contribution which the person made to the Board during his or her previous term of service), with consideration being given to the person’s business and professional experience, education and such other factors as the Nominating Committee may consider relevant;

•	the character and integrity of the person; and

•	whether or not the selection and nomination of the person would be consistent with the requirements of the retirement policies of the fund.

In addition, the fund has a Compensation Committee chaired by Mr. Crane which is charged with establishing the appropriate compensation for the Board. During the most recent fiscal year, the Compensation Committee met          times.

The fund also has a Pricing Committee composed of the Chairman of the Board and one independent director which is charged with determining the fair value prices for securities when required. During the most recent fiscal year, the Pricing Committee met          times.

No officer, director, or employee of Legg Mason or any of its subsidiaries receives any compensation from the fund for serving as a director or officer of the fund. Each independent director receives an annual retainer of $50,000 for services as director. Mr. Crane receives an additional annual fee of $10,000 for his services as lead director. In addition, each independent director receives fees of $5,500 for each in-person and $100 for each telephonic meeting of the board attended by the director. The annual retainer and meeting fees are allocated among the funds for which each independent director serves on the basis of their average net assets. In addition, each independent director is reimbursed for expenses incurred in connection with attendance at board meetings. For the calendar year ended December 31, 2005, such expenses totaled $            .

The following table shows the compensation paid by the fund and by other Legg Mason Partners Mutual Funds of the Fund Complex to each director during the fiscal year ended July 31, 2006. The fund did not pay retirement benefits to its directors and officers during the fiscal year ended July 31, 2006.

Name of Person	Aggregate Compensation From Fund		Pension or Retirement Benefits Accrued As part of Fund Expenses	Total Compensation from Fund Complex		Number of Portfolios in Fund Complex Served by Director
Independent Directors
Dwight B. Crane(1)(2)	$		$0	$
Burt N. Dorsett(1)†	$		$0	$
Elliot S. Jaffe(1)	$		$0	$
Stephen E. Kaufman(1)	$		$0	$
Cornelius C. Rose, Jr.(1)	$		$0	$
Interested Director
R. Jay Gerken		$0	$0		$0

(1)	Designates an independent director and a member of the Audit Committee.
(2)	Designates the lead director.

†	Pursuant to a deferred compensation plan, Mr. Dorsett has elected to defer payment of the following amount of his compensation:

$     from the fund and $             from CAM Mutual Funds for the fiscal year ended July 31, 2006.

Until its termination as described below, an emeritus plan is available to directors. Under the plan, each director is required to change to emeritus status upon attainment of age 80. Directors emeritus are entitled to serve in emeritus status for a maximum of 10 years during which time they are paid 50% of the annual retainer fee and meeting fees otherwise applicable to the directors, together with reasonable out-of-pocket expenses for each meeting attended. Directors emeritus are permitted to attend meetings, but have no voting rights. Messrs. Herbert Barg, Martin Brody and Joseph McCann currently serve as directors emeritus under the emeritus plan. During the fund’s last fiscal year, aggregate compensation paid to directors emeritus was $            . The Board has voted to terminate the emeritus plan effective January 1, 2007, and to adopt the emeritus retirement plan for the purpose of providing the payments described below to current emeritus and retiring directors. Notwithstanding the termination of the plan, Messrs. Barg, Brody and McCann will be permitted to continue their emeritus service in accordance with the emeritus plan until the date on which Board directors elected in accordance with the joint proxy statement (filed on behalf of the fund in the third quarter of 2006) accept their elections and commence service as directors.

On June 28, 2006, the Board voted to establish a mandatory retirement age of 75 for current directors and 72 for future directors who do not currently oversee another fund within the Legg Mason Partners fund complex. Mr. Burt N. Dorsett, a current director who will attain age 75 prior to January 1, 2007, will retire on the date on which directors elected in accordance with the joint proxy statement (filed on behalf of the fund in the third quarter of 2006) accept their elections and commence service as directors. Two other directors, including Messrs. Stephen E. Kaufman and Cornelius C. Rose, Jr., have opted to retire on the same date. Mr. Elliot S. Jaffe, a current director who will attain the age of 80 prior to January 1, 2007, will retire as of December 31, 2006.

Each emeritus and retiring director will be entitled to receive under the emeritus retirement plan an aggregate benefit generally equal to the compensation the director would have received under the emeritus plan, discussed above, had the plan remained in effect. This benefit will be paid in quarterly installments unless a director elects to receive a lump sum payment calculated on a net present value basis. In addition, although Mr. Dwight B. Crane is nominated to continue to serve on the Board of the fund (as well of the Board of certain other funds in the Legg Mason Partners fund complex), the emeritus retirement plan provides for Mr. Crane to receive, in a lump sum payment (calculated on a net present value basis) or in quarterly installments, an aggregate benefit generally equal to the compensation he would have received under the emeritus plan discussed above, had the plan remained in effect, from the funds in the Legg Mason Partners fund complex that Mr. Crane will no longer oversee as a result of the proposed realignment of the existing fund boards. The aggregate benefit (calculated on a net present value basis) to which each emeritus or retiring director or Mr. Crane is entitled under the emeritus retirement plan from the funds in the Legg Mason Partners fund complex that have adopted the Emeritus Retirement Plan is set forth below.

Emeritus/Retiring Director	Aggregate Benefit (Net Present Value)

[To be updated by amendment.]

The fund will pay a pro rata share (based upon asset size) of the aggregate benefit to such emeritus or retiring director listed above (excluding Mr. Crane, who will receive such benefits form other funds in the Legg Mason Partners fund complex). Legg Mason or its affiliates

As of                     , 2006, the directors and officers of the fund as a group owned less than 1% of the outstanding shares of the fund.

To the knowledge of the fund, as of                     , 2006, the following shareholders or “groups” (as such term is defined in Section 13(d) of the Securities Exchange Act of 1934) owned beneficially or of record 5% or more of the shares of the following classes:

INVESTMENT MANAGEMENT AND OTHER SERVICES

Manager

LMPFA serves as investment manager to the fund pursuant to an investment management agreement (the “Management Agreement”) with the fund that was approved by the Board, including a majority of the Independent Directors, on June 29, 2006. LMPFA, with offices at 399 Park Avenue, New York, New York 10022, is a recently-organized investment adviser that has been formed to serve as the investment manager of the fund and other Legg Mason-sponsored funds. LMPFA is a wholly-owned subsidiary of Legg Mason. Legg Mason, whose principal executive offices are at 100 Light Street, Baltimore, Maryland 21202, is a financial services holding company. As of June 30, 2006, Legg Mason’s asset management operation had aggregate assets under management of approximately $ billion.

Under the Management Agreement, subject to the supervision and direction of the fund’s Board, the manager is delegated the responsibility of managing the fund’s portfolio in accordance with the fund’s stated investment objective and policies, making investment decisions for the fund and placing orders to purchase and sell securities. The manager also performs administrative and management services necessary for the operation of the fund, such as (i) supervising the overall administration of the fund, including negotiation of contracts and fees with and the monitoring of performance and billings of the fund’s transfer agent, shareholder servicing agents, custodian and other independent contractors or agents; (ii) providing certain compliance, fund accounting, regulatory reporting, and tax reporting services; (iii) preparing or participating in the preparation of Board materials, registration statements, proxy statements and reports and other communications to shareholders; (iv) maintaining the fund’s existence, and (v) maintaining the registration and qualification of the fund’s shares under federal and state laws.

The Management Agreement has an initial term ending November 30, 2007 and will continue in effect from year to year thereafter provided such continuance is specifically approved at least annually (a) by the fund’s Board or by a majority of the outstanding voting securities of the fund (as defined in the 1940 Act), and (b) in either event, by a majority of the Independent Directors with such Independent Directors casting votes in person at a meeting called for such purpose. The fund or the manager may terminate the Management Agreement on 60 days’ written notice without penalty. The Management Agreement will terminate automatically in the event of assignment (as defined in the 1940 Act).

The fund pays a management fee to LMPFA computed daily and paid monthly at the following annual rates of the fund’s average daily net assets: 0.65% of the value of the fund’s average daily net assets up to $500 million and 0.60% of the value of the fund’s average daily net assets in excess of $500 million. For the period from December 1, 2005 through July 31, 2006, the fund paid management fees to Smith Barney Fund Management, LLC (“SBFM”) under the same schedule.

Prior to December 1, 2005, the fund paid an investment advisory fee computed daily and paid monthly at the following annual rates of the fund’s average daily net assets: 0.45% of the value of the fund’s average daily net assets up to $500 million and 0.42% of the value of the fund’s average daily net assets in excess of $500 million. This fee is calculated daily and paid monthly.

Prior to December 1, 2005, the fund paid an administration fee computed daily and paid monthly at the following annual rates: 0.20% of the value of the fund’s average daily net assets up to $500 million and 0.18% of the net assets in excess of $500 million. This fee is calculated daily and paid monthly.

For the period from July 31, 2005 to November 30, 2005, the fund paid SBFM $             in advisory fees and $             in administration fees. For the period from December 1, 2005 to July 31, 2006, the fund paid $             in management fees to SBFM.

For the fiscal years ended July 31, 2004 and 2005, the fund paid SBFM the following advisory fees:

2005	$2,074,312
2004	$1,994,850

For the fiscal year ended July 31, 2005, the manager voluntarily waived investment advisory fees of $79,698.

For the fiscal years ended July 31, 2004 and 2005, the fund paid SBFM the following administration fees:

2005	$918,738
2004	$886,600

Subadvisers

Western Asset and Western Asset Limited perform the day-to-day portfolio management of the fund. Western Asset and Western Asset Limited are each wholly-owned subsidiaries of Legg Mason. Each subadviser serves as subadviser pursuant to a Sub-Advisory Agreement that was approved by the Board, including a majority of the independent directors on June 28, 2006.

Under each Sub-Advisory Agreement, subject to the supervision and direction of the Board and the manager, the subadvisers will manage the fund’s portfolio (or allocated portion thereof) in accordance with the fund’s stated investment objective(s) and policies, assist in supervising all aspects of the fund’s operations, make investment decisions for the fund, place orders to purchase and sell securities, and employ professional portfolio managers and securities analysts who provide research services to the fund.

Each Sub-Advisory Agreement has an initial term ending November 30, 2007 and will continue in effect from year to year thereafter provided such continuance is specifically approved at least annually (a) by the Board or by a majority of the outstanding voting securities of the fund (as defined in the 1940 Act), and (b) in either event, by a majority of the independent directors with such independent directors casting votes in person at a meeting called for such purpose. The Board or a majority of the outstanding voting securities of the fund (as defined in the 1940 Act) may terminate the Sub-Advisory Agreement on 60 days’ written notice without penalty. The manager or a subadviser may terminate a Sub-Advisory Agreement on 90 days’ written notice without penalty. Each Sub-Advisory Agreement will terminate automatically in the event of assignment (as defined in the 1940 Act).

As compensation for its sub-advisory services, the manager will pay to (i) Western Asset an annual fee equal to 70% of the management fee paid to LMPFA, net of expense waivers and reimbursements and (ii) Western Asset Limited an annual fee equal to 0.30% of the fund’s assets that are allocated to Western Asset Limited.

Since the Sub-Advisory Agreements went into effect on August 1, 2006, no fees were paid from the manager to any subadviser under the Sub-Advisory Agreements during any fund’s past three fiscal years.

Prior to August 1, 2006, Citigroup Asset Management Limited (“CAM LTD.”) served as subadviser to the fund.

For the fiscal year ended July 31, paid investment subadvisory fees to CAM Limited as follows:

2006	$
2005		$30,100

Independent Registered Public Accounting Firm

            , located at             , serves as the independent registered public accounting firm to examine and report on the fund’s financial statements for the fiscal year ending July 31, 2006.

Counsel

Willkie Farr & Gallagher LLP, 787 Seventh Avenue, New York, New York 10019-6099, serves as counsel to the fund.

Stroock & Stroock & Lavan LLP, 180 Maiden Lane, New York, New York, 10038-4982, serves as counsel to the fund’s independent directors.

Custodian and Transfer Agent

State Street Bank and Trust Company (“State Street”), 225 Franklin Street, Boston, Massachusetts 02110, serves as the custodian of the fund. State Street, among other things, maintains a custody account or accounts in the name of the fund; receives and delivers all assets for the fund upon purchase and upon sale or maturity; collects and receives all income and other payments and distributions on account of the assets of the fund; and makes disbursements on behalf of the fund. State Street neither determines the fund’s investment policies, nor decides which securities the fund will buy or sell. For its services, State Street receives a monthly fee based upon the daily average market value of securities held in custody and also receives securities transaction charges, including out-of-pocket expenses. The fund may also periodically enter into arrangements with other qualified custodians with respect to certain types of securities or other transactions such as repurchase agreements or derivatives transactions. State Street also acts as the fund’s securities lending agent and receives a share of the income generated by such activities.

PFPC Inc. (“PFPC” or “transfer agent”), located at P.O. Box 9699, Providence, Rhode Island 02940-9699, serves as the fund’s transfer agent. Under the transfer agency agreement, the transfer agent maintains the shareholder account records for the fund, handles certain communications between shareholders and the fund and distributes dividends and distributions payable by the fund. For these services, the transfer agent receives a monthly fee computed on the basis of the number of shareholder accounts it maintains for the fund during the month, and is reimbursed for out-of-pocket expenses. Prior to January 1, 2006, Citicorp Trust Bank, fsb (“CTB”) served as the fund’s transfer agent and PFPC served as the fund’s sub-transfer agent. During the year ended December 31, 2005, the fund paid transfer agent fees of $         to CTB.

Expenses

In addition to amounts payable under the Management Agreement and the Distribution Plans (as discussed below), the fund is responsible for its own expenses, including, among other things, interest; taxes; governmental fees; voluntary assessments and other expenses incurred in connection with membership in investment company organizations; organization costs of the fund; the cost (including brokerage commissions, transaction fees or charges, if any) in connection with the purchase or sale of the fund’s securities and other investments and any losses in connection therewith; fees and expenses of custodians, transfer agents, registrars, independent pricing vendors or other agents; legal expenses; loan commitment fees; expenses relating to share certificates; expenses relating to the issuing and redemption or repurchase of the fund’s shares and servicing shareholder accounts; expenses of registering and qualifying the fund’s shares for sale under applicable federal and state law; expenses of preparing, setting in print, printing and distributing prospectuses and statements of additional information and any supplements thereto, reports, proxy statements, notices and dividends to the fund’s shareholders; costs of stationery; website costs; costs of meetings of the Board or any committee thereof, meetings of shareholders and other meetings of the fund; Board fees; audit fees; travel expenses of officers, members of the Board and employees of the fund, if any; and the fund’s pro rata portion of premiums on any fidelity bond and other insurance covering the fund and its officers, Board members and employees; litigation expenses and any nonrecurring or extraordinary expenses as may arise, including, without limitation, those relating to actions, suits or proceedings to which the fund is a party and the legal obligation which the fund may have to indemnify the fund’s Board members and officers with respect thereto.

Code of Ethics.    Pursuant to Rule 17j-1 under the 1940 Act, the fund, its manager, the subadvisers, and the distributors each have adopted codes of ethics that permit their respective personnel to invest in securities for their own accounts, including securities that may be purchased or held by the fund. All personnel must place the interests of clients first and avoid activities, interests and relationships that might interfere with the duty to make decisions in the best interests of the clients. All personal securities transactions by employees must adhere to the requirements of the codes and must be conducted in such a manner as to avoid any actual or potential conflict of interest, the appearance of such a conflict, or the abuse of an employee’s position of trust and responsibility.

Copies of the Code of Ethics of the fund, its manager, subadvisers, and distributors are on file with the SEC.

Proxy Voting Guidelines and Procedures.    Although individual directors may not agree with particular policies or votes by a subadviser, the board has approved delegating proxy voting discretion to the subadvisers, believing that the subadvisers should be responsible for voting because it is a matter relating to the investment decision making process.

Attached as Appendix B is a summary of the guidelines and procedures that the fund uses to determine how to vote proxies relating to portfolio securities, including the procedures that the fund uses when a vote presents a conflict between the interests of fund shareholders, on the one hand, and those of a subadviser or any affiliated person of the fund or the subadviser, on the other. This summary of the guidelines gives a general indication as to how a subadviser will vote proxies relating to portfolio securities on each issue listed. However, the guidelines do not address all potential voting issues or the intricacies that may surround individual proxy votes. For that reason, there may be instances in which votes may vary from the guidelines presented. Notwithstanding the foregoing, each subadviser always endeavors to vote proxies relating to portfolio securities in accordance with the fund’s investment objectives.

Information on how the fund voted proxies relating to portfolio securities during the 12-month period ended June 30 and a description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling 1-800-451-2010, (2) on the fund’s website at http://www.LeggMason.com/InvestorServices and (3) on the SEC’s website at http://www.sec.gov.

PORTFOLIO MANAGER DISCLOSURE

Portfolio Manager

The following tables set forth certain additional information with respect to the fund’s portfolio manager. Unless noted otherwise, all information is provided as of July 31, 2006.

Other Accounts Managed by Portfolio Manager

The table below identifies the number of accounts (other than the fund with respect to which information is provided) for which he has day-to-day management responsibilities and the total assets in such accounts, within each of the following categories: registered investment companies, other pooled investment vehicles, and other accounts. No accounts had fees based on performance.

Portfolio Manager(s)	Registered Investment Companies, Pooled Investment Vehicles and Other Accounts
S. Kenneth Leech	[to be updated by amendment]
Stephen A. Walsh
Carl L. Eichsteadt
Edward A. Moody
Mark Lindbloom
Detlev Schlichter
Andres Sanchez-Balcazar

Investment professionals of the manager the subadvisers (collectively, “CAM”) receive base salary and other employee benefits and are eligible to receive incentive compensation. Base salary is typically determined based on market factors and the skill and experience of individual investment personnel.

CAM has implemented an investment management incentive and deferred compensation plan (the “Compensation Plan”) for its investment professionals, including the fund’s portfolio manager. Each investment professional works as a part of an investment team. The Compensation Plan is designed to align the objectives of CAM investment professionals with those of fund shareholders and other CAM clients. Under the Compensation Plan a “base incentive pool” is established for each team each year as a percentage of CAM’s revenue attributable to the team (largely management and related fees generated by funds and other accounts). A team’s revenues are typically expected to increase or decrease depending in part on the effect that the team’s investment performance has on the level of assets in the investment products managed by the team. The “base incentive pool” of a team is reduced by base salaries paid to members of the team and employee benefits expenses attributable to the team.

The investment team’s incentive pool is then adjusted to reflect the team’s pre-tax investment performance against the applicable product benchmark (e.g., a securities index and, with respect to a fund, generally the benchmark set forth in the fund’s prospectus to which the fund’s average annual total returns are compared) and its ranking among a “peer group” of non-CAM investment managers. Longer-term (5-year) performance will be more heavily weighted than shorter-term (1-year) performance in the calculation of the performance adjustment factor. The incentive pool for a team may also be adjusted to reflect other factors (e.g., severance pay to departing members of the team, and discretionary allocations by the applicable CAM chief investment officer from one investment team to another). The incentive pool will be allocated by the applicable CAM chief investment officer to the team leader and, based on the recommendations of the team leader, to the other members of the team.

With respect to the compensation of certain portfolio managers concurrently employed by the manager (or its affiliates) and Western Asset or Western Asset Limited, Western Asset’s compensation system assigns each employee a total compensation “target” and a respective cap, which are derived from annual market surveys that benchmark each role with their job function and peer universe. This method is designed to reward employees with total compensation reflective of the external market value of their skills, experience, and ability to produce desired results. Standard compensation includes competitive base salaries, generous employee benefits, and a retirement plan.

In addition, Western Asset employees are eligible for bonuses. These are structured to closely align the interests of employees with those of Western Asset’s, and are determined by the professional’s job function and performance as measured by a formal review process. All bonuses are completely discretionary. One of the principal factors considered is a portfolio manager’s investment performance versus appropriate peer groups and benchmarks. Because portfolio managers are generally responsible for multiple accounts (including the funds) with similar investment strategies, they are compensated on the performance of the aggregate group of similar accounts, rather than a specific account. A smaller portion of a bonus payment is derived from factors that include client service, business development, length of service to the investment manager, management or supervisory responsibilities, contributions to developing business strategy and overall contributions to Western Asset’s business.

Up to 20% of an investment professional’s annual incentive compensation is subject to deferral. Of that principal deferred award amount, 50% will accrue a return based on the hypothetical returns of the investment fund or product that is the primary focus of the investment professional’s business activities with the firm, and 50% may be received in the form of Legg Mason restricted stock shares.

Potential Conflicts of Interest

Potential conflicts of interest may arise when the fund’s portfolio manager also has day-to-day management responsibilities with respect to one or more other funds or other accounts, as is the case for the portfolio manager listed in the table above.

The manager, the subadvisers and the fund have adopted compliance polices and procedures that are designed to address various conflicts of interest that may arise for the manager and the individuals that it employs. For example, the manager and each subadviser seek to minimize the effects of competing interests for the time and attention of portfolio managers by assigning portfolio managers to manage funds and accounts that share a similar investment style. The manager and each subadviser have also adopted trade allocation procedures that are designed to facilitate the fair allocation of limited investment opportunities among multiple funds and accounts. There is no guarantee, however, that the policies and procedures adopted by the manager, each subadviser and the fund will be able to detect and/or prevent every situation in which an actual or potential conflict may appear. These potential conflicts include:

Allocation of Limited Time and Attention.    A portfolio manager who is responsible for managing multiple funds and/or accounts may devote unequal time and attention to the management of those funds and/or accounts. As a result, the portfolio manager may not be able to formulate as complete a strategy or identify equally attractive investment opportunities for each of those accounts as might be the case if he or she were to devote substantially more attention to the management of a single fund. The effects of this potential conflict may be more pronounced where funds and/or accounts overseen by a particular portfolio manager have different investment strategies.

Allocation of Limited Investment Opportunities.    If a portfolio manager identifies a limited investment opportunity that may be suitable for multiple funds and/or accounts, the opportunity may be allocated among these several funds or accounts, which may limit a fund’s ability to take full advantage of the investment opportunity.

Pursuit of Differing Strategies.    At times, a portfolio manager may determine that an investment opportunity may be appropriate for only some of the funds and/or accounts for which he or she exercises investment responsibility, or may decide that certain of the funds and/or accounts should take differing positions with respect to a particular security. In these cases, the portfolio manager may place separate transactions for one or more funds or accounts which may affect the market price of the security or the execution of the transaction, or both, to the detriment or benefit of one or more other funds and/or accounts.

Selection of Brokers/Dealers.    Portfolio managers may be able to select or influence the selection of the brokers and dealers that are used to execute securities transactions for the funds and/or accounts that they supervise. In addition to executing trades, some brokers and dealers provide portfolio managers with brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934), which may result in the payment of higher brokerage fees than might have otherwise been available. These services may be more beneficial to certain funds or accounts than to others. Although the payment of brokerage commissions is subject to the requirement that the portfolio manager determine in good faith that the commissions are reasonable in relation to the value of the brokerage and research services provided to the fund, a portfolio manager’s decision as to the selection of brokers and dealers could yield disproportionate costs and benefits among the funds and/or accounts that he or she manages.

Variation in Compensation.    A conflict of interest may arise where the financial or other benefits available to the portfolio manager differ among the funds and/or accounts that he or she manages. If the structure of the investment manager’s management fee and/or the portfolio manager’s compensation differs among funds and/or accounts (such as where certain funds or accounts pay higher management fees or performance-based management fees), the portfolio manager might be motivated to help certain funds and/or accounts over others. The portfolio manager might be motivated to favor funds and/or accounts in which he or she has an interest or in which the investment manager and/or its affiliates have interests. Similarly, the desire to maintain assets under management or to enhance the portfolio manager’s performance record or to derive other rewards, financial or otherwise, could influence the portfolio manager in affording preferential treatment to those funds and/or accounts that could most significantly benefit the portfolio manager.

Related Business Opportunities.    The investment manager or its affiliates may provide more services (such as distribution or recordkeeping) for some types of funds or accounts than for others. In such cases, a portfolio manager may benefit, either directly or indirectly, by devoting disproportionate attention to the management of fund and/or accounts that provide greater overall returns to the investment manager and its affiliates.

Portfolio Manager Securities Ownership

The table below identifies ownership of fund securities by the fund’s portfolio manager.

Portfolio Manager	Dollar Range of Ownership of Securities
S. Kenneth Leech	$

Stephen A. Walsh	$

Carl L. Eichsteadt	$

Edward A. Moody	$

Mark Lindbloom	$

Distributors

LMIS, a wholly-owned broker-dealer subsidiary of Legg Mason, located at 100 Light Street, Baltimore, Maryland 21202 and CGMI, an indirect wholly-owned subsidiary of Citigroup, located at 388 Greenwich Street, New York, New York 10013 serve as the fund’s distributors pursuant to separate written agreements or amendments to written agreements, in each case dated December 1, 2005 (the “distribution agreements”), which were approved by the Board and by a majority of the independent directors, casting votes in person at a meeting called for such purpose, on November 21, 2005. The distribution agreements went into effect on December 1, 2005. Prior to December 1, 2005, CGMI served as the fund’s distributor.

A distributor’s obligation is an agency or “best efforts” arrangement under which the distributor is required to take and pay only for such shares of the fund as may be sold to the public. A distributor is not obligated to sell any stated number of shares. Each distribution agreement is renewable from year to year if approved (a) by the directors or by a vote of a majority of the fund’s outstanding voting securities, and (b) by the affirmative vote of a majority of directors who are not parties to such agreement or interested persons of any party by votes cast in person at a meeting called for such purpose. Each distribution agreement provides that it will terminate if assigned, and that it may be terminated without penalty by either party on 60 days’ written notice.

LMIS and CGMI may be deemed to be underwriters for purposes of the 1933 Act. From time to time, LMIS and CGMI, or their affiliates may also pay for certain non-cash sales incentives.

Initial Sales Charges

The aggregate dollar amount of commissions on Class A and Class C shares received by LMIS and CGMI during the fiscal years ended July 31, 2004, 2005 and 2006 were as follows:

Class A Shares

	CGMI		LMIS
For the fiscal year ended July 31:
2006	$		$
2005		$31,000		n/a
2004		$64,000		n/a

Class C Shares

For the fiscal year ended July 31:
2006	$		$
2005		$0		n/a
2004		$7,000		n/a

Deferred Sales Charges

Class A Shares

	CGMI		LMIS
For the fiscal year ended July 31:
2006	$		$
2005		$6,000		n/a
2004		$0		n/a

Class B Shares

For the fiscal year ended July 31:
2006	$		$
2005		$58,000		n/a
2004		$107,000		n/a

Class C Shares

	CGMI		LMIS
For the fiscal year ended July 31:
2006	$		$
2005		$0		n/a
2004		$6,000		n/a

[When payment is made by the investor before the settlement date, unless otherwise noted by the investor, the funds will be held as a free credit balance in the investor’s brokerage account and CGMI may benefit from the temporary use of the funds. The fund’s board of directors has been advised of the benefits to CGMI resulting from these settlement procedures and will take such benefits into consideration when reviewing the Management and Distribution Agreements for continuance.]

Distribution Arrangements.    The fund has adopted a shareholder services and distribution plan (the “Distribution Plan”) pursuant to Rule 12b-1 under the 1940 Act with respect to its Class A, B, C and R shares. Under the Plan, the fund pays service and distribution fees to each of LMIS and CGMI for the services they provide and expenses they bear with respect to, as applicable, the distribution of Class A, B, C and R shares and providing services to Class A, B, C and R shareholders. The co-distributors will provide the fund’s board with periodic reports of amounts expended under the Plan and the purposes for which such expenditures were made. Under the Distribution Plan, the fund pays service fees, accrued daily and paid monthly, calculated at the annual rate of 0.25% of the value of the fund’s average daily net assets attributable to the Class A, B, C and R shares. In addition, the fund pays distribution fees with respect to the Class B, C, and R shares at the annual rate of 0.50%, 0.45%, and 0.25% respectively, of the value of the fund’s average daily net assets attributable to the shares of the respective class.

Prior to December 1, 2005, the fund paid service and distribution fees directly to CGMI.

Under its terms, the Distribution Plan continues from year to year, provided such continuance is approved annually by vote of the board, including a majority of the independent directors who have no direct or indirect financial interest in the operation of the Distribution plan. The Distribution Plan may not be amended to increase the amount to be spent for the services provided by a distributor without shareholder approval, and all amendments of the Distribution Plan must be approved by the directors in the manner described above. The Distribution Plan may be terminated with respect to a class at any time, without penalty, by vote of a majority of the independent directors or, with respect to any fund, by vote of a majority of the outstanding voting securities of the fund (as defined in the 1940 Act).

The following service and distribution fees were incurred during the periods indicated:

DISTRIBUTION PLAN FEES

	Year Ended 7/31/06	Year Ended 7/31/05	Year Ended 7/31/04
Class A	$	$511,374	$590,537
Class B	$	$158,113	$220,745
Class C	$	$72,660	$97,002

As Class R shares are newly offered as of the date of this SAI, no fees were paid under the Distribution plan with respect to those share classes for the periods shown above.

CGMI and LMIS incurred distribution expenses for advertising, printing and mailing prospectuses, support services and overhead expenses, to financial consultants and for accruals of interest on the excess of CGMI and/or LMIS expenses incurred in the distribution of the fund’s shares over the sum of the distribution fees and deferred sales charges received by CGMI and/or LMIS as expressed in the following table:

Fiscal Year Ended July 31, 2005:	Financial Consultant Compensation	Branch Expense	Advertising Expense	Printing Expense	Interest Expense
Class A
Class B
Class C

PORTFOLIO TRANSACTIONS

Subject to policies as may be established by the fund’s Board from time to time, the subadvisers are primarily responsible for the fund’s portfolio decisions and the placing of the fund’s portfolio transactions.

Transactions on stock exchanges involve the payment of negotiated brokerage commissions. There is generally no stated commission in the case of securities traded in the over-the-counter market, but the price of those securities includes an undisclosed commission or mark-up. Over-the-counter purchases and sales are transacted directly with principal market makers except where it is believed that better prices and executions may be obtained elsewhere. The cost of securities purchased from underwriters includes an underwriting commission or concession, and the prices at which securities are purchased from and sold to dealers include a dealer’s mark-up or mark-down. The purchase by the fund of participations or assignments may be pursuant to privately negotiated transactions pursuant to which the fund may be required to pay fees to the seller or forego a portion of payments in respect of the participation agreement. The aggregate brokerage commissions paid by the fund for its three most recent fiscal years is set forth below under “Aggregate Brokerage Commissions Paid.” Pursuant to the Sub-Advisory Agreement, each subadviser is authorized to place orders pursuant to its investment determinations for the fund either directly with the issuer or with any broker or dealer, foreign currency dealer, futures commission merchant or others selected by it. The general policy of each subadviser in selecting brokers and dealers is to obtain the best results achievable in the context of a number of factors which are considered both in relation to individual trades and broader trading patterns, including the reliability of the broker-dealer, the competitiveness of the price and the commission, the research services received and whether the broker-dealer commits its own capital. In connection with a subadviser’s monitoring of its portfolio transactions for compliance with its policies, the subadviser utilize both an internal committee and a third party service provider.

In connection with the selection of such brokers or dealers and the placing of such orders, subject to applicable law, brokers or dealers may be selected who also provide brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934) to the fund and/or the other accounts over which a subadviser or its affiliates exercise investment discretion. Each subadviser is authorized to pay a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction for the fund which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if the subadviser determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services provided by such broker or dealer. This determination may be viewed in terms of either that particular transaction or the overall responsibilities that the subadviser and its affiliates have with respect to accounts over which they exercise investment discretion. A subadviser may also have arrangements with brokers pursuant to which such brokers provide research services to the subadviser in exchange for a certain volume of brokerage transactions to be executed by such brokers. While the payment of higher commissions increases the fund’s costs, the subadvisers do not believe that the receipt of such brokerage and research services significantly reduces its expenses as a subadviser, as applicable. Arrangements for the receipt of research services from brokers may create conflicts of interest.

Research services furnished to a subadviser by brokers who effect securities transactions for the fund may be used by the subadviser, as applicable, in servicing other investment companies and accounts which it manages. Similarly, research services furnished to a subadviser by brokers who effect securities transactions for other investment companies and accounts which the subadviser manages may be used by the subadviser in servicing the fund. Not all of these research services are used by a subadviser in managing any particular account, including the fund.

For the fiscal year ended July 31, 2006, the fund paid $ in commissions on brokerage transactions totaling $     directed to brokers because of research services provided.

The fund contemplates that, consistent with the policy of obtaining the best net results, brokerage transactions may be conducted through “affiliated broker/dealers,” as defined in the 1940 Act. The Board has adopted procedures in accordance with Rule 17e-1 promulgated under the 1940 Act to ensure that all brokerage commissions paid to such affiliates are reasonable and fair in the context of the market in which such affiliates operate. Any such compensation will be paid in accordance with applicable SEC regulations. Effective December 1, 2005, CGMI is no longer an affiliated person of the fund under the 1940 Act. As a result, the fund will be permitted to execute portfolio transactions with CGMI or an affiliate of CGMI as agent (but not as principal) without being subject to the restrictions applicable to transactions with affiliated persons.

Aggregate Brokerage Commissions Paid

The fund has paid the following in brokerage commissions for portfolio transactions:

Fiscal Year Ending July 31:	Total Brokerage Commissions:	Commissions Paid to CGMI and Affiliates	% of Total Brokerage Commissions Paid to CGMI and Affiliates	% of Total Dollar Amount of Transactions Involving Commissions Paid to CGMI and Affiliates
2004	$	$	$	$
2005	$	$	$	$
2006	$	$	$	$

As of December 1, 2005, LMIS became an affiliated person of the fund under the 1940 Act. [For the period December 1, 2005 though July 31, 2006, the fund did not pay any brokerage commissions to LMIS or its affiliates.]

In certain instances there may be securities that are suitable as an investment for the fund as well as for one or more of a subadviser’s other clients. Investment decisions for the fund and for a subadviser’s other clients are made with a view to achieving their respective investment objectives. It may develop that a particular security is bought or sold for only one client even though it might be held by, or bought or sold for, other clients. Likewise, a particular security may be bought for one or more clients when one or more clients are selling the same security. Some simultaneous transactions are inevitable when several clients receive investment advice from the same investment adviser, particularly when the same security is suitable for the investment objectives of more than one client. When two or more clients are simultaneously engaged in the purchase or sale of the same security, the securities are allocated among clients in a manner believed to be equitable to each. It is recognized that in some cases this system could adversely affect the price of or the size of the position obtainable in a security for the fund. When purchases or sales of the same security for the fund and for other portfolios managed by a subadviser occur contemporaneously, the purchase or sale orders may be aggregated in order to obtain any price advantages available to large volume purchases or sales.

For reporting purposes, the fund’s portfolio turnover rate is calculated by dividing the lesser of purchases or sales of portfolio securities for the fiscal year by the monthly average of the value of the portfolio securities owned by the fund during the fiscal year. In determining such portfolio turnover, all securities whose maturities at the time of acquisition were one year or less are excluded. A 100% portfolio turnover rate would occur, for example, if all of the securities in the fund’s investment portfolio (other than short-term money market securities) were replaced once during the fiscal year. Portfolio turnover will not be a limiting factor should a subadviser deem it advisable to purchase or sell securities.

Increased portfolio turnover necessarily results in correspondingly greater transaction costs which must be paid by the fund. To the extent portfolio trading results in realization of net short-term capital gains, shareholders will be taxed on such gains at ordinary tax rates (except shareholders who invest through individual retirement accounts (“IRAs”) and other retirement plans which are not taxed currently on accumulations in their accounts). The portfolio turnover rates for the fund fiscal years ended July 31, 2005 and 2006 were 2% and %, respectively.

At July 31, 2006, the fund held the following securities issued by its regular broker-dealers:

Issuer	Shares	Market Value

[To be updated by amendment]

Holdings of the securities of the fund’s regular brokers/dealers or of their parents that derive more than 15% of gross revenues from securities related activities as of July 31, 2006 are set forth below:

Name of Regular Broker or Dealer or Parent (Issuer)	Type of Security Owned D=debt E=equity	Value of any Securities Owned at end of current period
[To be updated by amendment]

PURCHASE OF SHARES

General

Investors may purchase shares from a Service Agent. In addition, certain investors, including retirement plans purchasing through certain Service Agents, may purchase shares directly from the fund. When purchasing shares of the fund, investors must specify whether the purchase is for Class A, B, C, R or I* shares. Service Agents may charge their customers an annual account maintenance fee in connection with a brokerage account through which an investor purchases or holds shares. Accounts held directly the transfer agent are not subject to a maintenance fee.

For additional information regarding applicable investment minimums and eligibility requirements, please see the fund’s prospectus.

There are no minimum investment requirements for Class A shares for: (i) current and retired board members of Legg Mason, Inc., (ii) current and retired board members of any fund advised by LMPFA (such board members, together with board members of Legg Mason, Inc., are referred to herein as “Board Members”), (iii) current employees of Legg Mason, Inc. and its subsidiaries, as well as (iv) by the ”immediate families” of such persons (“immediate families” are such person’s spouse, including the surviving spouse of a deceased Board Member, and children under the age of 21) and (v) by a pension, profit-sharing or other benefit plan for the benefit of such persons. The fund reserves the right to waive or change minimums, to decline any order to purchase its shares and to suspend the offering of shares from time to time.

*	As of November 20, 2006, Class Y Shares were renamed Class I Shares.

Share certificates for the fund will no longer be issued. If you currently hold share certificates of the fund, such certificates will continue to be honored.

Purchase orders received by the fund or a Service Agent prior to the close of regular trading on the NYSE on any day the fund calculates its net asset value are priced according to the net asset value determined on that day (the “trade date”). Orders received by a Service Agent prior to the close of regular trading on the NYSE on any day the fund calculates its net asset value are priced according to the net asset value determined on that day, provided the order is received by the fund’s agent prior to its close of business. For shares purchased through CGMI or a Service Agent purchasing through CGMI, payment for shares of the fund is normally due on the third business day after the trade date. In all other cases, payment must be made with the purchase order.

Systematic Investment Plan.    Shareholders may make additions to their accounts at any time by purchasing shares through a service known as the Systematic Investment Plan. Under the Systematic Investment Plan, a distributor or the transfer agent is authorized through preauthorized transfers of at least $25 on a monthly, quarterly, every alternate month, semi-annual or annual basis to charge the shareholder’s account held with a bank or other financial institution as indicated by the shareholder, to provide for systematic additions to the shareholder’s fund account. A shareholder who has insufficient funds to complete the transfer will be charged a fee of up to $25 by a distributor or the transfer agent. The Systematic Investment Plan also authorizes a distributor to apply cash held in the shareholder’s brokerage account or redeem the shareholder’s shares of a Smith Barney money market fund to make additions to the account. Additional information is available from the fund or a Service Agent.

Sales Charge Alternatives

The following Classes of shares are available for purchase. See the Prospectus for a discussion of who is eligible to purchase certain Classes and of factors to consider in selecting which Class of shares to purchase.

Class A Shares.    On and after November 20, 2006, Class A shares are sold to investors at the public offering price, which is the net asset value plus an initial sales charge as follows:

Amount of Investment	Sales Charge as a % of Offering Price+	Sales Charge as a % of Net Amount	Broker/Dealer Commission as a % of Offering Price
Less than $100,000	4.25	4.44	4.00
$100,000 but less than $250,000	3.50	3.63	3.00
$250,000 but less than $500,000	2.50	2.56	2.00
$500,000 but less than $750,000	2.00	2.04	1.60
$750,000 but less than $1 million	1.50	1.52	1.20
$1 million or more**	0	0	up to 1.00

*	A distributor may pay a commission of up to 1.00% to a Service Agent for purchase amounts of $1 million or more. In such cases, starting in the thirteenth month after purchase, the Service Agent will also receive an annual fee of up to 0.25% of the average daily net assets represented by the Class A shares held by its clients. Prior to the thirteenth month, the distributor will retain this fee. Where the Service Agent does not receive the payment of this commission, the Service Agent will instead receive the annual fee starting immediately after purchase. In certain cases, the Service Agent may receive both a payment of the commission and the annual fee starting immediately after purchase. As of November 20, 2006, the commission of up to 1.00% will no longer be paid to Service Agents for purchases by retirement plans with a direct omnibus relationship with the fund. However, for certain retirement plans that are permitted to purchase shares at net asset value on or after this date, the Service Agent will remain eligible to receive commissions on additional Class A shares that are purchased. Please contact your Service Agent for more information.

Members of the selling group may receive a portion of the sales charge as described above and may be deemed to be underwriters of the fund as defined in the 1933 Act. The reduced sales charges shown above apply to the aggregate of purchases of Class A shares of the fund made at one time by any “person,” which includes an individual and his or her spouse and children under the age of 21, or a trustee or other fiduciary of a single trust estate or single fiduciary account. For additional information regarding sales charge reductions, see “Sales Charge Waivers and Reductions” below.

Purchases of Class A shares of $1,000,000 or more will be made at net asset value without any initial sales charge, but will be subject to a deferred sales charge of 1.00% on redemption made within 12 months of purchase. The deferred sales charge is waived in the same circumstances in which the deferred sales charge applicable to Class B and C shares is waived. See “Deferred Sales Charge Provisions” and “Waivers of Deferred Sales Charge” below.

Class B and C Shares.    Class B and C shares are sold without an initial sales charge but are subject to a deferred sales charge payable upon certain redemptions. See “Deferred Sales Charge Provisions.”

Class R and I Shares.    Class R and I shares are sold at net asset value with no initial sales charge and no deferred sales charge upon redemption.

Sales Charge Waivers and Reductions

Initial Sales Charge Waivers. Purchases of Class A shares may be made at net asset value (“NAV”) without an initial sales charge in the following circumstances:

(a) sales to (i) current and retired board members of Legg Mason, Inc., (ii) current and retired board members of any fund advised by LMPFA (such board members, together with board members of Legg Mason, Inc., are referred to herein as “Board Members”), (iii) current employees of Legg Mason, Inc. and its subsidiaries, as well as (iv) by the ”immediate families” of such persons (“immediate families” are such person’s spouse, including the surviving spouse of a deceased Board Member, and children under the age of 21) and (v) by a pension, profit-sharing or other benefit plan for the benefit of such persons;

(b) sales to any employees of Service Agents having dealer, service or other selling agreements with the funds’ distributors or otherwise having an arrangement with any such Service Agent with respect to sales of fund shares, and by the immediate families of such persons or by a pension, profit-sharing or other benefit plan for the benefit of such persons (providing the purchase is made for investment purposes and such securities will not be resold except through redemption or repurchase);

(c) offers of Class A shares to any other investment company to effect the combination of such company with the fund by merger, acquisition of assets or otherwise;

(d) purchases by shareholders who have redeemed Class A shares in the fund (or Class A shares of another Legg Mason Partners Fund that is offered with a sales charge) and who wish to reinvest their redemption proceeds in the fund, provided the reinvestment is made within 60 calendar days of the redemption;

(e) purchases by accounts managed by registered investment advisory subsidiaries of Citigroup;

(f) purchases by certain separate accounts used to fund unregistered variable annuity contracts; and

(g) purchases by investors participating in “wrap fee” or asset allocation programs or other fee-based arrangements sponsored by (affiliated and non-affiliated) broker-dealers and other financial institutions that have entered into agreements with CGMI or LMIS.

In order to obtain such discounts, the purchaser must provide sufficient information at the time of purchase to permit verification that the purchase qualifies for the elimination of the sales charge.

All existing retirement plan shareholders who purchased Class A shares at NAV prior to November 20, 2006, are permitted to purchase additional Class A shares at NAV. Certain existing programs for current and prospective retirement plan investors sponsored by financial intermediaries approved by LMIS prior to November 20, 2006 will also remain eligible to purchase Class A shares at NAV.

Accumulation Privilege—Please see the fund’s prospectus for information regarding accumulation privileges.

Letter of Intent—helps you take advantage of breakpoints in Class A sales charges. You may purchase Class A shares of Legg Mason Partners funds over a 13-month period and pay the same sales charge, if any, as if all shares had been purchased at once. You have a choice of seven Asset Level Goal amounts, as follows:

(1) $25,000	(5) $500,000
(2) $50,000	(6) $750,000
(3) $100,000	(7) $1,000,000
(4) $250,000

Each time you make a Class A purchase under a Letter of Intent, you will be entitled to the sales charge that is applicable to the amount of your Asset Level Goal. For example, if your Asset Level Goal is $100,000, any Class A investments you make under a Letter of Intent would be subject to the sales charge of the specific fund you are investing in for purchases of $100,000. Sales charges and breakpoints vary among the Legg Mason Partners funds.

When you enter into a Letter of Intent, you agree to purchase in Eligible Accounts over a thirteen (13) month period Eligible Fund Purchases in an amount equal to the Asset Level Goal you have selected, less any Eligible Prior Purchases. For this purpose, shares are valued at the public offering price (including any sales charge paid) calculated as of the date of purchase, plus any appreciation in the value of the shares as of the date of calculation, except for Eligible Prior Purchases, which are valued at current value as of the date of calculation. Your commitment will be met if at any time during the 13-month period the value, as so determined, of eligible holdings is at least equal to your Asset Level Goal. All reinvested dividends and distributions on shares acquired under the Letter will be credited towards your Asset Level Goal. You may include any Eligible Fund Purchases towards the Letter, including shares of classes other than Class A shares. However, a Letter of Intent will not entitle you to a reduction in the sales charge payable on any shares other than Class A shares, and if the shares are subject to a deferred sales charge, you will still be subject to that deferred sales charge with respect to those shares. You must make reference to the Letter of Intent each time you make a purchase under the Letter.

Eligible Fund Purchases.    Generally, any shares of a Legg Mason Partners fund may be credited towards your Asset Level Goal. Shares of Smith Barney money market funds (except for money market fund shares acquired by exchange from other Legg Mason Partners funds), Legg Mason Partners S&P 500 Index Fund and Class O shares of Legg Mason Partners Equity Fund, Inc. are not eligible.

This list may change from time to time. Investors should check with their financial professional to see which funds may be eligible.

Eligible Accounts.    Purchases may be made through any account in your name, or in the name of your spouse or your children under the age of 21. You may need to provide certain records, such as account statements, in order to verify your eligibility for reduced sales charges. If you are purchasing through a Smith Barney Financial Advisor, or directly through PFPC, accounts held with other financial professionals are generally eligible, but you will be required to provide certain documentation, such as account statements, in order to include those assets. If you are purchasing through a financial professional other than a Smith Barney Financial Advisor, you should check with that financial professional to see which accounts may be combined.

Eligible Prior Purchases.    You may also credit towards your Asset Level Goal any Eligible Fund Purchases made in Eligible Accounts at any time prior to entering into the Letter of Intent that have not been sold or redeemed, based on the current price of those shares as of the date of calculation.

Backdating Letter.    You may establish a date for a Letter of Intent that is up to ninety (90) calendar days prior to the date you enter into the Letter. Any Eligible Fund Purchases in Eligible Accounts made during that period will count towards your Goal and will also be eligible for the lower sales charge applicable to your Asset Level Goal. You will be credited by way of additional shares at the current offering price for the difference between (a) the aggregate sales charges actually paid for those eligible shares and (b) the aggregate applicable sales charges for your Asset Level Goal.

Increasing the Amount of the Letter.    You may at any time increase your Asset Level Goal. You must, however, contact your financial professional, or if you purchase your shares directly through PFPC, contact PFPC, prior to making any purchases in an amount in excess of your current Asset Level Goal. Upon such an increase, you will be credited by way of additional shares at the then current offering price for the difference between: (a) the aggregate sales charges actually paid for shares already purchased under the Letter and (b) the aggregate applicable sales charges for the increased Asset Level Goal. The 13-month period during which the Asset Level Goal must be achieved will remain unchanged.

Sales and Exchanges.    Shares acquired pursuant to a Letter of Intent, other than Escrowed Shares as defined below, may be redeemed or exchanged at any time, although any shares that are redeemed prior to meeting your Asset Level Goal will no longer count towards meeting your Goal. However, complete liquidation of purchases made under a Letter of Intent prior to meeting the Asset Level Goal will result in the cancellation of the Letter. See “Failure to Meet Asset Level Goal” below. Exchanges in accordance with the fund’s prospectus are permitted, and shares so exchanged will continue to count towards your Asset Level Goal, as long as the exchange results in an Eligible Fund Purchase.

Cancellation of Letter.    You may cancel a Letter of Intent by notifying your financial professional in writing, or if you purchase your shares directly through PFPC, by notifying PFPC in writing. The Letter will be automatically cancelled if all shares are sold or redeemed as set forth above. See “Failure to Meet Asset Level Goal” below.

Escrowed Shares.    Shares equal in value to five percent (5%) of your Asset Level Goal as of the date your Letter (or the date of any increase in the amount of the Letter) is accepted, will be held in escrow during the term of your Letter. The Escrowed Shares will be included in the total shares owned as reflected in your account statement and any dividends and capital gains distributions applicable to the Escrowed Shares will be credited to your account and counted towards your Asset Level Goal or paid in cash upon request. The Escrowed Shares will be released from escrow if all the terms of your Letter are met.

Failure to Meet Asset Level Goal.    If the total assets under your Letter of Intent within its 13-month term are less than your Asset Level Goal or you elect to liquidate all of your holdings or cancel the Letter before reaching your Asset Level Goal, you will be liable for the difference between: (a) the sales charge actually paid and (b) the sales charge that would have applied if you had not entered into the Letter. You may, however, be entitled to any breakpoints that would have been available to you under the accumulation privilege. An appropriate number of shares in your account will be redeemed to realize the amount due. For these purposes, by entering into a Letter of Intent, you irrevocably appoint your financial professional, or if you purchase your shares directly through PFPC, PFPC, as your attorney-in-fact for the purposes of holding the Escrowed Shares and surrendering shares in your account for redemption. If there are insufficient assets in your account, you will be liable for the difference. Any Escrowed Shares remaining after such redemption will be released to your account.

Deferred Sales Charge Provisions

“Deferred sales charge shares” are: (a) Class B shares; (b) Class C shares; and (c) Class A shares that were purchased without an initial sales charge but are subject to a deferred sales charge. A deferred sales charge may be imposed on certain redemptions of these shares.

Any applicable deferred sales charge will be assessed on the net asset value at the time of purchase or redemption, whichever is less.

Class C shares and Class A shares that are deferred sales charge shares are subject to a 1.00% deferred sales charge if redeemed within 12 months of purchase. In circumstances in which the deferred sales charge is imposed on Class B shares, the amount of the charge will depend on the number of years since the shareholder made the purchase payment from which the amount is being redeemed. Solely for purposes of determining the number of years since a purchase payment, all purchase payments made during a month will be aggregated and deemed to have been made on the last day of the preceding statement month. The following table sets forth the rates of the charge for redemptions of Class B shares by shareholders.

Year Since Purchase Payment Was Made	deferred sales charge
First	4.50%
Second	4.00
Third	3.00
Fourth	2.00
Fifth	1.00
Sixth and thereafter	0.00

Class B shares will convert automatically to Class A shares approximately eight years after the date on which they were purchased and thereafter will no longer be subject to any distribution fees. There will also be converted at that time such proportion of Class B dividend shares (Class B shares that were acquired through the reinvestment of dividends and distributions) owned by the shareholders as the total number of his or her Class B shares converting at the time bears to the total number of outstanding Class B shares (other than Class B dividend shares) owned by the shareholder.

In determining the applicability of any deferred sales charge, it will be assumed that a redemption is made first of shares representing capital appreciation, next of shares representing the reinvestment of dividends and capital gain distributions, next of shares that are not subject to the deferred sales charge and finally of other shares held by the shareholder for the longest period of time. The length of time that deferred sales charge shares acquired through an exchange have been held will be calculated from the date the shares exchanged were initially acquired in one of the other Legg Mason Partners mutual funds. For federal income tax purposes, the amount of the deferred sales charge will reduce the gain or increase the loss, as the case may be, on the amount realized on redemption. LMIS receives deferred sales charges in partial consideration for the expenses in selling shares.

Waivers of Deferred Sales Charge

The deferred sales charge will be waived on: (a) exchanges (see “Exchange Privilege”); (b) automatic cash withdrawals in amounts equal to or less than 12.00% annually or 2.00% monthly of the shareholder’s account balance at the time the withdrawals commence (see “Automatic Cash Withdrawal Plan”); (c) redemptions of shares within 12 months following the death or disability (as defined in the Code) of the shareholder; (d) mandatory post-retirement distributions from retirement plans or IRAs commencing on or after attainment of age 70½ (except that shareholders who purchased shares subject to a deferred sales charge prior to May 13, 2005 will be “grandfathered” and will be eligible to obtain the waiver at age 59½ by demonstrating such eligibility at the time of redemption); (e) involuntary redemptions; (f) redemptions of shares to effect a combination of the fund with any investment company by merger, acquisition of assets or otherwise; (g) tax-free returns of an excess contribution to any retirement plan; and (h) certain redemptions of shares of a fund in connection with lump-sum or other distributions made by eligible retirement plans or redemption of shares by participants in certain “wrap fee” or asset allocation programs sponsored by broker-dealers and other financial institutions that have entered into agreements with a distributor or the manager.

As of November 20, 2006, the deferred sales charge will be waived on new Class C shares purchased by retirement plan omnibus accounts held on the books of a fund.

A shareholder who has redeemed shares from other Legg Mason Partners funds may, under certain circumstances, reinvest all or part of the redemption proceeds within 60 days and receive pro rata credit for any deferred sales charge imposed on the prior redemption.

Deferred sales charge waivers will be granted subject to confirmation by a distributor or the transfer agent of the shareholder’s status or holdings, as the case may be.

Grandfathered Retirement Program with Exchange Features

Retirement plan programs authorized by LMIS prior to November 20, 2006 (collectively, the “Grandfathered Retirement Program”) to offer eligible retirement plan investors the opportunity to exchange all of its Class C shares for Class A shares of the fund, are permitted to maintain such share class exchange feature for current and prospective retirement plan investors.

Class C shares may be purchased by plans investing less than $3 million under the Grandfathered Retirement Program. Class C shares are eligible to exchange into Class A shares not later than eight years after the plan joined the program. They are eligible for exchange in the following circumstances:

If, at the end of the fifth year after the date participating plan enrolled in the Grandfathered Retirement Program, a participating plan’s total Class C holdings in all non-money market Legg Mason Partners funds equal at least $3,000,000, the participating plan will be offered the opportunity to exchange all of its Class C shares for Class A shares of the fund. Such participating plans will be notified of the pending exchange in writing within 30 days after the fifth anniversary of the enrollment date and, unless the exchange offer has been rejected in writing, the exchange will occur on or about the 90th day after the fifth anniversary date. If the participating plan does not qualify for the five-year exchange to Class A shares, a review of the participating plan’s holdings will be performed each quarter until either the participating plan qualifies or the end of the eighth year.

Any participating plan that has not previously qualified for an exchange into Class A shares will be offered the opportunity to exchange all of its Class C shares for Class A shares of the same fund regardless of asset size at the end of the eighth year after the date the participating plan enrolled in the Grandfathered Retirement Program. Such plans will be notified of the pending exchange in writing approximately 60 days before the eighth anniversary of the enrollment date and, unless the exchange has been rejected in writing, the exchange will occur on or about the eighth anniversary date. Once an exchange has occurred, a participating plan will not be eligible to acquire additional Class C shares, but instead may acquire Class A shares of the same fund. Any Class C shares not converted will continue to be subject to the distribution fee.

For further information regarding this Program, contact your Service Agent or the transfer agent. Participating plans that enrolled in the Grandfathered Retirement Program prior to June 2, 2003 should contact the transfer agent for information regarding Class C exchange privileges applicable to their plan.

Determination of Public Offering Price

The fund offers its shares on a continuous basis. The public offering price for each class of shares of the fund is equal to the net asset value per share at the time of purchase, plus for Class A shares an initial sales charge based on the aggregate amount of the investment. A deferred sales charge, however, is imposed on certain redemptions of Class A, B and C shares.

Set forth below is an example of the method of computing the offering price of the Class A shares of the fund.

Class A (net asset value of $ plus 4.71% of net asset value per share)	$

REDEMPTION OF SHARES

The right of redemption may be suspended or the date of payment postponed (a) for any period during which the New York Stock Exchange (“NYSE”) is closed (other than for customary weekend and holiday closings), (b) when trading in the markets the fund normally utilizes is restricted, or an emergency exists, as determined by the SEC, so that disposal of the fund’s investments or determination of net asset value is not reasonably practicable or (c) for such other periods as the SEC by order may permit for protection of the fund’s shareholders.

If the shares to be redeemed were issued in certificate form, the certificates must be endorsed for transfer (or be accompanied by an endorsed stock power) and must be submitted to PFPC together with the redemption request. Any signature appearing on a share certificate, stock power or written redemption request in excess of $50,000 must be guaranteed by an eligible guarantor institution such as a domestic bank, savings and loan institution, domestic credit union, member bank of the Federal Reserve System or member firm of a national securities exchange. Written redemption requests of $50,000 or less do not require a signature guarantee unless more than one such redemption request is made in any 10-day period. Redemption proceeds will be mailed to an investor’s address of record. The transfer agent may require additional supporting documents for redemptions made by corporations, executors, administrators, trustees or guardians. A redemption request will not be deemed properly received until the transfer agent receives all required documents in proper form.

[If a shareholder holds shares in more than one Class, any request for redemption must specify the Class being redeemed. In the event of a failure to specify which Class, or if the investor owns fewer shares of the Class than specified, the redemption request will be delayed until the transfer agent receives further instructions. The redemption proceeds will be remitted on or before the seventh business day following receipt of proper tender, except on any days on which the NYSE is closed or as permitted under the 1940 Act, in extraordinary circumstances. Redemption proceeds for shares purchased by check, other than a certified or official bank check, will be remitted upon clearance of the check, which may take up to ten days. Each Service Agent is responsible for transmitting promptly orders for its customers.

The Service Agent may charge you a fee for executing your order. The amount and applicability of such a fee is determined and disclosed to its customers by each Service Agent.

The fund no longer issues share certificates. Outstanding share certificates will continue to be honored. If you hold share certificates, it will take longer to exchange or redeem shares.

Distribution in Kind

If the Board determines that it would be detrimental to the best interests of the remaining shareholders to make a redemption payment wholly in cash, the fund may pay, in accordance with SEC rules, any portion of a redemption in excess of the lesser of $250,000 or 1.00% of the fund’s net assets by a distribution in kind of fund securities in lieu of cash. If a redemption is paid in portfolio securities, such securities will be valued in accordance with the procedures describes under “Share Price” in the fund’s prospectus. Securities issued as a distribution in kind may incur brokerage commissions when shareholders subsequently sell those securities.

Automatic Cash Withdrawal Plan

An automatic cash withdrawal plan (the “Withdrawal Plan”) is available to shareholders as described in the prospectus. To the extent withdrawals under the Withdrawal Plan exceed dividends, distributions and appreciation of a shareholder’s investment in the fund, there will be a reduction in the value of the shareholder’s investment, and continued withdrawal payments may reduce the shareholder’s investment and ultimately exhaust it. Withdrawal payments should not be considered as income from investment in the fund. Furthermore, as it generally would not be advantageous to a shareholder to make additional investments in the fund at the same time he or she is participating in the Withdrawal Plan, purchases by such shareholder in amounts of less than $5,000 ordinarily will not be permitted. The Withdrawal Plan will be carried over on exchanges between Classes of the fund. All dividends and distributions on shares in the Withdrawal Plan are reinvested automatically at net asset value in additional shares of the fund.

Shareholders who wish to participate in the Withdrawal Plan and who hold their shares in certificate form must deposit their share certificates with the transfer agent as agent for Withdrawal Plan members. For additional information shareholders should contact their Service Agent. A shareholder who purchases shares directly through the transfer agent may continue to do so and applications for participation in the Withdrawal Plan must be received by the transfer agent no later than the eighth day of the month to be eligible for participation beginning with that month’s withdrawal.

Additional Information Regarding Telephone Redemption And Exchange Program

Neither the fund nor its agents will be liable for following instructions communicated by telephone that are reasonably believed to be genuine. The fund and its agents will employ procedures designed to verify the identity of the caller and legitimacy of instructions (for example, a shareholder’s name and account number will be required and phone calls may be recorded). The fund reserves the right to suspend, modify or discontinue the telephone redemption and exchange program or to impose a charge for this service at any time following at least 7 days’ prior notice to shareholders.

VALUATION OF SHARES

The net asset value per share of the fund’s Classes is calculated on each day, Monday through Friday, except days on which the NYSE is closed. The NYSE currently is scheduled to be closed on New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas, and on the preceding Friday or subsequent Monday when one of these holidays falls on a Saturday or Sunday, respectively. Because of the differences in distribution fees and Class-specific expenses, the per share net asset value of each Class will differ. Please see the prospectus for a description of the procedures used by the fund in valuing its assets.

EXCHANGE PRIVILEGE

General.    Except as noted below, shareholders of any of the Legg Mason Partners funds may exchange all or part of their shares for the same class of other Legg Mason Partners funds, to the extent such shares are offered for sale in the shareholder’s state of residence and provided the shareholder’s Service Agent is authorized to distribute shares of the fund, on the basis of relative net asset value per share at the time of exchange.

Exchanges (other than exchanges through a systematic exchange plan) of Class A, B, C and R shares are subject to minimum investment requirements and all shares are subject to the other requirements of the fund into which exchanges are made.

The exchange privilege enables shareholders to acquire shares of the same Class in a fund with different investment objectives when they believe that a shift between funds is an appropriate investment decision. This privilege is available to shareholders residing in any state in which the fund shares being acquired may legally be sold. Prior to any exchange, the shareholder should obtain and review a copy of the current prospectus of each fund into which an exchange is being considered. Prospectuses may be obtained from a Service Agent.

Upon receipt of proper instructions and all necessary supporting documents, shares submitted for exchange are redeemed at the then-current net asset value, and the proceeds are immediately invested, at a price as described above, in shares of the fund being acquired. The distributors reserve the right to reject any exchange request. The exchange privilege may be modified or terminated at any time after written notice to shareholders.

Class A, R and I Exchanges.     Class A, R and I shareholders of the fund who wish to exchange all or a portion of their shares for shares of the respective class in another fund may do so without imposition of any charge.

Class B Exchanges.     Class B shares of the fund may be exchanged for other Class B shares without a deferred sales charge. Upon an exchange, the new Class B shares will be deemed to have been purchased on the same date as the Class B shares of the fund that have been exchanged.

Class C Exchanges.    Class C shares of the fund may be exchanged for other Class C shares without a deferred sales charge. Upon an exchange, the new Class C shares will be deemed to have been purchased on the same date as the Class C shares of the fund that have been exchanged. Certain retirement plan programs with exchange features in effect prior to November 20, 2006, as approved by LMIS, will remain eligible for exchange from Class C shares to Class A shares in accordance with the program terms. See “Grandfathered Retirement Programs” for additional information.

Additional Information Regarding the Exchange Privilege

The fund is not designed to provide investors with a means of speculation on short-term market movements. A pattern of frequent exchanges by investors can be disruptive to efficient portfolio management and, consequently, can be detrimental to the fund and its shareholders. See “Frequent Purchases and Redemptions of Fund Shares” in the prospectus.

During times of drastic economic or market conditions, the fund may suspend the exchange privilege temporarily without notice and treat exchange requests based on their separate components—redemption orders with a simultaneous request to purchase the other fund’s shares. In such a case, the redemption request would be processed at the fund’s next determined net asset value but the purchase order would be effective only at the net asset value next determined after the fund being purchased formally accepts the order, which may result in the purchase being delayed.

Certain shareholders may be able to exchange shares by telephone. See the fund’s prospectus for additional information. Exchanges will be processed at the net asset value next determined. Redemption procedures discussed above are also applicable for exchanging shares, and exchanges will be made upon receipt of all supporting documents in proper form. If the account registration of the shares of the fund being acquired is identical to the registration of the shares of the fund exchanged, no signature guarantee is required.

This exchange privilege may be modified or terminated at any time, and is available only in those jurisdictions where such exchanges legally may be made. Before making any exchange, shareholders should contact the transfer agent or, if they hold fund shares through service agents, their Service Agents to obtain more information and prospectuses of the funds to be acquired through the exchange. An exchange is treated as a sale of the shares exchanged and could result in taxable gain or loss to the shareholder making the exchange.

DIVIDENDS, DISTRIBUTIONS AND TAXES

Dividends and Distributions

The fund’s policy is to distribute its net investment income monthly and net realized capital gains, if any, annually. The fund may also pay additional dividends shortly before December 31 from certain amounts of undistributed ordinary earnings and realized capital gains, in order to avoid a federal excise tax liability.

If a shareholder does not otherwise instruct, dividends and capital gains distributions will be reinvested automatically in additional shares of the same Class at net asset value, subject to no sales charge or deferred sales charge. A shareholder may change the option at any time by notifying his or her Service Agent. Shareholders whose accounts are held directly at the transfer agent should notify the transfer agent in writing, requesting a change to this reinvestment option.

Dividends on a class of shares of the fund may be lower than another class of shares as a result of different expenses with respect to the classes. Distributions of capital gains, if any, will be in the same amount for each class of shares.

Taxes

The following is a summary of certain material U.S. federal income tax considerations regarding the purchase, ownership and disposition of shares of the fund by U.S. persons. This summary does not address all of the potential U.S. federal income tax consequences that may be applicable to the fund or to all categories of investors, some of which may be subject to special tax rules. Each prospective shareholder is urged to consult his own tax adviser with respect to the specific federal, state, local and foreign tax consequences of investing in the fund. The summary is based on the laws in effect on the date of this SAI and existing judicial and administrative interpretations thereof, all of which are subject to change, possibly with retroactive effect.

The Fund and Its Investments

The fund intends to continue to qualify to be treated as a regulated investment company each taxable year under the Code. To so qualify, the fund must, among other things: (a) derive at least 90% of its gross income in each taxable year from dividends, interest, payments with respect to securities loans, and gains from the sale or other disposition of stock or securities or foreign currencies, other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies or net income derived from interests in “qualified publicly traded partnerships” (i.e., partnerships that are traded on an established securities market or tradable on a secondary market, other than partnerships that derives 90% of their income from interest, dividends, capital gains, and other traditional permitted mutual fund income); and (b) diversify its holdings so that, at the end of each quarter of the fund’s taxable year, (i) at least 50% of the market value of the fund’s assets is represented by cash, securities of other regulated investment companies, U.S. government securities and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the fund’s assets and not greater than 10% of the outstanding voting securities of such issuer and (ii) not more than 25% of the value of its assets is invested in the securities (other than U.S. government securities or securities of other regulated investment companies) of any one issuer, any two or more issuers that the fund controls and which are determined to be engaged in the same or similar trades or businesses or related trades or businesses or in the securities of one or more qualified publicly traded partnerships. The fund expects that all of its foreign currency gains will be directly related to its principal business of investing in stocks and securities.

A fund’s investments in partnerships, including in qualified publicly traded partnerships, may result in that fund being subject to state, local or foreign income, franchise or withholding tax liabilities.

As a regulated company, the fund will not be subject to U.S. federal income tax on the portion of its taxable investment income and capital gains that it distributes to its shareholders, provided that it satisfies a minimum distribution requirement. To satisfy the minimum distribution requirement, the fund must distribute to its shareholders at least the sum of (i) 90% of its “investment company taxable income” (i.e., income other than its net realized long-term capital gain over its net realized short-term capital loss), plus or minus certain adjustments, and (ii) 90% of its net tax-exempt income for the taxable year. The fund will be subject to income tax at regular corporation rates on any taxable income or gains that it does not distribute to its shareholders.

[To be updated by amendment]

On July 31, 2005, the unused capital loss carryforwards of the fund were approximately $17,450,000. For federal income tax purposes, these amounts are available to be applied against the fund’s future realized capital gains that are realized prior to the expiration of applicable carryforwards, if any. The carryforwards expire as follows:

	July 31, 2008	July 31, 2009	July 31, 2011	July 31, 2012	July 31, 2013
Carryforward Amount	$14,114,000	$941,000	$718,000	$1,414,000	$263,000

The Code imposes a 4% nondeductible excise tax on the fund to the extent it does not distribute by the end of any calendar year at least the sum of (i) 98% of its net investment income for that year and (ii) 98% of its capital gain net income (both long-term and short-term) for the one-year period ending, as a general rule, on October 31 of that year. For this purpose, however, any income or capital gain net income gain retained by the fund that is subject to corporate income tax will be considered to have been distributed by year-end. In addition, the minimum amounts that must be distributed in any year to avoid the excise tax will be increased or decreased to reflect any underdistribution or overdistribution, as the case may be, from the previous year. The fund anticipates it will pay such dividends and will make such distributions as are necessary in order to avoid the application of this tax.

If, in any taxable year, the fund fails to qualify as a regulated investment company under the Code or fails to meet the distribution requirement, it will be taxed in the same manner as an ordinary corporation and distributions to its shareholders will not be deductible by the fund in computing its taxable income. In addition, in the event of a failure to qualify, the fund’s distributions, to the extent derived from the fund’s current or accumulated earnings and profits, will constitute dividends (eligible for the corporate dividends-received deduction), which are taxable to shareholders as ordinary income, even though those distributions might otherwise (at least in part) have been treated in the shareholders’ hands as long-term capital gains. If the fund fails to qualify as a regulated investment company in any year, it must pay out its earnings and profits accumulated in that year in order to qualify again as a regulated investment company. In addition, if the fund failed to qualify as a regulated investment company for a period greater than two taxable years, the fund might be required to recognize any net built-in gains with respect to certain of its assets (the excess of the aggregate gains, including items of income, over aggregate losses that would have been realized if it had been liquidated) in order to qualify as a regulated investment company in a subsequent year.

The fund’s transactions in zero coupon securities, forward contracts, options and futures contracts to the extent permitted will be subject to special provisions of the Code (including provisions relating to “hedging transactions” and “straddles”) that, among other things, may affect the character of gains and losses realized by the fund (i.e., may affect whether gains or losses are ordinary or capital), accelerate recognition of income to the fund and defer fund losses. These rules could therefore affect the character, amount and timing of distributions to shareholders. These provisions also (a) will require the fund to mark-to-market certain types of positions in its portfolio (i.e., treat them as if they were closed out at the end of each year) and (b) may cause the fund to recognize income without receiving cash with which to pay dividends or make distributions in amounts necessary to satisfy the distribution requirements for avoiding income and excise taxes. The fund will monitor its transactions, will make the appropriate tax elections and will make the appropriate entries in its books and records when it acquires any zero coupon securities, forward contract, option, futures contract or hedged investment in order to mitigate the effect of these rules and prevent disqualification of the fund as a regulated investment company.

The fund’s investment in so called “section 1256 contracts,” such as regulated futures contracts, most forward currency forward contracts traded in the interbank market and, to the extent permitted, options in stock indices are subject to special tax rules. All section 1256 contracts held by the fund at the end of its taxable year are required to be marked to their market value, and any unrealized gain or loss on those positions will be included in the fund’s income as if each position had been sold for its fair market value at the end of the taxable year. The resulting gain or loss will be combined with any gain or loss realized by the fund from positions in section 1256 contracts closed during the taxable year. Provided such positions were held as capital assets and were not part of a “hedging transaction” nor part of a “straddle,” 60% of the resulting net gain or loss will be treated as long-term capital gain or loss, and 40% of such net gain or loss will be treated as short-term capital gain or loss, regardless of the period of time the positions were actually held by the fund.

As a result of entering into swap contracts, a fund may make or receive periodic net payments. A fund may also make or receive a payment when a swap is terminated prior to maturity through an assignment of the swap or other closing transaction. Periodic net payments will generally constitute ordinary income or deductions, while termination of a swap will generally result in capital gain or loss (which will be a long-term capital gain or loss if the fund has been a party to the swap for more than one year).

Taxation of U.S. Shareholders

Dividends and Distributions.    Dividends and other distributions by the fund are generally treated under the Code as received by the shareholders at the time the dividend or distribution is made. However, any dividend declared by the fund in October, November or December of any calendar year and payable to shareholders of record on a specified date in such a month shall be deemed to have been received by each shareholder on December 31 of such calendar year and to have been paid by the fund not later than such December 31, provided such dividend is actually paid by the fund during January of the following calendar year.

The fund intends to distribute annually to its shareholders substantially all of its investment company taxable income and any net realized long-term capital gains in excess of net realized short-term capital losses (including any capital loss carryovers). However, if the fund retains for investment an amount equal to all or a portion of its net long-term capital gains in excess of its net short-term capital losses and capital loss carryovers, it will be subject to a corporate tax (currently at a rate of 35%) on the amount retained. In that event, the fund will designate such retained amounts as undistributed capital gains in a notice to its shareholders who (a) will be required to include in income for United Stares federal income tax purposes, as long-term capital gains, their proportionate shares of the undistributed amount, (b) will be entitled to credit their proportionate shares of the 35% tax paid by the fund on the undistributed amount against their U.S. federal income tax liabilities, if any, and to claim refunds to the extent their credits exceed their liabilities, if any, and (c) will be entitled to increase their tax basis, for U.S. federal income tax purposes, in their shares by an amount equal to 65% of the amount of undistributed capital gains included in the shareholder’s income. Organizations or persons not subject to U.S. federal income tax on such capital gains will be entitled to a refund of their pro rata share of such taxes paid by the fund upon filing appropriate returns or claims for refund with the Internal Revenue Service (the “IRS”).

Dividends of net investment income and distributions of net realized short-term capital gains are taxable to a shareholder as ordinary income, whether paid in cash or in shares. Distributions of net-long-term capital gains, if any, that the fund designates as capital gains dividends are taxable as long-term capital gains, whether paid in cash or in shares and regardless of how long a shareholder has held shares of the fund. Distributions in excess of the fund’s current and accumulated earnings and profits will, as to each shareholder, be treated as a tax-free return of capital to the extent of a shareholder’s basis in his shares of the fund, and as a capital gain thereafter (if the shareholder holds his shares of the fund as capital assets). None of the fund’s dividends will be eligible for the corporate dividends received deduction or for treatment as “qualified dividend income” for purposes of taxation at long-term capital gains rates.

Shareholders receiving dividends or distributions in the form of additional shares should be treated for U.S. federal income tax purposes as receiving a distribution in an amount equal to the amount of money that the shareholders receiving cash dividends or distributions will receive, and should have a cost basis in the shares received equal to such amount.

Investors considering buying shares just prior to a dividend or capital gain distribution should be aware that, although the price of shares just purchased at that time may reflect the amount of the forthcoming distribution, such dividend or distribution may nevertheless be taxable to them.

If the fund is the holder of record of any stock on the record date for any dividends payable with respect to such stock, such dividends are included in the fund’s gross income not as of the date received but as of the later of (a) the date such stock became ex-dividend with respect to such dividends (i.e., the date on which a buyer of the stock would not be entitled to receive the declared, but unpaid, dividends) or (b) the date the fund acquired such stock. Accordingly, in order to satisfy its income distribution requirements, the fund may be required to pay dividends based on anticipated earnings, and shareholders may receive dividends in an earlier year than would otherwise be the case.

Sales of Shares.    Upon the sale or exchange of his shares, a shareholder will realize a taxable gain or loss equal to the difference between the amount realized and his or her basis in the shares. A redemption of shares by the fund will be treated as a sale for this purpose. Such gain or loss will be treated as capital gain or loss if the shares are capital assets in the shareholder’s hands, and will be long-term capital gain or loss if the shares are held for more than one year and short-term capital gain or loss if the shares are held for one year or less. Any loss realized on a sale or exchange will be disallowed to the extent the shares disposed of are replaced, including replacement through the reinvesting of dividends and capital gains distributions in the fund, within a 61-day period beginning 30 days before and ending 30 days after the disposition of the shares. In such a case, the basis of the shares acquired will be increased to reflect the disallowed loss. Any loss realized by a shareholder on the sale of a fund share held by the shareholder for six months or less will be treated for U.S. federal income tax purposes as a long-term capital loss to the extent of any distributions or deemed distributions of long-term capital gains received by the shareholder with respect to such share. If a shareholder incurs a sales charge in acquiring shares of the fund, disposes of those shares within 90 days and then acquires shares in a mutual fund for which the otherwise applicable sales charge is reduced by reason of a reinvestment right (e.g., an exchange privilege), the original sales charge will not be taken into account in computing gain/loss on the original shares to the extent the subsequent sales charge is reduced. Instead, the disregarded portion of the original sales charge will be added to the tax basis in the newly acquired shares. Furthermore, the same rule also applies to a disposition of the newly acquired shares made within 90 days of the second acquisition. This provision prevents a shareholder from immediately deducting the sales charge by shifting his or her investment in a family of mutual funds.

Backup Withholding.    The fund may be required to withhold, for U.S. federal income tax purposes, a portion of the dividends, distributions and redemption proceeds payable to shareholders who fail to provide the fund with their correct taxpayer identification number or to make required certifications, or who have been notified by the IRS that they are subject to backup withholding. Certain shareholders are exempt from backup withholding. Backup withholding is not an additional tax and any amount withheld may be credited against a shareholder’s U.S. federal income tax liabilities.

Notices.    Shareholders will receive, if appropriate, various written notices after the close of the fund’s taxable year regarding the U.S. federal income tax status of certain dividends, distributions and deemed distributions that were paid (or that are treated as having been paid) by the fund to its shareholders during the preceding taxable year.

Other Taxation.    Distributions also may be subject to state, local and foreign taxes depending on each shareholder’s particular situation.

If a shareholder recognizes a loss with respect to the fund’s shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the IRS a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a regulated investment company are not excepted. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.

Non-U.S. Shareholders

Dividends by the fund paid to non-U.S. shareholders are generally subject to withholding tax at a 30% rate or a reduced rate specified by an applicable income tax treaty to the extent derived from investment income and short-term capital gains. In order to obtain a reduced rate of withholding, a non-U.S. shareholder will be required to provide an IRS Form W-8BEN certifying its entitlement to benefits under a treaty. The withholding tax does not apply to regular dividends paid to a non-U.S. shareholder who provides a Form W-8ECI, certifying that the dividends are effectively connected with the non-U.S. shareholder’s conduct of a trade or business within the United States. Instead, the effectively connected dividends will be subject to regular U.S. income tax as if the non-U.S. shareholder were a U.S. shareholder. A non-U.S. corporation receiving effectively connected dividends may also be subject to additional “branch profits tax” imposed at a rate of 30% (or a lower treaty rate). A non-U.S. shareholder who fails to provide an IRS Form W-8BEN or other applicable form may be subject to backup withholding at the appropriate rate.

In general, United States federal withholding tax will not apply to any gain or income realized by a non-U.S. shareholder in respect of any distributions of net long-term capital gains over net short-term capital losses, exempt-interest dividends or upon the sale or other disposition of shares of the fund.

For taxable years beginning before January 1, 2008, properly-designated dividends are generally exempt from United States federal withholding tax where they (i) are paid in respect of the fund’s “qualified net interest income” (generally, the fund’s U.S. source interest income, other than certain contingent interest and interest from obligations of a corporation or partnership in which the fund is at least a 10% shareholder, reduced by expenses that are allocable to such income) and (ii) are paid in respect of the fund’s “qualified short-term capital gains” (generally, the excess of the fund’s net short-term capital gain over the fund’s long-term capital loss for such taxable year). However, depending on its circumstances, the fund may designate all, some or none of its potentially eligible dividends as such qualified net interest income or as qualified short-term capital gains, and/or treat such dividends, in whole or in part, as ineligible for this exemption from withholding. In order to qualify for this exemption from withholding, a non-U.S. shareholder will need to comply with applicable certification requirements relating to its non-U.S. status (including, in general, furnishing an IRS Form W-8BEN or substitute Form).

The foregoing is only a summary of certain material U.S. federal income tax consequences affecting the fund and its shareholders. Prospective shareholders are advised to consult their own tax advisers with respect to the particular federal, state, local and foreign tax consequences to them of an investment in the fund.

ADDITIONAL INFORMATION

Legal Matters

Beginning in June 2004, class action lawsuits alleging violations of the federal securities laws were filed against Citigroup Global Markets Inc. (“CGMI”) and a number of its then affiliates, including SBFM and SaBAM, which were then investment adviser or manager to certain of the Funds (the “Managers”), substantially all of the mutual funds then managed by the Managers (the “Defendant Funds”), and Board Members of the Defendant Funds (collectively, the “Defendants”). The complaints alleged, among other things, that CGMI created various undisclosed incentives for its brokers to sell Smith Barney and Salomon Brothers funds. In addition, according to the complaints, the Managers caused the Defendant Funds to pay excessive brokerage commissions to CGMI for steering clients towards proprietary funds. The complaints also alleged that the defendants breached their fiduciary duty to the Defendant Funds by improperly charging Rule 12b-1 fees and by drawing on fund assets to make undisclosed payments of soft dollars and excessive brokerage commissions. The complaints also alleged that the Defendant Funds failed to adequately disclose certain of the allegedly wrongful conduct. The complaints sought injunctive relief and compensatory and punitive damages, rescission of the Defendant Funds’ contracts with the Managers, recovery of all fees paid to the Managers pursuant to such contracts and an award of attorneys’ fees and litigation expenses.

On December 15, 2004, a consolidated amended complaint (the “Complaint”) was filed alleging substantially similar causes of action. On May 27, 2005, all of the Defendants filed motions to dismiss the Complaint. On July 26, 2006, the court issued a decision and order (1) finding that plaintiffs lacked standing to sue on behalf of the shareholders of the Funds in which none of the plaintiffs had invested and dismissing those Funds from the case (although stating that they could be brought back into the case if standing as to them could be established), and (2) other than one stayed claim, dismissing all of the causes of action against the remaining Defendants, with prejudice, except for the cause of action under Section 36(b) of the Investment Company Act, which the court granted plaintiffs leave to replead as a derivative claim.

Additional lawsuits arising out of these circumstances and presenting similar allegations and requests for relief may be filed against the Defendant Funds in the future.

On May 31, 2005, the Securities and Exchange Commission (the “SEC”) issued an order in connection with the settlement of an administrative proceeding against SBFM, the then-investment adviser or manager to certain of the Funds and CGMI, relating to the appointment of an affiliated transfer agent for the Smith Barney family of mutual funds (the “Affected Funds”).

The SEC order finds that SBFM and CGMI willfully violated Section 206(1) of the Investment Advisers Act of 1940, as amended, and the rules promulgated thereunder (the “Advisers Act”). Specifically, the order finds that SBFM and CGMI knowingly or recklessly failed to disclose to the boards of the Affected Funds in 1999 when proposing a new transfer agent arrangement with an affiliated transfer agent that: First Data Investors Services Group (“First Data”), the Affected Funds’ then-existing transfer agent, had offered to continue as transfer agent and do the same work for substantially less money than before; and that Citigroup Asset Management (“CAM”), the Citigroup business unit that, at the time, included the Affected Funds’ investment manager and other investment advisory companies, had entered into a side letter with First Data under which CAM agreed to recommend the appointment of First Data as sub-transfer agent to the affiliated transfer agent in exchange, among other things, for a guarantee by First Data of specified amounts of asset management and investment banking fees to CAM and CGMI. The order also finds that SBFM and CGMI willfully violated Section 206(2) of the Advisers Act by virtue of the omissions discussed above and other misrepresentations and omissions in the materials provided to the Affected Funds’ boards, including the failure to make clear that the affiliated transfer agent would earn a high profit for performing limited functions while First Data continued to perform almost all of the transfer agent functions, and the suggestion that the proposed arrangement was in the Affected Funds’ best interests and that no viable alternatives existed.

SBFM and CGMI do not admit or deny any wrongdoing or liability. The settlement does not establish wrongdoing or liability for purposes of any other proceeding.

The SEC censured SBFM and CGMI and ordered them to cease and desist from violations of Sections 206(1) and 206(2) of the Advisers Act. The order required Citigroup to pay $208.1 million, including $109 million in disgorgement of profits, $19.1 million in interest, and a civil money penalty of $80 million. Approximately $24.4 million has already been paid to the Affected Funds, primarily through fee waivers. The remaining $183.7 million, including the penalty, has been paid to the U.S. Treasury and will be distributed pursuant to a plan submitted for the approval of the SEC. At this time, there is no certainty as to how the above described proceeds of the settlement will be distributed, to whom such distributions will be made, the methodology by which such distributions will be allocated, and when such distributions will be made. The order also required that transfer agency fees received from the Affected Funds since December 1, 2004, less certain expenses, be placed in escrow and provided that a portion of such fees might be subsequently distributed in accordance with the terms of the order. On April 3, 2006, an aggregate amount of approximately $9 million held in escrow was distributed to the Affected Funds.

The order required SBFM to recommend a new transfer agent contract to the Fund boards within 180 days of the entry of the order; if a Citigroup affiliate submitted a proposal to serve as transfer agent or sub-transfer agent, SBFM and CGMI would have been required, at their expense, to engage an independent monitor to oversee a competitive bidding process. On November 21, 2005, and within the specified timeframe, the Affected Funds’ Boards selected a new transfer agent for the Affected Funds. No Citigroup affiliate submitted a proposal to serve as transfer agent. Under the order, SBFM also must comply with an amended version of a vendor policy that Citigroup instituted in August 2004.

Although there can be no assurance, SBFM does not believe that this matter will have a material adverse effect on the Affected Funds.

On December 1, 2005, Citigroup completed the sale of substantially all of its global asset management business, including SBFM, to Legg Mason.

The foregoing speaks only as of the date of this SAI. Additional lawsuits presenting allegations and requests for relief arising out of or in connection with any of the foregoing matters may be filed against these and related parties in the future.

Fund History.    The fund was incorporated on June 15, 1984 under the name Shearson Government Mortgage Income Fund Inc. On October 14, 1994, the fund changed its name to Smith Barney Managed Governments Fund Inc. On March 18, 2005, the fund changed its name to Smith Barney Core Plus Bond Fund Inc. On April 7, 2006, the fund changed its name to Legg Mason Partners Core Plus Bond Fund, Inc.

Voting Rights.    The fund does not hold annual shareholder meetings. There normally will be no meeting of shareholders for the purpose of electing directors unless and until such time as less than a majority of the directors holding office have been elected by shareholders. The directors will call a meeting for any purpose upon written request of shareholders holding at least 10% of the fund’s outstanding shares and the fund will assist shareholders in calling such a meeting as required by the 1940 Act. When matters are submitted for shareholder vote, shareholders of each Class will have one vote for each full share owned and a proportionate fractional vote for any fractional share held of that Class. Generally, shares of the fund will be voted on a fund-wide basis on all matters except matters affecting only the interests of one or more of the classes.

Annual and semi-annual reports.    The fund sends its shareholders a semi-annual report and an audited annual report, which include listings of the investment securities held by the fund at the end of the period covered. In an effort to reduce the fund’s printing and mailing costs, the fund plans to consolidate the mailing of its semi-annual and annual reports by household. This consolidation means that a household having multiple accounts with the identical address of record will receive a single copy of each report. Shareholders who do not want this consolidation to apply to their accounts should contact their Service Agent or the transfer agent.

Proposed Changes

The fund’s board has approved a number of initiatives designed to streamline and restructure the fund complex and the fund is seeking shareholder approval for those initiatives where shareholder approval is required. If certain of these matters are approved by the shareholders entitled to vote on the matters, the fund will become a series of a Maryland business trust and will be governed by a board of trustees, rather than a board of directors.

A Maryland business trust is an unincorporated business association that is established under, and governed by, Maryland law. Maryland law provides a statutory framework for the powers, duties, rights and obligations of the trustees and shareholders of the business trust, while the more specific powers, duties, rights and obligations of the trustees and the shareholders are determined by the trustees as set forth in the trust’s declaration of trust. Some of the more significant provisions of the trust’s declaration are described below.

Shareholder Voting.    The declaration provides for shareholder voting as required by the 1940 Act or other applicable laws but otherwise permits, consistent with Maryland law, actions by the trustees without seeking the consent of shareholders. The trustees may, without shareholder approval, amend the declaration or authorize the merger or consolidation of the trust into another trust or entity, reorganize the trust, or any series or class into another trust or entity or a series or class of another entity, sell all or substantially all of the assets of the trust or any series or class to another entity, or a series or class of another entity, or terminate the trust or any series or class.

The fund is not require to hold an annual meeting of shareholders, but the fund will call special meetings of shareholders whenever required by the 1940 Act or by the terms of the declaration. The declaration provides for “dollar-weighted voting” which means that a shareholder’s voting power is determined, not by the number of shares he or she owns, but by the dollar value of those shares determined on the record date. All shareholders of all series and classes of the trust vote together, except where required by the 1940 Act to vote separately by series or by class, or when the trustees have determined that a matter affects only the interests of one or more series or classes of shares.

Election and Removal of Trustees.    The declaration provides that the trustees may establish the number of trustees and that vacancies on the board may be filled by the remaining trustees, except when election of trustees by the shareholders is required under the 1940 Act. Trustees are then elected by a plurality of votes cast by shareholders at a meeting at which a quorum is present. The declaration also provides that a mandatory retirement age may be set by action of two-thirds of the trustees and that trustees may be removed, with or without cause, by a vote of shareholders holding two-thirds of the voting power of the trust, or by a vote of two-thirds of the remaining trustees. The provisions of the declaration relating to the election and removal of trustees may not be amended without the approval of two-thirds of the trustees.

Amendments to the Declaration.    The trustees are authorized to amend the declaration without the vote of shareholders, but no amendment may be made that impairs the exemption from personal liability granted in the declaration to persons who are or have been shareholders, trustees, officers or, employees of the trust or that limit the rights to indemnification or insurance provided in the declaration with respect to actions or omissions of persons entitled to indemnification under the declaration prior to the amendment.

Issuance and Redemption of Shares.    The fund may issue an unlimited number of shares for such consideration and on such terms as the trustees may determine. Shareholders are not entitled to any appraisal, preemptive, conversion, exchange or similar rights, except as the trustees may determine. The fund may involuntarily redeem a shareholder’s shares upon certain conditions as may be determined by the trustees, including, for example, if the shareholder fails to provide the fund with identification required by law, or if the fund is unable to verify the information received from the shareholder. Additionally, as discussed below, shares may be redeemed in connection with the closing of small accounts.

Disclosure of Shareholder Holdings.    The declaration specifically requires shareholders, upon demand, to disclose to the fund information with respect to the direct and indirect ownership of shares in order to comply with various laws or regulations, and the fund may disclose such ownership if required by law or regulation.

Small Accounts. The declaration provides that the fund may close out a shareholder’s account by redeeming all of the shares in the account if the account falls below a minimum account size (which may vary by class) that may be set by the trustees from time to time. Alternately, the declaration permits the fund to assess a fee for small accounts (which may vary by class) and redeem shares in the account to cover such fees, or convert the shares into another share class that is geared to smaller accounts.

Series and Classes.    The declaration provides that the trustees may establish series and classes in addition to those currently established and to determine the rights and preferences, limitations and restrictions, including qualifications for ownership, conversion and exchange features, minimum purchase and account size, expenses and charges, and other features of the series and classes. The trustees may change any of those features, terminate any series or class, combine series with other series in the trust, combine one or more classes of a series with another class in that series or convert the shares of one class into another class.

Each share of the fund, as a series of the trust, represents an interest in the fund only and not in the assets of any other series of the trust.

Shareholder, Trustee and Officer Liability.    The declaration provides that shareholders are not personally liable for the obligations of the fund and requires the fund to indemnify a shareholder against any loss or expense arising from any such liability. In addition, the fund will assume the defense of any claim against a shareholder for personal liability at the request of the shareholder. The declaration further provides that a trustee acting in his or her capacity of trustee is not personally liable to any person other than the trust or its shareholders, for any act, omission, or obligation of the trust. Further, a trustee is held to the same standard of conduct as a director of a Maryland corporation. This requires that a trustee perform his or her duties in good faith and in a manner he or she reasonably believes to be in the best interests of the trust or a series thereof, and with the care that an ordinarily prudent person in a like position would use under similar circumstances. The declaration also permits the limitation of a trustee’s liability to the full extent provided under Maryland law. Under current Maryland law, a trustee is liable to the trust or its shareholders for monetary damages only (a) to the extent that it is proved that he or she actually received an improper benefit or profit in money, property, or services or (b) to the extent that a judgment or other final adjudication adverse to the trustee is entered in a proceeding based on a finding in the proceeding that the trustee’s action, or failure to act, was the result of active and deliberate dishonesty and was material to the cause of action adjudicated in the proceeding. The declaration requires the trust to indemnify any persons who are or who have been trustees, officers or employees of the trust for any liability for actions or failure to act except to the extent prohibited by applicable federal law. In making any determination as to whether any person is entitled to the advancement of expenses in connection with a claim for which indemnification is sought, such person is entitled to a rebuttable presumption that he or she did not engage in conduct for which indemnification is not available.

The declaration provides that any trustee who serves as chair of the board or of a committee of the board, lead independent trustee, or audit committee financial expert, or in any other similar capacity will not be subject to any greater standard of care or liability because of such position.

Derivative Actions.    The declaration provides a detailed process for the bringing of derivative actions by shareholders in order to permit legitimate inquiries and claims while avoiding the time, expense, distraction, and other harm that can be caused to the fund or its shareholders as a result of spurious shareholder demands and derivative actions. Prior to bringing a derivative action, a demand by three unrelated shareholders must first be made on the fund’s trustees. The declaration details various information, certifications, undertakings and acknowledgements that must be included in the demand. Following receipt of the demand, the trustees have a period of 90 days, which may be extended by an additional 60 days, to consider the demand. If a majority of the trustees who are considered independent for the purposes of considering the demand determine that maintaining the suit would not be in the best interests of the fund, the trustees are required to reject the demand and the complaining shareholders may not proceed with the derivative action unless the shareholders are able to sustain the burden of proof to a court that the decision of the trustees not to pursue the requested action was not a good faith exercise of their business judgment on behalf of the fund. The declaration further provides that shareholders owning shares representing at least 5% of the voting power of the affected fund must join in bringing the derivative action. If a demand is rejected, the complaining shareholders will be responsible for the costs and expenses (including attorneys’ fees) incurred by the fund in connection with the consideration of the demand, if in the judgment of the independent trustees, the demand was made without reasonable cause or for an improper purpose. If a derivative action is brought in violation of the declaration, the shareholders bringing the action may be responsible for the fund’s costs, including attorneys’ fees.

The declaration further provides that the fund shall be responsible for payment of attorneys’ fees and legal expenses incurred by a complaining shareholder only if required by law, and any attorneys’ fees that the fund is obligated to pay shall be calculated using reasonable hourly rates. The declaration also requires that actions by shareholders against the fund be brought only in federal court in Baltimore, Maryland, or if not permitted to be brought in federal court, then in state court in Baltimore, Maryland, and that the right to jury trial be waived to the full extent permitted by law.

FINANCIAL STATEMENTS

The fund’s audited financial statements for the fiscal year ended July 31, 2006 (filed on                      EDGAR Accession Number                             ) are incorporated into this Statement of Additional Information by reference in their entirety.

APPENDIX A

RATINGS ON DEBT OBLIGATIONS

Moody’s Investors Service, Inc. (“Moody’s”)

Aaa

Bonds that are rated “Aaa” are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as “gilt edge.” Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa

Bonds that are rated “Aa” are judged to be of high quality by all standards. Together with the “Aaa” group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in “Aaa” securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present that make the long term risks appear somewhat larger than in “Aaa” securities.

A

Bonds that are rated “A” possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present that suggest a susceptibility to impairment sometime in the future.

Baa

Bonds that are rated “Baa” are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba

Bonds that are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B

Bonds that are rated B generally lack characteristics of desirable investments. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa

Bonds that are rated Caa are of poor standing. These issues may be in default or present elements of danger may exist with respect to principal or interest.

Ca

Bonds that are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked short-comings.

C

Bonds that are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Moody’s applies the numerical modifiers 1, 2 and 3 in each generic rating classification from Aa through B. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

The Standard & Poor’s Division of The McGraw-Hill Companies, Inc. (“Standard & Poor’s”)

AAA

Debt rated “AAA” has the highest rating assigned by Standard & Poor’s. Capacity to pay interest and repay principal is extremely strong.

AA

Debt rated “AA” has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in small degree.

A

Debt rated “A” has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB

Debt rated “BBB” is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

BB, B, CCC and CC

Bonds rated “BB”, “B”, “CCC” and “CC” are regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. “BB” represents a lower degree of speculation than “B” and “CC” the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

C

The rating C is reserved for income bonds on which no interest is being paid.

D

Bonds rated “D” are in default, and payment of interest and/or repayment of principal is in arrears.

Standard & Poor’s letter ratings may be modified by the addition of a plus or a minus sign, which is used to show relative standing within the major rating categories, except in the AAA category.

A-2

COMMERCIAL PAPER RATINGS

Moody’s

Issuers rated “Prime-1” (or related supporting institutions) have a superior capacity for repayment of short-term promissory obligations. Prime-1 repayment capacity will normally be evidenced by the following characteristics: leading market positions in well-established industries; high rates of return on funds employed; conservative capitalization structures with moderate reliance on debt and ample asset protection; broad margins in earnings coverage of fixed financial charges and high internal cash generation; well-established access to a range of financial markets and assured sources of alternate liquidity. Issuers rated “Prime-2” (or related supporting institutions) have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

Standard & Poor’s

A-1

This designation indicates that the degree of safety regarding timely payment is either overwhelming or very strong. Those issues determined to possess overwhelming safety characteristics will be denoted with a plus (+) sign designation.

Capacity for timely payment on issues with this designation is strong. However, the relative degree of safety is not as high as for issues designated A-1.

APPENDIX B

PROXY VOTING GUIDELINES & PROCEDURES SUMMARY

The following is a brief overview of the Proxy Voting Policies and Procedures (the “Policies”) that the manager and the subadviser operate under in order to seek to ensure that CAM votes proxies relating to equity securities in the best interest of clients.

CAM(1) votes proxies for each client account with respect to which it has been authorized to vote proxies. In voting proxies, CAM is guided by general fiduciary principles and seeks to act prudently and solely in the best interest of clients. CAM attempts to consider all factors that could affect the value of the investment and will vote proxies in the manner that it believes will be consistent with efforts to maximize shareholder values. CAM may utilize an external service provider to provide it with information and/or a recommendation with regard to proxy votes. However, the CAM adviser (business unit) continues to retain responsibility for the proxy vote.

In the case of a proxy issue for which there is a stated position in the Policies, CAM generally votes in accordance with such stated position. In the case of a proxy issue for which there is a list of factors set forth in the Policies that CAM considers in voting on such issue, CAM votes on a case-by-case basis in accordance with the general principles set forth above and considering such enumerated factors. In the case of a proxy issue for which there is no stated position or list of factors that CAM considers in voting on such issue, CAM votes on a case-by-case basis in accordance with the general principles set forth above. Issues for which there is a stated position set forth in the Policies or for which there is a list of factors set forth in the Policies that CAM considers in voting on such issues fall into a variety of categories, including election of directors, ratification of auditors, proxy and tender offer defenses, capital structure issues, executive and director compensation, mergers and corporate restructurings, and social and environmental issues. The stated position on an issue set forth in the Policies can always be superseded, subject to the duty to act solely in the best interest of the beneficial owners of accounts, by the investment management professionals responsible for the account whose shares are being voted. Issues applicable to a particular industry may cause CAM to abandon a policy that would have otherwise applied to issuers generally. As a result of the independent investment advisory services provided by distinct CAM business units, there may be occasions when different business units or different portfolio managers within the same business unit vote differently on the same issue. A CAM business unit or investment team (e.g. CAM’s Social Awareness Investment team) may adopt proxy voting policies that supplement these policies and procedures. In addition, in the case of Taft-Hartley clients, CAM will comply with a client direction to vote proxies in accordance with Institutional Shareholder Services’ (ISS) PVS Voting Guidelines, which ISS represents to be fully consistent with AFL-CIO guidelines.

In furtherance of CAM’s goal to vote proxies in the best interest of clients, CAM follows procedures designed to identify and address material conflicts that may arise between CAM’s interests and those of its clients before voting proxies on behalf of such clients. To seek to identify conflicts of interest, CAM periodically notifies CAM employees in writing that they are under an obligation (i) to be aware of the potential for conflicts of interest on the part of CAM with respect to voting proxies on behalf of client accounts both as a result of their

[1]	Citigroup Asset Management (“CAM”) comprises ClearBridge Advisors, LLC, Salomon Brothers Asset Management Inc, Smith Barney Fund Management LLC, and other affiliated investment advisory firms, including the manager. On December 1, 2005, Citigroup Inc. (“Citigroup”) sold substantially all of its worldwide asset management business, Citigroup Asset Management, to Legg Mason, Inc. (“Legg Mason”). As part of this transaction, ClearBridge Advisors, LLC, Salomon Brothers Asset Management Inc and Smith Barney Fund Management LLC became wholly-owned subsidiaries of Legg Mason. Under a licensing agreement between Citigroup and Legg Mason, the names of ClearBridge Advisors, LLC, Salomon Brothers Asset Management Inc, Smith Barney Fund Management LLC and their affiliated advisory entities, as well as all logos, trademarks, and service marks related to Citigroup or any of its affiliates (“Citi Marks”) are licensed for use by Legg Mason. Citi Marks include, but are not limited to, “Citigroup Asset Management,” “Salomon Brothers Asset Management” and “CAM”. All Citi Marks are owned by Citigroup, and are licensed for use until no later than one year after the date of the licensing agreement. Legg Mason and its subsidiaries, including ClearBridge Advisors, LLC, Salomon Brothers Asset Management Inc, and Smith Barney Fund Management LLC are not affiliated with Citigroup.

B-1

personal relationships and due to special circumstances that may arise during the conduct of CAM’s business, and (ii) to bring conflicts of interest of which they become aware to the attention of CAM’s compliance personnel. CAM also maintains and considers a list of significant CAM relationships that could present a conflict of interest for CAM in voting proxies. CAM is also sensitive to the fact that a significant, publicized relationship between an issuer and a non-CAM Legg Mason affiliate might appear to the public to influence the manner in which CAM decides to vote a proxy with respect to such issuer. Absent special circumstances or a significant, publicized non-CAM Legg Mason affiliate relationship that CAM for prudential reasons treats as a potential conflict of interest because such relationship might appear to the public to influence the manner in which CAM decides to vote a proxy, CAM generally takes the position that relationships between a non-CAM Legg Mason affiliate and an issuer (e.g. investment management relationship between an issuer and a non-CAM Legg Mason affiliate) do not present a conflict of interest for CAM in voting proxies with respect to such issuer. Such position is based on the fact that CAM is operated as an independent business unit from other Legg Mason business units as well as on the existence of information barriers between CAM and certain other Legg Mason business units.

CAM maintains a Proxy Voting Committee to review and address conflicts of interest brought to its attention by CAM compliance personnel. A proxy issue that will be voted in accordance with a stated CAM position on such issue or in accordance with the recommendation of an independent third party is not brought to the attention of the Proxy Voting Committee for a conflict of interest review because CAM’s position is that to the extent a conflict of interest issue exists, it is resolved by voting in accordance with a pre-determined policy or in accordance with the recommendation of an independent third party. With respect to a conflict of interest brought to its attention, the Proxy Voting Committee first determines whether such conflict of interest is material. A conflict of interest is considered material to the extent that it is determined that such conflict is likely to influence, or appear to influence, CAM’s decision-making in voting proxies. If it is determined by the Proxy Voting Committee that a conflict of interest is not material, CAM may vote proxies notwithstanding the existence of the conflict.

If it is determined by the Proxy Voting Committee that a conflict of interest is material, the Proxy Voting Committee is responsible for determining an appropriate method to resolve such conflict of interest before the proxy affected by the conflict of interest is voted. Such determination is based on the particular facts and circumstances, including the importance of the proxy issue and the nature of the conflict of interest.

B-2

LEGG MASON PARTNERS CORE PLUS BOND FUND INC.

November 28, 2005

LEGG MASON PARTNERS CORE PLUS BOND FUND INC.

125 Broad Street

New York, New York 10004

PART C-Other Information

Item 23. Exhibits

Unless otherwise noted, all references are to the Registrant’s initial registration statement on Form N-1A (the “Registration Statement”) as filed with the Securities and Exchange Commission (“SEC”) on June 29, 1984 (File Nos. 2-91948 and 811-4061).

(a)(1) Registrant’s Articles of Incorporation dated June 18, 1984 are incorporated herein by reference to the Registration Statement.

(2) Form of Articles of Amendment to Articles of Incorporation dated August 20, 1984, May 20, 1988, November 4, 1992, November 19, 1992, July 30, 1993 and October 14, 1994 and November 7, 1994, respectively, are incorporated herein by reference to Post-Effective Amendment No. 20 to the Registration Statement filed on November 7, 1994 (“Post-Effective Amendment No. 20”).

(3) Articles of Amendment to Articles of Incorporation dated June 1, 1998, are incorporated herein by reference to Post-Effective Amendment No. 25 to the Registration Statement filed on November 27, 1998 (“Post-Effective Amendment No. 25”).

(4) Articles of Amendment to Articles of Incorporation dated April 29, 2004 are incorporated herein by reference to Post-Effective Amendment No. 32 to the Registration Statement filed on November 24, 2004 (“Post-Effective Amendment No. 32”).

(5) Articles of Amendment to Articles of Incorporation dated March 18, 2005 are incorporated herein by reference to Post-Effective Amendment No. 35 to the Registration Statement filed on March 18, 2005 (“Post-Effective Amendment No. 35”).

(6) Articles of Amendment to Articles of Incorporation dated April 7, 2006 to be filed by amendment.

(b) Amended and Restated By-Laws are Incorporated herein by reference to Post-Effective Amendment No. 31 to the Registration Statement filed on November 25, 2003 (“Post-Effective Amendment No. 31”).

(c)(1) Registrant’s form of stock certificate for Class A shares is incorporated herein by reference to Pre-Effective Amendment No. 1 to the Registration Statement filed on August 8, 1985.

(2) Registrant’s form of stock certificate for Class B shares is incorporated herein by reference to Post-Effective Amendment No. 13 to the Registration Statement filed on October 23, 1992 (“Post-Effective Amendment No. 13”).

(d)(1) Investment Advisory Agreement dated July 30, 1993 between the Registrant and Greenwich Street Advisors is incorporated herein by reference to Post-Effective Amendment No. 16 to the Registration Statement filed on September 30, 1993.

(2) Form of Transfer of Investment Advisory Agreement dated as of November 7, 1994, among Registrant, Mutual Management Corp. and Smith Barney Fund Management LLC (“SBFM”) is incorporated herein by reference to Post Effective Amendment No. 21 to the Registration Statement filed on November 30, 1995.

(3) Amended Investment Advisory Agreement dated March 18, 2005 is incorporated herein by reference to Post-Effective Amendment No. 35.

(4) Subadvisory Agreement with Citigroup Asset Management Limited (“CAM Ltd.”), dated March 18, 2005 is incorporated herein by reference to Post-Effective Amendment No. 35.

(5) Management Agreement between the Registrant and SBFM dated December 1, 2006 is filed herewith.

(6) Management Agreement between the Registrant and Legg Mason Partners Fund Advisor, LLC (“LMPFA”) dated August 1, 2006 is filed herewith.

(7) Subadvisory Agreement between LMPFA and Western Asset Management Company (“WAM”) dated August 1, 2006 is filed herewith.

(8) Subadvisory Agreement between the Registrant and Western Asset Management Company Limited (“WAML”) dated August 1, 2006 is filed herewith.

(e)(1) Broker Dealer Contract with CFBDS, Inc. is incorporated herein by reference to Post-Effective Amendment No. 26 to the Registration Statement filed on September 29, 1999.

(2) Form of Distribution Agreement with Citigroup Global Markets Inc., (“CGMI”), is incorporated herein by reference to Post-Effective Amendment No. 28 to the Registration Statement filed on November 22, 2000 (“Post-Effective Amendment No. 28”).

(3) Form of Amendment to the Distribution Agreement with CGMI dated as of December 1, 2005 is filed herewith.

(4) Form of Distribution Agreement between the Registrant and Legg Mason Investor Services, LLC (“LMIS”) dated as of December 1, 2005 is filed herewith.

(f) Not Applicable.

(g)(1) Form of Master Custodian Agreement between Registrant and State Street Bank and Trust Company dated as of June 29, 2001 is incorporated herein by reference to Post-Effective Amendment No. 30 to the Registration Statement filed on November 22, 2002.

(2) Form of Custodian Services Agreement between the Registrant and State Street Bank and Trust Company dated as of January 1, 2006 is filed herewith.

(h)(1) Administration Agreement between the Registrant and SBFM dated April 20, 1994 is incorporated herein by reference to Post-Effective Amendment No. 20.

(2) Amended Administration Agreement between the Registrant and SBFM dated March 18, 2005 is incorporated herein by reference to Post-Effective Amendment No. 35.

(3) Form of Transfer Agency Agreement between the Registrant and Citicorp Trust Bank, fsb (“Citicorp Trust”) dated October 1, 1999 is incorporated herein by reference to Post-Effective Amendment No. 28.

(4) Form of Sub-Transfer Agency Agreement between Citicorp Trust and PFPC Inc. dated October 1, 1999 is incorporated herein by reference to Post-Effective Amendment No. 28.

(5) Form of Transfer Agency and Services Agreement between the Registrant and PFPC Inc. dated as of January 1, 2006 filed herewith.

(6) Form of License Agreement between the Registrant and Citigroup Inc. dated as of December 1, 2005 to be filed by amendment.

(7) Form of License Agreement between the Registrant and Legg Mason Properties, Inc. to be filed by amendment.

(i) Form of opinion to be filed by amendment.

(j)(1) Consent of Independent Registered Public Accounting Firm to be filed by amendment.

(2) Power of Attorney dated April 12, 2006 is filed herewith.

(k) Not Applicable.

(l) Not Applicable.

(m)(1) Amended and Restated Shareholder Services and Distribution Plan pursuant to Rule 12b-1 between the Registrant and CGM, is incorporated by reference to Post-Effective Amendment No. 32.

(2) Form of Amended Shareholder Services and Distribution Plan pursuant to 12b-1 (relating to Class A, B, C and I shares), dated as of December 1, 2005 is filed herewith.

(3) Amended Shareholder Services and Distribution Plan pursuant to 12b-1 (relating to Class R shares), to be filed by amendment.

(n)(1) Rule 18f-3(d) Multiple Class Plan of the Registrant is incorporated herein by reference to Post-Effective Amendment No. 25.

(2) Amended Rule 18f-3(d) Multiple Class Plan of the Registrant to be filed by amendment.

(o) Not Applicable.

(p)(1) Code of Ethics - Citigroup Asset Management, as amended June 22, 2005 is incorporated herein by reference to Post-Effective Amendment No. 36 to the Registration Statement filed on September 28, 2005.

(2) Code of Ethics of CGMI is incorporated herein by reference to Post-Effective Amendment No. 31.

(3) Code of Ethics of CAM Ltd. is incorporated herein by reference to Post-Effective Amendment No. 35.

(4) Amended Code of Ethics of Citigroup Asset Management - North America and Certain Registered Investment Companies, as amended September 13, 2005 is filed herewith.

(5) Code of Ethics of LMIS is filed herewith.

(6) Code of Ethics of WAM and WAML is filed herewith.

Item 24. Persons Controlled by or under Common Control with Registrant

None

Item 25. Indemnification

Response to this item is incorporated herein by reference to Post-Effective Amendment No. 13.

Response to this item is incorporated by reference to the Registration Statement. Reference is hereby made to paragraph 4 of the Distribution Agreement between the Registrant and CGMI, (the “CGMI Distribution Agreement”) and paragraph 7 of the Amendment to the Distribution Agreement between the Registrant and CGMI, paragraph 9 of the Distribution Agreement between the Registrant and LMIS. The Directors and officers of the Registrant and the personnel of the Registrant’s manager are insured under an errors and omissions liability insurance policy. The Registrant and its officers are also insured under the fidelity bond required by Rule 17g-1 under the Investment Company Act of 1940.

Item 26. Business and Other Connections of Investment Adviser

(a)Investment Adviser – LMPFA was formed in 2006 under the laws of the State of Delaware as a limited liability company. LMPFA is a direct wholly-owned subsidiary of Legg Mason, Inc. (“Legg Mason”).

LMPFA is registered as an investment adviser under the Investment Advisers Act of 1940, as amended. The list required by this item 26 of officers and directors of LMPFA together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by such officers and directors during the past two years, is incorporated herein by reference to Schedules A and D of Form ADV filed by LMPFA pursuant to the Investment Advisers Act of 1940, as amended (SEC File No. 801-66785).

Subadvisor — Western Asset Management Company (“WAM”) WAM was organized under the laws of the State of California as a company. WAM is an indirect wholly-owned subsidiary of Legg Mason, Inc. (“Legg Mason”).

WAM is registered as an investment sub-adviser under the Investment Advisers Act of 1940, as amended (the “Advisers Act”). The list required by this Item 26 of officers and directors of WAM together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by such officers and directors during the past two years, is incorporated by reference to Schedules A and D of FORM ADV filed by WAM pursuant to the Advisers Act (SEC File No. 801-8162).

Subadvisor — Western Asset Management Co Ltd (“WAML”) WAML was incorporated under the laws of England as a corporation. WAML is a wholly-owned subsidiary of Legg Mason, Inc. (“Legg Mason”).

WAML is registered as an investment sub-adviser under the Investment Advisers Act of 1940, as amended (the “Advisers Act”). The list required by this Item 26 of officers and directors of WAML together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by such officers and directors during the past two years, is incorporated by reference to Schedules A and D of FORM ADV filed by WAML pursuant to the Advisers Act (SEC File No. 801-21068).

Item 27. Principal Underwriters

(a) CGMI, a distributor of the Registrant, is the distributor for each series of the registrants listed: Legg Mason Partners Trust. II, CitiFunds Trust. I, Salomon Funds Trust., Legg Mason Partners Variable Portfolios V, CitiFunds Premium Trust, CitiFunds Institutional Trust, CitiFunds Trust III, Legg Mason Partners Lifestyle Series, Inc., Legg Mason Partners Variable Portfolios III, Legg Mason Partners Investment Series, Consulting Group Capital Markets Funds, High Income opportunity Fund Inc., Intermediate Muni Fund, Inc., Legg Mason Partners Small Cap Core Fund, Inc., Legg Mason Partners Investment Trust., Real Estate Income Fund Inc., Managed High Income Portfolio Inc., Managed Municipals Portfolio Inc., Municipal High Income Fund Inc., Citigroup Investments Corporate Loan Fund Inc., Zenix Income Fund Inc., Salomon Brothers Capital Fund Inc., Salomon Brothers Investors Value Fund Inc., Salomon Brothers Fund Inc., Salomon Brothers Institutional Series Fund Inc., Salomon Brothers Series Funds Inc., Legg Mason Partners Variable Portfolios I Series Funds Inc., Salomon Brothers Opportunity Fund Inc., Salomon Brothers 2008 Worldwide Government Term Trust., Salomon Brothers High Income Fund Inc., Salomon Brothers High Income Fund II Inc., Salomon Brothers Emerging Markets Income Fund Inc., Salomon Brothers Emerging Markets Income Fund II Inc., Salomon Brothers Emerging Markets Floating Rate Fund Inc., Salomon Brothers Global High Income Fund Inc., Salomon Brothers Emerging Markets Debt Fund Inc., Salomon Brothers Capital and Income Fund Inc., Salomon Brothers Inflation Management Fund Inc., Salomon Brothers Variable Rate Strategic Fund Inc., Salomon Brothers Global Partners Income Fund Inc., Salomon Brothers Municipal Partners Fund Inc., Salomon Brothers Municipal Partners Fund II Inc., Legg Mason Partners Variable Portfolio II, Legg Mason Partners Adjustable Rate Income Fund, Legg Mason Partners Aggressive Growth Fund, Inc., Legg Mason Partners Appreciation Fund, Inc., Legg Mason Partners Arizona Municipals Fund, Inc., Legg Mason Partners California Municipal Fund, Inc., Legg Mason Partners Equity Funds, Legg Mason Partners Fundamental Value Fund, Inc., Legg Mason Partners Funds, Inc., Legg Mason Partners Income Funds, Smith Barney Institutional Cash Management Fund, Inc., Legg Mason Partners Investment Funds, Inc., Legg Mason Partners Investment Trust, Legg Mason Partners Core Plus Bond Fund, Inc., Legg Mason Partners Managed Municipals Fund, Inc., Legg Mason Partners Massachusetts Municipals Fund, Smith Barney Money Funds, Inc., Legg Mason Partners Municipal Funds,

Smith Barney Municipal Money Market Fund, Inc., Legg Mason Partners Sector Series, Inc., Legg Mason Partners Oregon Municipals Fund, Legg Mason Partners World Funds, Inc., Legg Mason Partners Variable Portfolios III, Inc., and various series of unit investment trusts.

LMIS, a distributor of the Registrant is also a distributor of the following funds:

Legg Mason Partners Trust II

CitiFunds Trust I

Salomon Funds Trust

Legg Mason Partners Variable Portfolios V

CitiFunds Premium Trust

CitiFunds Institutional Trust

CitiFunds Trust III

Legg Mason Partners Lifestyle Series, Inc.

Legg Mason Partners Variable Portfolio IV

Legg Mason Partners Investment Series

Consulting Group Capital Markets Funds

High Income Opportunity Fund Inc.

Intermediate Muni Fund, Inc.

Legg Mason Partners Small Cap Core Fund, Inc.

Legg Mason Partners Investment Trust

Real Estate Income Fund Inc.

Managed High Income Portfolio Inc.

Managed Municipals Portfolio Inc.

Municipal High Income Portfolio Inc.

Citigroup Investments Corporate Loan Fund Inc.

Zenix Income Fund Inc.

Salomon Brothers Capital Fund Inc.

Salomon Brothers Investors Value Fund Inc.

Salomon Brothers Fund Inc.

Salomon Brothers Institutional Series Fund Inc.

Salomon Brothers Series Funds Inc.

Legg Mason Partners Variable Portfolios I

Salomon Brothers Opportunity Fund Inc.

Salomon Brothers 2008 Worldwide Government Term Trust

Salomon Brothers High Income Fund Inc.

Salomon Brothers High Income Fund II Inc.

Salomon Brothers Emerging Markets Income Fund Inc.

Salomon Brothers Emerging Markets Income Fund II Inc.

Salomon Brothers Emerging Markets Floating Rate Fund Inc.

Salomon Brothers Global High Income Fund Inc.

Salomon Brothers Emerging Markets Debt Fund Inc.

Salomon Brothers Capital and Income Fund Inc.

Salomon Brothers Inflation Management Fund Inc.

Salomon Brothers Variable Rate Strategic Fund Inc.

Salomon Brothers Global Partners Income Fund Inc.

Salomon Brothers Municipal Partners Fund Inc.

Salomon Brothers Municipal Partners Fund II Inc.

Legg Mason Partners Variable Portfolios II

Legg Mason Partners Adjustable Rate Income Fund

Legg Mason Partners Aggressive Growth Fund, Inc.

Legg Mason Partners Appreciation Fund, Inc.

Legg Mason Partners California Municipals Fund, Inc.

Legg Mason Partners Equity Funds

Legg Mason Partners Fundamental Value Fund, Inc.

Legg Mason Partners Funds, Inc.

Legg Mason Partners Income Funds

Smith Barney Institutional Cash Management Fund, Inc.

Legg Mason Partners Investment Funds, Inc.

Legg Mason Partners Core Plus Bond Fund, Inc.

Legg Mason Partners Managed Municipals Fund, Inc.

Legg Mason Partners Massachusetts Municipal Fund

Legg Mason Partners New Jersey Municipals Fund, Inc.

Smith Barney Money Funds, Inc.

Legg Mason Partners Municipal Funds

Smith Barney Municipal Money Market Fund, Inc.

Legg Mason Partners Oregon Municipals Fund

Legg Mason Partners World Funds, Inc.

Legg Mason Partners Sector Series Inc.

Legg Mason Partners Variable Portfolios III

Legg Mason Cash Reserve Trust, Inc.

Legg Mason Charles Street Trust, Inc.

Legg Mason Global Trust, Inc.

Legg Mason Growth Trust, Inc.

Legg Mason Income Trust, Inc.

Legg Mason Investment Trust, Inc.

Legg Mason Investors Trust, Inc.

Legg Mason Light Street Trust, Inc.

Legg Mason Special Investment Trust, Inc.

Legg Mason Tax Exempt Trust, Inc.

Legg Mason Tax-Free Income Fund

Legg Mason Value Trust, Inc.

Western Asset Funds, Inc.

LMIS is the placement agent for Institutional Enhanced Portfolio, Prime Cash Reserves Portfolio, U.S. Treasury Reserves Portfolio, Tax Free Reserves Portfolio and Liquid Reserves Portfolio.

(b) The information required by this. Item 27 with respect to each director, officer and partner of CGMI is incorporated by reference to Schedule A of Form BD filed by CGMI pursuant to the Securities Exchange Act of 1934 (SEC File No. 8-8177):

The information required by this Item 27 with respect to each director and officer of LMIS is listed below:

Timothy C. Scheve - Managing Director

Mark R. Fetting - Managing Director

D. Stuart Bowers - Vice President

W. Talbot Daley - Vice President

Thomas J. Hirschmann - Vice President

Joseph M. Furey - General Counsel and Chief Compliance Officer

Ronald Holinsky - Counsel

Robert E. Patterson - Counsel

Theresa M. Silberzahn - Chief Financial Officer

Elisabeth F. Craig - AML Compliance Officer and Director of Continuing Education

All Addresses are 100 Light Street, Baltimore, Maryland 21202.

(c) Not applicable.

Item 28. Location of Accounts and Records

With respect to the Registrant’s Investment Manager:

(1)	c/o Legg Mason Partners Fund Advisor, LLC

399 Park Avenue

New York, NY 10022

With respect to the Registrant’s Subadvisors:

(2)	c/o Western Asset Management Company

399 Park Avenue

New York, NY 10022

(3)	c/o Western Asset Management Company Limited

399 Park Avenue

New York, NY 10022

With respect to the Registrant’s Custodian:

(3)	State Street Bank & Trust Company

225 Franklin Street

Boston, MA 02110

With respect to the Registrant’s Transfer Agent:

(4)	PFPC Inc.

P.O. Box 9699

Providence, Rhode Island 02940-9699

With respect to the Registrant’s Distributors:

(5)	Citigroup Global Markets Inc.

388 Greenwich Street

New York, New York 10013

(6)	Legg Mason Investor Services, LLC

100 Light Street

Baltimore, MD 21202

Item 29. Management Services

Not applicable.

Item 30. Undertakings

(a) Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant, LEGG MASON PARTNERS CORE PLUS BOND FUND INC., has duly caused this Post-Effective Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, all in the City of New York, State & New York on the 8th day of September, 2006.

LEGG MASON PARTNERS CORE PLUS BOND FUND INC.

/s/ R. Jay Gerken
R. Jay Gerken
Chief Executive Officer

Pursuant to the requirements of the Securities Act of 1933, as amended, this Post-Effective Amendment to the Registration Statement has been signed below by the following persons in the capacities indicated below on September 8, 2006.

Signature	Title
/s/ R. Jay Gerken R. Jay Gerken	Chairman of the Board and Chief Executive Officer

/s/ Kaprel Ozsolak Kaprel Ozsolak	Treasurer and Chief Financial Accounting Officer

/s/ Burt N. Dorsett* Burt N. Dorsett	Director

/s/ Dwight B. Crane* Dwight B. Crane	Director

Elliott S. Jaffe	Director

/s/ Stephen E. Kaufman* Stephen E. Kaufman	Director

/s/ Cornelius C. Rose, Jr.* Cornelius C. Rose, Jr.	Director

*By:	/s/ R. Jay Gerken R. Jay Gerken

Attorney-in-Fact, pursuant to Power of Attorney dated September 8, 2006.

EXHIBIT INDEX

Exhibit No.	Exhibit
(d)(5)	Management Agreement with SBFM

(d)(6)	Management Agreement with Legg Mason Partners Fund Advisor, LLC

(d)(7)	Subadvisory Agreement with Western Asset Management Company

(d)(8)	Subadvisory Agreement with Western Asset Management Company Limited

(e)(3)	Form of Amendment to the Distribution Agreement with CGMI

(e)(4)	Form of Distribution Agreement with Legg Mason Investor Services, LLC

(g)(2)	Form of Custodian Service Agreement with State Street Bank and Trust Company

(h)(5)	Form of Transfer Agency and Services Agreement with PFPC, Inc.

(j)(2)	Power of Attorney

(m)(2)	Form of Amended Shareholder Services and Distribution Plan

(p)(4)	Amended Code of Ethics of Citigroup Asset Management - North America and Certain Registered Investment Companies

(p)(5)	Code of Ethics of Legg Mason Investor Services, LLC

(p)(6)	Code of Ethics of Western Asset Management Company and Western Asset Management Company Limited